UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.	Reports to Stockholders.

UBS Relationship Funds

Annual Report

December 31, 2008

1

President’s letter

February 17, 2009

Dear valued shareholder,

During the twelve-month period, with nearly every asset class but US Treasuries generating negative double-digit returns, there were few places for investors to turn. Valuation took a backseat to emotion and panic, and our Funds’ performance—like that of other managers—was challenged.

Clearly, we are disappointed that we were unable to limit the extent of the downside that some of our Funds experienced. But in a "take-no-prisoners” bear market, the benefits of global diversification and asset allocation were not so readily apparent.

While no one can predict what the future holds, our research has shown us for some time now that there are unprecedented investment opportunities in the global marketplace. We have therefore been positioning our Funds to benefit when panic no longer rules the day, and the markets see a return to fundamentals. While our process tends to get us into and out of markets earlier than most—which, as evidenced in the current reporting period, can result in periodic underperformance—we believe that over time, our convictions will bear fruit for investors with the patience and fortitude to stay invested for the long term.

Our nearly three decades of experience has shown us that only by remaining grounded in our investment discipline can we maintain perspective when panic may cause others to lose their way. This was the case during the 1987 Black Monday and the 2000 Tech Bubble bear markets, when staying the course ultimately allowed us to deliver, over time, solid risk-adjusted performance for our clients.

Having said that, there are always areas for improvement and lessons to be learned—whether this means evolving our capabilities to give them the flexibility to tap into future opportunities, or restructuring our investment teams. One year ago, I wrote of our fixed income organization and the steps we were taking—including broadening the depth and breadth of our research capabilities—to better align it with the challenges we saw ahead. I am pleased to report that the changes we made here are already generating favorable results.

I believe our performance this year—rather than being an indicator that the investment decisions we made over the course of the period were misguided—is instead a firm statement of our commitment to our process and to following the dictates of our time-tested, forward-looking research.

During this bear market and beyond, we will not diverge from what our experience tells us is true: helping our clients preserve and grow their wealth over time can best be accomplished through a disciplined approach. By adhering to our methodology consistently and with conviction, we believe we are well-positioned to help you, our valued shareholders, prepare for the next five, 10 or 25 years of your financial futures.

Thank you for your continued support.

Kai R. Sotorp

President

UBS Relationship Funds

Head—Americas

UBS Global Asset Management (Americas) Inc.

2

The markets in review

Global economic growth falters

When the 12-month reporting period began, there were indications that the prolonged economic expansion in the US could be nearing an end. However, the consensus was that if the US fell into a recession, it would be modest and brief. A year later, the question was no longer if a recession would occur, it was whether the economic downturn would ultimately prove to be the most severe since World War II. Looking back, the economy, as measured by US gross domestic product (“GDP”), expanded 0.9% and 2.8% during the first and second quarters of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business and consumer consumption and surging unemployment caused the US economy to significantly weaken during the second half of the year. According to the Bureau of Economic Analysis, GDP was down 0.5% in the third quarter and, based on its advance estimate, had contracted 3.8% in the fourth quarter of the year.

Economic growth outside the US also faltered as the reporting period progressed. Many of the same issues impacting the US were evident overseas, ultimately sending the Eurozone, the UK and Japan into a recession by the end of 2008. Even developing countries, such as China and India, saw their growth rates weaken during 2008.

Global equity markets fall sharply

The overall US stock market moved sharply lower in 2008, posting one of its worst years ever. There was no shortage of factors causing stock prices to plunge during the year. In addition to escalating economic concerns, falling corporate profits, turmoil in the financial markets, deleveraging and a lack of liquidity all contributed to falling stock prices. For much of the year, risk aversion was elevated, causing investors to flock to the safety of US Treasury securities. During those periods, investors indiscriminately sold assets that were perceived to be risky, regardless of their underlying fundamentals. All told, the S&P 500 Index1 fell 37.0% in 2008, its third worst year ever and its weakest performance since 1937.

As poorly as US stocks performed, international equities were even weaker. While it was once thought that the US economy and stock market would decouple from the rest of the world, this did not prove to be the case. With global growth contracting rapidly, exporting nations were adversely affected. In addition, many developing countries with rich oil and commodity reserves were adversely affected as their prices declined in the second half of the year. During the 12-month reporting period, international developed equity markets, as measured by the MSCI EAFE Index,2 fell 43.06%. Emerging markets equities, as measured by the MSCI Emerging Markets Index,3 declined 53.18% over the same period.

Quality is king in the bond markets

Turning to the US bond market, Treasury yields fluctuated in response to mixed signals regarding the economy, including changing inflation expectations and uncertainties regarding the Federal Reserve Board’s (the “Fed”) future monetary policy. Treasury yields ultimately moved sharply lower, given the Fed’s seven interest rate cuts in 2008 and increased investor risk aversion. During the 12 months ended December 31, 2008, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 5.24%.

[1]	The S&P 500 Index tracks the performance of the 500 largest stocks that are considered to be widely held. Its performance is thought to be representative of the stock market as a whole.

[2]	The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East.

[3]	The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.

[4]

The Barclays Capital US Aggregate Index (formerly, the Lehman Brothers US Aggregate Index) covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. US Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the Index on April 1, 2007.

3

The markets in review

The international bond markets also produced positive results during the reporting period, as the JP Morgan Global Government Bond Index5 gained 9.40%. These returns were largely driven by the strong performance by government securities. In contrast, riskier fixed income asset classes performed poorly, as the Barclays Capital High Yield Bond Index6 declined 26.16%, and the JP Morgan Emerging Markets Bond Index Global7 fell 10.91%.

[5]	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.

[6]

The Barclays Capital High Yield Bond Index (formerly, the Lehman Brothers High Yield Bond Index) covers the US dollar-denominated, noninvestment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[7]

The JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index that tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect fees and expenses.

4

UBS Global Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Global Securities Relationship Fund (the “Fund”) declined 35.14%, while the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI)SM returned 10.89%, and the Global Securities Relationship Fund Index (the “Index”), declined 26.87%. For comparison purposes, the MSCI World Free Index (net) declined 40.71%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due primarily to market allocation and security selection. Currency positioning was positive for the reporting period.

Portfolio performance summary

What worked

•

The Fund’s currency strategy contributed positively to performance. The Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) While this positioning detracted from performance in 2007, our research indicated that investors’ yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies and against low-yielding currencies. We held firm, with the expectation that the carry trade would unwind at some point. When it reversed, our positioning produced some of the largest contributions to Fund performance over the period.

•

For most of the 12-month period, the Fund was allocated to lower-yielding “safe-haven” currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, our strategy underweighted high-yielding currencies, like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions.

•

In addition, the Fund held an overweight position in the US dollar, which had weakened and, as a result, we viewed as deeply undervalued. The Fund benefited when the US dollar rebounded during the period as investors moved to safe-haven currencies.

•

Between September and November, the Fund’s currency exposures made gains but, as valuation returned to normal levels, the Fund’s level of currency risk was progressively cut back. By the end of December, the Fund’s forward-looking currency strategy risk was below long-term expectations due to what we viewed as the shrunken opportunity set.

•

An underweight to commodity-driven equity markets produced positive returns for the 12-month period. These positions detracted from Fund returns in 2007 and the first half of 2008 as commodity prices soared and these markets followed. In keeping with our valuation discipline, which viewed commodities as overvalued, the Fund maintained its underweight. In the second half of 2008, as commodity prices collapsed worldwide, our strategy was rewarded.

•

In particular, the Fund maintained reduced exposure to the stock markets of Australia and Canada, which are commodity-driven markets, as well as to emerging markets countries—all of which declined significantly throughout the reporting period.

5

UBS Global Securities Relationship Fund

The Fund successfully underweighted emerging markets debt, which we viewed as overvalued. Spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities—in this asset class were tight by historical standards, and did not, in our view, offer adequate compensation for the inherent risk in emerging markets debt. This positioning was rewarded as spreads widened during the credit crisis.

What didn’t work

•	Several key asset allocation decisions detracted from Fund performance for the reporting period. Most notable was the Fund’s substantial overweight to developed market equities.

•

The year brought considerable financial and economic turmoil. A selloff during the first quarter led to what we viewed as improved equity valuations around the globe, leading to an increase in the Fund’s allocation to US and international equities. The Fund’s relative performance was positive until September, when the credit crunch morphed into a severe liquidity crisis. Although the economy may continue to suffer in the near term, world equity markets are pricing in an extremely negative outlook for the long term, which we believe is too pessimistic. On a valuation basis, we believe the opportunities today are unprecedented. As a result of the extreme selloff in the global equity markets, our research indicates that equities have never been as undervalued as they are now, particularly in relation to other asset classes.

In particular, the Fund was overweight to US equities. During the period, according to our models, the US equity market moved to 49% below fair value, a level we have not witnessed during the 27 years we have been managing multi-asset portfolios. In response, we increased the Fund’s US equity allocation to an aggressive overweight versus the benchmark. It is our belief that our views will ultimately be rewarded when fundamentals do return to the market and panic no longer rules the day.

•	Both sector allocation and stock selection within US equities detracted from the Fund’s performance.

•

The financial sector was down very sharply during the period, as government bailouts of major financial institutions caused unprecedented concern regarding the stability and future of the global financial system. An overweight to diversified financials hurt the Fund’s performance.

•	Exposure to semiconductors and vehicle parts, as well as an underweight to the consumer staples sector, hurt Fund performance.

•	Stock selection within the energy sector hurt performance, as did stock selection within the consumer services, pharmaceuticals and telecom services sectors.

•	An underweight to global sovereign bonds also generated negative results.

•

Investor anxiety reached panic proportions as credit markets seized up, notable financial institutions fell, and some money market funds lost value. This translated into a massive flight to quality as investors moved into “safe haven” assets and away from comparatively riskier asset classes. Our valuation models registered significant overvaluation of most sovereign bond markets.

•

Throughout most of the reporting period, the Fund was underweight government bond markets. This detracted from results as bond yields declined following a flight to quality. As news about a weakening global economy caused sovereign bonds to advance during the period, the Fund’s position was hurt.

6

UBS Global Securities Relationship Fund

•	The Fund’s overweight position in high yield bonds underperformed during the period.

•

High yield bond performance tends to correlate closely with the performance of equity markets. As the Fund’s exposure to equities increased, so did its position in noninvestment grade credit. Our research pointed to attractive valuations in the sector. However, high yield bonds posted a negative return as we witnessed substantial spread widening in the midst of the crisis.

•

Throughout the credit crisis, we have seen credit markets being driven not so much by credit fundamentals as by liquidity pressures. Spreads in these segments of the fixed income markets are at elevated levels, providing, in our view, attractive fundamental valuations. Additionally, at these spread levels, we believe that the potential for a marked increase in defaults or credit risk has been more than amply priced in, making these valuations even more attractive. Thus, we tactically added to the Fund’s high yield debt positioning during the reporting period.

•	Issue selection within the Fund’s fixed income components was a driving force behind underperformance.

•	The Fund’s positions in nonagency mortgage-backed securities suffered in the wake of the deteriorating real estate market and the seizing up of the credit markets.

•	An overweight allocation to the credit sectors—particularly US investment grade credit—hampered returns as well. We believe this sector has become more attractive as spreads have widened.

•	The Fund’s duration remains somewhat below the benchmark, reflecting our belief that yields remain significantly below fair value due to the flight to quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

7

UBS Global Securities Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08
UBS Global Securities Relationship Fund	(35.14)%	(0.49)%	3.44%
Citigroup World Government Bond Index (WGBI)SM(1)	10.89	6.05	5.90
MSCI World Free Index (net)(2)	(40.71)	(0.51)	(0.65)
Global Securities Relationship Fund Index(3)	(26.87)	1.89	2.60

(1)

The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)

The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(3)

The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JPMorgan Emerging Markets Bond Index Global (EMBI Global); 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. Investors should note that indices do not reflect the deduction of fees and expenses

Comparison of change in value of a $15,000,000 investment in the UBS Global Securities Relationship Fund and the Citigroup World Government Bond Index (WGBI)SM, the MSCI World Free Index (net) and the Global Securities Relationship Fund Index over the 10 years ended December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

8

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Intel Corp.	1.2%
General Electric Co.	1.1
Comcast Corp., Class A	1.1
Wells Fargo & Co.	0.9
Allergan, Inc.	0.9
Genzyme Corp.	0.9
Microsoft Corp.	0.9
Exelon Corp.	0.9
FedEx Corp.	0.8
PepsiCo, Inc.	0.8
Total	9.5%

(1)	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Country exposure, top five (unaudited)(2)

As of December 31, 2008

Percentage of net assets
United States	48.7%
Japan	4.7
United Kingdom	4.5
Switzerland	3.1
Germany	2.4
Total	63.4%

(2)

Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included the country exposure percentages would be as follows:

United States 61.4%, Japan 4.7%, United Kingdom 4.6%, Switzerland 3.1%, and Germany 2.4%.

Top ten long-term fixed income holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
US Treasury Notes, 3.750%, due 11/15/18	0.6%
Federal National Mortgage Association, 2.875%, due 12/11/13	0.5
Federal National Mortgage Association Pools, #993722, 5.500%, due 07/01/38	0.5
Federal National Mortgage Association, 4.500%, TBA	0.4
Federal National Mortgage Association Pools, #990740, 6.000%, due 09/01/38	0.4
Federal National Mortgage Association Pools, #948631, 6.000%, due 08/01/37	0.4
Federal Home Loan Mortgage Corp. Gold Pools, #G04121, 5.500%, due 04/01/38	0.4
US Treasury Bonds, 4.500%, due 05/15/38	0.4
Federal National Mortgage Association Pools, #888016, 5.500%, due 05/01/36	0.3
Federal Home Loan Mortgage Corp. Gold Pools, #G04567, 5.500%, due 07/01/38	0.3
Total	4.2%

9

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of December 31, 2008

Common stocks
Aerospace & defense	0.47%
Air freight & logistics	0.96
Airlines	0.41
Auto components	0.87
Automobiles	0.62
Beverages	1.14
Biotechnology	1.60
Building products	0.22
Capital markets	1.88
Chemicals	1.22
Commercial banks	4.89
Communications equipment	0.82
Computers & peripherals	1.08
Construction & engineering	0.06
Construction materials	0.27
Consumer finance	0.47
Diversified financial services	0.47
Diversified telecommunication services	1.34
Electric utilities	1.87
Energy equipment & services	1.23
Food & staples retailing	1.10
Food products	0.92
Health care equipment & supplies	1.95
Health care providers & services	1.09
Hotels, restaurants & leisure	1.35
Household durables	0.36
Household products	0.76
Independent power producers & energy traders	0.07
Industrial conglomerates	1.50
Insurance	3.59
Internet & catalog retail	0.14
Internet software & services	0.24
IT services	0.58
Life sciences tools & services	0.53
Machinery	2.21
Media	2.81
Metals & mining	0.47
Multiline retail	0.71
Multi-utilities	0.89
Office electronics	0.42
Oil, gas & consumable fuels	5.10
Pharmaceuticals	3.31
Professional services	0.27
Real estate management & development	0.47
Road & rail	1.16
Semiconductors & semiconductor equipment	2.65
Software	2.23
Specialty retail	0.62
Textiles, apparel & luxury goods	0.23
Tobacco	0.83
Trading companies & distributors	0.71
Wireless telecommunication services	1.39

Total common stocks	62.55

Bonds
Corporate bonds
Banks	0.14%
Commercial banks	0.04
Commercial services	0.02
Diversified financial services	0.06
Wireless telecommunication services	0.02

Total corporate bonds	0.28
Asset-backed securities	0.69
Collateralized debt obligation	0.08
Commercial mortgage-backed securities	1.01
Mortgage & agency debt securities	5.52
US government obligations	1.71
Non US-government obligations	0.65
Sovereign/supranational bond	0.02

Total bonds	9.96

Investment companies
UBS Corporate Bond Relationship Fund	2.81
UBS Emerging Markets Equity Relationship Fund	5.21
UBS High Yield Relationship Fund	7.13
UBS Small-Cap Equity Relationship Fund	3.32
UBS U.S. Securitized Mortgage Relationship Fund	1.75
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.49

Total investment companies	20.71
Short-term investment	3.03
Investment of cash collateral from securities loaned	0.95

Total investments	97.20
Cash and other assets, less liabilities	2.80

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

10

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 62.55%
Australia — 0.65%
BHP Billiton Ltd.	102,373	$2,156,111
National Australia Bank Ltd.	179,242	2,627,742
Orica Ltd.	259,188	2,544,758
Qantas Airways Ltd.	1,711,452	3,155,829

Total Australia common stocks		10,484,440

Austria — 0.37%
Telekom Austria AG	416,322	6,017,550

Canada — 1.42%
Canadian National Railway Co.	124,500	4,516,088
EnCana Corp.	123,100	5,679,851
Manulife Financial Corp.	129,200	2,176,881
Toronto-Dominion Bank	127,300	4,480,506
TransCanada Corp.	223,500	6,005,261

Total Canada common stocks		22,858,587

Cayman Islands — 0.17%
Seagate Technology	610,200	2,703,186

Finland — 0.37%
Nokia Oyj	386,069	5,985,204

France — 1.99%
AXA SA	180,363	4,021,141
BNP Paribas	163,366	6,898,361
GDF Suez	108,552	5,376,259
Societe Generale	29,890	1,513,855
Technip SA	60,238	1,845,456
Total SA	227,142	12,383,260

Total France common stocks		32,038,332

Germany — 2.23%
Daimler AG	130,898	4,973,638
E.ON AG	178,588	7,221,596
Henkel AG & Co KGaA, Preference shares	132,603	4,251,422
MAN AG	31,516	1,738,187
Metro AG	51,988	2,107,239
Muenchener Rueckversicherungs-Gesellschaft AG	55,274	8,686,148
Siemens AG	91,831	6,878,188

Total Germany common stocks		35,856,418

Greece — 0.11%
Alpha Bank AE	190,015	1,784,689

Guernsey — 0.08%
Resolution Ltd.*	781,221	1,246,753

Hong Kong — 0.66%
Bank of East Asia Ltd.	1,061,000	2,238,047
Esprit Holdings Ltd.	666,100	3,796,792
New World Development Ltd.	4,495,000	4,592,280

Total Hong Kong common stocks		10,627,119

Ireland — 0.58%
Bank of Ireland	346,368	408,123
CRH PLC	172,044	4,341,991
Elan Corp. PLC ADR*	189,600	1,137,600
Ryanair Holdings PLC ADR*	118,900	3,457,612

Total Ireland common stocks		9,345,326

Security description	Shares	Value

Italy — 0.16%
Intesa Sanpaolo SpA	716,667	$2,581,388

Japan — 4.72%
Bank of Yokohama Ltd.	621,000	3,673,295
Canon, Inc.	215,500	6,764,877
Honda Motor Co., Ltd.	229,000	4,966,390
Japan Tobacco, Inc.	2,597	8,599,715
Kao Corp.	190,000	5,753,765
Komatsu Ltd.	243,100	3,079,359
Kuraray Co., Ltd.	254,500	1,981,247
Mitsubishi Corp.	518,300	7,276,124
Mitsui Fudosan Co., Ltd.	181,000	3,007,845
Mitsui Sumitomo Insurance Group Holdings, Inc.	158,500	5,055,113
Nomura Holdings, Inc.	376,000	3,100,608
NTT DoCoMo, Inc.	2,596	5,117,474
Shin-Etsu Chemical Co., Ltd.	98,300	4,508,615
Sumitomo Mitsui Financial Group, Inc.(1)	1,373	5,947,507
Sumitomo Trust & Banking Co., Ltd.	758,000	4,486,119
THK Co., Ltd.	251,300	2,640,669

Total Japan common stocks		75,958,722

Jersey (Channel Islands) — 0.11%
Experian PLC	288,427	1,806,253

Luxembourg — 0.09%
ArcelorMittal(2)	62,278	1,504,504

Netherlands — 1.20%
Akzo Nobel NV	79,320	3,270,948
ASML Holding NV	338,897	6,047,654
ING Groep NV CVA	444,955	4,651,198
Reed Elsevier NV	285,918	3,368,711
TNT NV	104,842	2,013,618

Total Netherlands common stocks		19,352,129

Singapore — 0.47%
Olam International Ltd.(2)	4,099,000	3,302,862
Singapore Telecommunications Ltd.	2,374,000	4,226,955

Total Singapore common stocks		7,529,817

Spain — 0.23%
Banco Bilbao Vizcaya Argentaria SA	301,611	3,700,932

Switzerland — 3.07%
Adecco SA	72,744	2,469,077
Alcon, Inc.	17,200	1,534,068
Credit Suisse Group AG	161,949	4,438,899
Nestle SA	297,292	11,717,043
Nobel Biocare Holding AG	22,822	467,490
Novartis AG	251,164	12,584,443
Roche Holding AG	77,927	11,995,591
Synthes, Inc.	33,118	4,186,321

Total Switzerland common stocks		49,392,932

United Kingdom — 4.29%
Associated British Foods PLC	178,898	1,887,887
Balfour Beatty PLC	211,127	1,005,837
Barclays PLC	1,934,767	4,361,782
BP PLC	617,662	4,732,702
British Sky Broadcasting Group PLC	1,157,936	8,056,540
Cobham PLC	1,001,057	2,976,442
Imperial Tobacco Group PLC	179,703	4,800,428

11

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — (continued)
United Kingdom — (concluded)
Kingfisher PLC	1,704,296	$3,333,138
Prudential PLC	657,228	4,001,341
Rio Tinto PLC	178,228	3,861,634
Sage Group PLC	1,323,052	3,253,464
Standard Chartered PLC	239,958	3,067,457
Tesco PLC	773,264	4,028,636
Tullow Oil PLC	297,192	2,843,945
Vodafone Group PLC	6,326,453	12,735,867
Wolseley PLC	752,119	4,193,495

Total United Kingdom common stocks		69,140,595

United States — 39.58%
Abbott Laboratories	42,300	2,257,551
Abercrombie & Fitch Co., Class A	16,900	389,883
ACE Ltd.	190,000	10,054,800
Adobe Systems, Inc.*	45,700	972,953
Aflac, Inc.	276,800	12,688,512
Allergan, Inc.	361,100	14,559,552
Amazon.com, Inc.*	44,200	2,266,576
American Electric Power Co., Inc.	192,650	6,411,392
American Tower Corp., Class A*	33,000	967,560
Amgen, Inc.*	151,900	8,772,225
Anadarko Petroleum Corp.	212,000	8,172,600
Analog Devices, Inc.	465,500	8,853,810
Apple, Inc.*	113,700	9,704,295
AT&T, Inc.	398,800	11,365,800
Automatic Data Processing, Inc.	43,900	1,727,026
Baker Hughes, Inc.	250,700	8,039,949
Bank of New York Mellon Corp.	381,600	10,810,728
Baxter International, Inc.	46,400	2,486,576
BlackRock, Inc.	6,800	912,220
BorgWarner, Inc.	285,100	6,206,627
Broadcom Corp., Class A*	233,600	3,964,192
Burlington Northern Santa Fe Corp.	78,500	5,943,235
Campbell Soup Co.	37,900	1,137,379
Carnival Corp.	315,000	7,660,800
Celanese Corp., Series A	225,400	2,801,722
Cephalon, Inc.*	36,000	2,773,440
Chevron Corp.	146,500	10,836,605
Cisco Systems, Inc.*	190,400	3,103,520
City National Corp.	80,300	3,910,610
CME Group, Inc.	7,400	1,540,014
Coach, Inc.*	177,900	3,694,983
Colgate-Palmolive Co.	20,300	1,391,362
Comcast Corp., Class A	1,005,700	16,976,216
Constellation Brands, Inc., Class A*	327,100	5,158,367
Covidien Ltd.	203,200	7,363,968
DaVita, Inc.*	75,900	3,762,363
Discover Financial Services	791,375	7,541,804
Dynegy, Inc., Class A*	544,600	1,089,200
Ecolab, Inc.	24,100	847,115
EOG Resources, Inc.	63,100	4,201,198
Exelon Corp.	249,600	13,880,256
Express Scripts, Inc.*	33,400	1,836,332
FedEx Corp.	210,200	13,484,330
Fifth Third Bancorp	628,700	5,193,062
Fortune Brands, Inc.	141,600	5,845,248
General Dynamics Corp.	19,900	1,146,041

Security description	Shares	Value

United States — (continued)
General Electric Co.	1,065,800	$17,265,960
Genzyme Corp.*	215,100	14,276,187
Google, Inc., Class A*	12,600	3,876,390
Halliburton Co.	507,000	9,217,260
Hess Corp.	102,700	5,508,828
Home Depot, Inc.	40,800	939,216
Illinois Tool Works, Inc.	360,700	12,642,535
Intel Corp.	1,361,800	19,963,988
IntercontinentalExchange, Inc.*	7,900	651,276
International Game Technology	93,500	1,111,715
Interpublic Group of Cos., Inc.*	1,000,800	3,963,168
Intuit, Inc.*	315,200	7,498,608
JC Penney Co., Inc.	292,800	5,768,160
Johnson Controls, Inc.	427,200	7,757,952
JPMorgan Chase & Co.	23,700	747,261
Laboratory Corp. of America Holdings*	30,700	1,977,387
Macy’s, Inc.	546,100	5,652,135
Marathon Oil Corp.	217,600	5,953,536
Marvell Technology Group Ltd.*	565,700	3,773,219
Masco Corp.	322,200	3,586,086
MasterCard, Inc., Class A	22,600	3,230,218
McDonald’s Corp.	25,100	1,560,969
Medco Health Solutions, Inc.*	236,700	9,920,097
Medtronic, Inc.	252,700	7,939,834
MetLife, Inc.	134,400	4,685,184
Microsoft Corp.	725,400	14,101,776
Millipore Corp.*	87,800	4,523,456
Monsanto Co.	19,900	1,399,965
Morgan Stanley	515,350	8,266,214
NetApp, Inc.*	356,600	4,981,702
News Corp., Class A	737,300	6,702,057
NiSource, Inc.	88,500	970,845
Northern Trust Corp.	23,900	1,246,146
Omnicom Group, Inc.	226,900	6,108,148
Oracle Corp.*	57,000	1,010,610
PACCAR, Inc.	332,000	9,495,200
Pall Corp.	208,600	5,930,498
Peabody Energy Corp.	249,600	5,678,400
Pepco Holdings, Inc.	150,600	2,674,656
PepsiCo, Inc.	240,700	13,183,139
Pharmaceutical Product Development, Inc.	105,700	3,066,357
Praxair, Inc.	39,100	2,320,976
Precision Castparts Corp.	19,600	1,165,808
Principal Financial Group, Inc.	287,700	6,493,389
Procter & Gamble Co.	13,600	840,752
QUALCOMM, Inc.	114,800	4,113,284
Ryder System, Inc.	156,100	6,053,558
Schlumberger Ltd.	12,100	512,193
Sempra Energy	187,600	7,997,388
Sherwin-Williams Co.	24,400	1,457,900
Southwestern Energy Co.*	32,300	935,731
Sprint Nextel Corp.*	1,922,926	3,518,955
Starbucks Corp.*	761,400	7,202,844
Starwood Hotels & Resorts Worldwide, Inc.	205,300	3,674,870
Stryker Corp.	48,800	1,949,560
Sunoco, Inc.	98,800	4,293,848
SunTrust Banks, Inc.	225,400	6,658,316

12

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — (concluded)
United States — (concluded)
SYSCO Corp.	358,200	$8,217,108
T Rowe Price Group, Inc.	31,500	1,116,360
The Charles Schwab Corp.	21,900	354,123
Ultra Petroleum Corp.*	109,100	3,765,041
Union Pacific Corp.	46,800	2,237,040
United Technologies Corp.	43,300	2,320,880
Visa, Inc., Class A	82,100	4,306,145
VMware Inc., Class A*(2)	328,200	7,775,058
Waters Corp.*	26,400	967,560
Weatherford International Ltd.*	19,900	215,318
Wells Fargo & Co.	517,200	15,247,056
Wyeth	285,600	10,712,856
Wynn Resorts Ltd.*(2)	13,700	578,962
XTO Energy, Inc.	34,175	1,205,352
Zimmer Holdings, Inc.*	134,100	5,420,322

Total United States common stocks		637,138,888

Total common stocks (cost $1,453,200,364)		1,007,053,764

	Face amount
Bonds — 9.96%
Corporate bonds — 0.28%
France — 0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR 230,000	321,447

Germany — 0.08%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	230,000	323,749
Kreditanstalt fuer Wiederaufbau, 5.000%, due 07/04/11	300,000	439,520
6.000%, due 12/07/28	GBP 310,000	538,990

Total Germany corporate bonds		1,302,259

Ireland — 0.03%
GE Capital European Funding, 4.625%, due 08/23/10	EUR 330,000	451,992

Italy — 0.02%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	210,000	294,754

Netherlands — 0.04%
E.ON International Finance BV, 5.125%, due 10/02/12	220,000	316,864
Rabobank Nederland NV, 4.125%, due 04/04/12	220,000	306,659

Total Netherlands corporate bonds		623,523

United Kingdom — 0.05%
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP 170,000	262,565
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	160,000	253,041
Vodafone Group PLC, 3.625%, due 11/29/12	EUR 250,000	322,735

Total United Kingdom corporate bonds		838,341

Security description	Face amount	Value

United States — 0.04%
Citigroup, Inc., 5.500%, due 11/18/15	GBP 190,000	$247,880
ERAC USA Finance Co., 8.000%, due 01/15/11(3)	$425,000	398,688

Total United States corporate bonds		646,568

Total corporate bonds (cost $5,224,024)		4,478,884

Asset-backed securities — 0.69%
United States — 0.69%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(4)	3,000,000	2,869,675
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	570,000	547,444
GSAMP Trust, Series 2006-S5, Class A2, 5.658%, due 09/25/36(5)	1,962,951	49,074
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.571%, due 03/25/37(4)	604,485	81,853
Series 2006-5, Class A1, 5.500%, due 01/25/37(5)	1,116,261	261,438
MBNA Credit Card Master Note Trust, Series 2004-A10, Class A, 1.275%, due 03/15/12(4)	2,725,000	2,610,739
Series 2004-A7, Class A7, 1.295%, due 12/15/11(4)	1,650,000	1,602,900
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(4)	330,345	309,368
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.651%, due 09/25/36(4)	302,974	89,953
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.641%, due 08/25/36(4)	1,010,130	177,404
SACO I Trust, Series 2006-3, Class A1, 0.651%, due 04/25/36(4)	618,913	106,134
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.771%, due 12/25/35(3),(4)	704,631	391,745
Series 2005-S7, Class M5, 1.121%, due 12/25/35(3),(4)	2,500,000	25,680
WFS Financial Owner Trust, Series 2005-2, Class D, 4.840%, due 11/19/12	2,250,000	1,921,313

Total asset-backed securities (cost $18,616,260)		11,044,720

Collateralized debt obligation — 0.08%
United States — 0.08%
G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46(3),(6) (cost $4,928,637)	5,000,000	1,350,000

13

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Commercial mortgage-backed securities — 1.01%
United States — 1.01%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	$1,219,499	$1,035,711
Series 2006-PW14, Class B, 5.333%, due 12/11/38(3)	1,250,000	253,708
Series 2006-T22, Class A4, 5.464%, due 04/12/38(4)	975,000	833,771
Series 2006-T24, Class A4, 5.537%, due 10/12/41	1,850,000	1,548,669
Series 2006-PW12, Class A4, 5.718%, due 09/11/38(4)	1,150,000	935,516
Greenwich Capital Commercial Funding Corp., Series 2006-RR1, Class A1, 5.778%, due 03/18/49(3),(4)	8,000,000	2,240,000
GS Alternative Mortgage Product II, Series 2006-RR2, Class A1, 5.689%, due 06/23/46(3),(4),(6)	5,949,211	1,189,842
Series 2007-GG10, Class A4, 5.799%, due 08/10/45(2),(4)	5,530,000	4,012,881
JPMorgan Chase Commercial Alternative Mortgage Product, Series 2006-CB17, Class A4, 5.429%, due 12/12/43	2,500,000	1,897,537
JPMorgan Commercial Mortgage Finance Corp., Series 1999-C8, Class A2, 7.400%, due 07/15/31(4)	336,325	335,334
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46(4)	950,000	202,204
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, due 11/12/41	850,000	662,988
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2, 7.520%, due 12/18/09(4)	1,188,151	1,185,680

Total commercial mortgage-backed securities (cost $28,292,252)		16,333,841

Mortgage & agency debt securities — 5.52%
United States — 5.52%
Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.500%, due 02/25/24	114,761	114,694
Federal Home Loan Mortgage Corp. Gold Pools,† #A21485, 4.500%, due 05/01/34	2,509,616	2,549,186
#G08307, 5.000%, due 11/01/38	2,749,999	2,813,280
#G04121, 5.500%, due 04/01/38	6,123,888	6,274,988
#G04458, 5.500%, due 06/01/38	3,516,601	3,603,017
#G04567, 5.500%, due 07/01/38	4,425,499	4,534,251
#G04684, 5.500%, due 09/01/38	3,556,313	3,643,705
#C00730, 6.000%, due 03/01/29	652,437	676,013

Security description	Face amount	Value

Mortgage & agency debt securities — (continued)
United States — (continued)
#J02578, 6.500%, due 09/01/19	$892,735	$927,499
#C00742, 6.500%, due 04/01/29	1,996	2,089
#C26638, 6.500%, due 05/01/29	227,131	237,848
#G01449, 7.000%, due 07/01/32	551,581	579,674
#D66838, 8.000%, due 09/01/25	530	562
Federal National Mortgage Association,† 2.875%, due 12/11/13	8,530,000	8,737,049
3.500%, due 04/28/11	3,830,000	3,856,979
4.500%, TBA	7,000,000	7,094,066
5.250%, due 08/01/12	825,000	869,566
Federal National Mortgage Association Pools,† #357490, 5.000%, due 02/01/19	870,221	898,348
#762615, 5.500%, due 12/01/23	1,839,063	1,891,995
#688066, 5.500%, due 03/01/33	309,354	318,212
#705626, 5.500%, due 05/01/33	1,462,239	1,502,513
#555591, 5.500%, due 07/01/33	1,446,437	1,486,276
#888016, 5.500%, due 05/01/36	4,478,325	4,596,072
#983471, 5.500%, due 05/01/38	3,537,446	3,629,902
#993722, 5.500%, due 07/01/38	7,220,000	7,409,427
#934654, 5.500%, due 11/01/38	1,078,418	1,106,604
#596124, 6.000%, due 11/01/28	171,311	177,822
#323715, 6.000%, due 05/01/29	3,190	3,306
#522564, 6.000%, due 07/01/29	415,614	431,412
#585325, 6.000%, due 07/01/29	692,953	719,293
#545061, 6.000%, due 12/01/29	851,707	882,751
#708631, 6.000%, due 06/01/33	92,086	95,097
#948631, 6.000%, due 08/01/37	6,378,351	6,573,601
#988988, 6.000%, due 09/01/38	1,525,000	1,571,530
#990740, 6.000%, due 09/01/38	6,570,000	6,770,460
#190255, 6.500%, due 02/01/09	10,197	10,236
#653819, 7.500%, due 02/01/33	131,367	139,140
#N 7237, 9.500%, due 11/01/09	2,111	2,154
Federal National Mortgage Association Whole Loan,† Series 1995-W3, Class A, 9.000%, due 04/25/25	15,210	16,071
Government National Mortgage Association Pools, #2671, 6.000%, due 11/20/28	3,506	3,632
#495814, 6.000%, due 01/15/29	17,910	18,579
#2713, 6.000%, due 02/20/29	137,372	142,178
#2794, 6.000%, due 08/20/29	80,071	82,873
#509932, 6.500%, due 06/15/29	848,109	891,435
#491532, 6.500%, due 01/20/34	315,697	330,024
#780204, 7.000%, due 07/15/25	2,923	3,097
#405595, 7.000%, due 03/15/26	30,457	32,265
#338523, 8.000%, due 12/15/22	18,873	20,070
IndyMac INDX Mortgage Loan Trust, Series 2005-AR3, Class B1, 5.565%, due 04/25/35(4)	2,118,657	274,366
Residential Asset Securitization Trust, Series 2004-IP2, Class B1, 5.273%, due 12/25/34(4)	1,443,790	46,923
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS6, Class 3A1, 6.500%, due 09/25/32	223,294	213,898

Total mortgage & agency debt securities (cost $90,309,343)		88,806,028

14

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
US government obligations — 1.71%
United States — 1.71%
US Treasury Bonds, 4.500%, due 05/15/38(2)	$4,500,000	$6,141,798
4.750%, due 02/15/37	2,065,000	2,877,449
5.375%, due 02/15/31(2)	435,000	597,717
8.125%, due 08/15/19	1,475,000	2,180,004
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	3,890,000	4,064,916
US Treasury Notes, 2.000%, due 11/30/13(2)	2,450,000	2,513,548
3.750%, due 11/15/18(2)	8,065,000	9,129,822

Total US government obligations (cost $25,390,594)		27,505,254

Non US-government obligations — 0.65%
Canada — 0.01%
Government of Canada, 5.250%, due 06/01/12	CAD 200,000	182,020
5.750%, due 06/01/29	100	107
6.000%, due 06/01/11	200	180
8.000%, due 06/01/23	200	249

		182,556

France — 0.15%
Government of France, 3.500%, due 07/12/09	EUR 1,320,000	1,848,580
3.750%, due 04/25/21	260,000	363,829
4.000%, due 04/25/55	140,000	209,690

		2,422,099

Germany — 0.13%
Bundesschatzanweisungen, 4.000%, due 09/10/10	285,000	410,010
Deutsche Bundesrepublik, 4.000%, due 01/04/37	1,110,000	1,653,184

		2,063,194

Italy — 0.15%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	440,000	519,365
4.250%, due 08/01/13	750,000	1,069,518
4.500%, due 05/01/09	300,000	420,205
5.000%, due 08/01/34	310,000	426,391

		2,435,479

Spain — 0.13%
Government of Spain, 5.750%, due 07/30/32	260,000	437,733
6.150%, due 01/31/13	1,105,001	1,704,813

		2,142,546

Sweden — 0.01%
Government of Sweden, 6.750%, due 05/05/14	SEK 1,050,000	164,060

Security description	Face amount	Value

Bonds — (concluded)
United Kingdom — 0.07%
UK Gilts, 4.750%, due 12/07/38	GBP 130,000	$221,915
5.000%, due 03/07/12	215,000	334,847
8.000%, due 06/07/21	225,000	472,625

		1,029,387

Total non US-government obligations (cost $10,820,023)		10,439,321

Sovereign/supranational bond — 0.02%
European Investment Bank, 4.750%, due 06/06/12 (cost $461,276)	GBP 240,000	363,411

Total bonds (cost $184,042,409)		160,321,459

	Units
Investment companies — 20.71%
UBS Corporate Bond Relationship Fund*(7)	4,041,364	45,293,188
UBS Emerging Markets Equity Relationship Fund*(7)	4,581,384	83,811,833
UBS High Yield Relationship Fund*(7)	6,893,501	114,778,167
UBS Small-Cap Equity Relationship Fund*(7)	1,944,016	53,450,528
UBS U.S. Securitized Mortgage Relationship Fund*(7)	4,510,648	28,210,944
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(7)	718,498	7,832,416

Total investment companies (cost $415,261,280)		333,377,076

Short-term investment — 3.03%
Other — 3.03%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(7),(8) (cost $48,799,757)	48,799,757	48,799,757

Investment of cash collateral from securities loaned — 0.95%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(7),(8) (cost $15,254,124)	15,254,124	15,254,124

Total investments — 97.20% (cost $2,116,557,934)		1,564,806,180
Cash and other assets, less liabilities — 2.80%		45,148,909

Net assets —100.00%		$1,609,955,089

15

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $2,267,822,981; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$13,477,500
Gross unrealized depreciation	(716,494,301)

Net unrealized depreciation	$(703,016,801)

†

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of these securities amounted to $5,947,507 or 0.37%, of net assets.
(2)	Security, or portion thereof, was on loan at December 31, 2008.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $5,849,663 or 0.36% of net assets.

(4)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(6)	Security is illiquid. At December 31, 2008, the value of these securities amounted to $2,539,842 or 0.16% of net assets.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at December 31, 2008.
ADR	American depositary receipt
CDO	Collateralized debt obligations
CVA	Dutch certification — depository certificate
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency type abbreviations:

CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
SEK	Swedish Krona

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$4,928,638	0.31%	$1,350,000	0.08%
GS Alternative Mortgage Product II, Series 2006-RR2, Class A1, 5.689%, due 06/23/46	07/11/06	5,836,444	0.36	1,189,842	0.08

		$10,765,082	0.67%	$2,539,842	0.16%

16

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	3,080,000	USD	2,467,534	06/18/09	$(32,116)
Euro	24,980,000	USD	32,573,670	06/18/09	(1,992,349)
Euro	10,420,000	USD	14,887,783	06/18/09	469,131
Swiss Franc	7,655,000	USD	6,466,519	06/18/09	(749,175)
United States Dollar	15,877,655	GBP	10,655,000	06/18/09	(586,439)
United States Dollar	65,501,864	JPY	6,007,700,000	06/18/09	1,026,192
United States Dollar	87,116,701	SEK	702,300,000	06/18/09	1,782,593
United States Dollar	12,106,626	TWD	397,400,000	03/04/09	36,379

Net unrealized depreciation on forward foreign currency contracts					$(45,784)

Currency type abbreviations:

GBP	Great Britain Pound
JPY	Japanese Yen
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar

Futures contracts

UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
2 Year US Treasury Notes, 418 contracts (USD)	March 2009	$(90,502,610)	$(91,150,125)	$(647,515)
5 Year US Treasury Notes, 1,436 contracts (USD)	March 2009	(167,296,496)	(170,962,531)	(3,666,035)

Index futures buy contracts:
Amsterdam Exchanges Index, 351 contracts (EUR)	January 2009	24,034,385	24,340,506	306,121
Dow Jones EURO STOXX 50 Index, 1,434 contracts (EUR)	March 2009	48,583,756	49,583,222	999,466
FTSE 100 Index, 1,002 contracts (GBP)	March 2009	61,342,812	63,790,003	2,447,191
NIKKEI 225 Index, 265 contracts (JPY)	March 2009	24,449,697	26,405,317	1,955,620
S&P 500 Index, 452 contracts (USD)	March 2009	101,012,385	101,711,300	698,915
S&P MIB Index , 128 contracts (EUR)	March 2009	17,244,371	17,578,960	334,589

Index futures sell contracts:
DAX Index, 104 contracts (EUR)	March 2009	(17,143,282)	(17,844,380)	(701,098)
Hang Seng Stock Index, 82 contracts (HKD)	January 2009	(8,026,364)	(7,691,965)	334,399
S&P Toronto Stock Exchange 60 Index, 389 contracts (CAD)	March 2009	(32,333,710)	(34,025,289)	(1,691,579)
SPI 200 Index, 408 contracts (AUD)	March 2009	(24,946,711)	(26,792,845)	(1,846,134)

Net unrealized depreciation on futures contracts				$(1,476,060)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

17

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2008

Options written

UBS Global Securities Relationship Fund had the following open options written as of December 31, 2008:

	Expiration date	Premiums received	Value
Put option
90 Day Euro-Dollar Interest Rate Futures, 778 contracts, strike @ USD 96.50	June 2009	$302,090	$19,450

Currency type abbreviation:

USD	United States Dollar

18	See accompanying notes to financial statements.

UBS Emerging Markets Equity Completion Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Emerging Markets Equity Completion Relationship Fund (the “Fund”) declined 54.59%. For comparison purposes, the MSCI Emerging Markets Index (net) (the “Index”), declined 53.33%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Global emerging markets faced a challenging period during 2008, with the Index registering its largest calendar year decline following several years of very strong performance. During this time, stock selection detracted from the Fund’s performance, while sector allocation was a positive contributor to results.

Portfolio performance summary

What worked

•	Overall, sector positioning helped the Fund’s relative performance.

•

Overweights in several defensive sectors enhanced the Fund’s performance during the reporting period. In particular, the Fund’s overweights in the health care and consumer staples sectors were positive contributors to performance.

•	The Fund’s underweight position in materials was beneficial for results. The sector performed poorly given the sharp global economic slowdown.

•	A number of individual stocks boosted the Fund’s results.

•	In general, stock selection was strong in the consumer discretionary and information technology sectors.

•

In terms of individual holdings, stocks in a number of sectors enhanced the Fund’s results. Examples included Israeli-based Teva Pharmaceuticals, Chunghwa Telecom, the largest full-service telecom operator in Taiwan, and Uni-President Enterprises, the largest food producer in Taiwan.

•	Several country exposures were positive for the period.

•	Overweights in Israel and Taiwan enhanced the Fund’s results as these countries performed relatively well in a difficult market environment.

•	The Fund’s overweight position in China was a positive for performance. The Fund’s holdings in the country benefited from the government’s aggressive policy response to its moderating economy.

What didn’t work

•	Overall, stock selection was a negative contributor to the Fund’s performance.

•

Stocks in the energy sector hurt the Fund’s performance as they were negatively impacted by falling demand and prices. Examples of holdings that dragged down the Fund’s results were Russian Gazprom and Brazilian Petrobras.

19

UBS Emerging Markets Equity Completion Relationship Fund

•

The Fund’s holdings in the financials sector detracted from results as the global credit crisis continued to weigh heavily on the sector. Sberbank Russia, ICICI Bank India[1] and Turkiye Garanti [1] Bankasi were among the largest detractors.

•	Positioning in a number of sectors was a drag on the Fund’s performance during the reporting period.

•	Underweights in the utilities and information technology sectors, which declined less than the benchmark, hurt the Fund’s performance.

•	An overweight in the consumer discretionary sector detracted from the Fund’s performance. The sector performed poorly, in part due to concerns over weaker consumer spending.

•	Overall, country positioning was not rewarded during the reporting period.

•

The Fund’s exposure in Russia detracted from results. Russia faced a number of headwinds during the reporting period, including sharply lower oil prices and political issues, such as the conflict in Georgia. In addition, forced selling by highly leveraged investors dragged its stock market down significantly.

•	The Fund’s positioning in India hurt performance as the market fell sharply during the reporting period.

Portfolio Highlights

•	The Fund’s overweight in Teva Pharmaceuticals helped performance. The leading generics producer was only modestly impacted by the macroeconomic downturn.

•	The Fund’s holding of Uni-President performed well on the back of earnings visibility in its Taiwan business and potential growth in China.

•	The Fund’s large overweight in Gazprom hurt performance as oil prices fell sharply in the second half of the year. The Russian market faced headwinds as outlined above.

•

The Fund’s overweight in Bumi Resources was also a detractor due to negative sentiment toward commodities and softening oil prices. In addition, there were corporate governance issues with the controlling shareholder, Bakrie Brothers.

[1]	As of December 31, 2008, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

20

UBS Emerging Markets Equity Completion Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 5/25/06(1) to 12/31/08
UBS Emerging Markets Equity Completion Relationship Fund	(54.59)%	(8.99)%
MSCI Emerging Markets Index (net)(2)	(53.33)	(8.26)

(1)

Performance inception date of UBS Emerging Markets Equity Completion Relationship Fund. For illustration purposes, the since inception return for the index is calculated as of 05/31/06, which is the closest month end to the inception date of the Fund.

(2)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of June 2007 the index consisted of 25 emerging market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

Comparison of change in value of a $1,000,000 investment in the UBS Emerging Markets Equity Completion Relationship Fund and the MSCI Emerging Markets Index (net) from May 31, 2006, which is the month end after the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

21

UBS Emerging Markets Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Teva Pharmaceutical Industries Ltd. ADR	6.3%
Petroleo Brasileiro SA, Preference shares	5.4
China Mobile Ltd.	5.3
Taiwan Semiconductor Manufacturing Co., Ltd.	4.2
Chunghwa Telecom Co., Ltd.	4.2
Cia Vale do Rio Doce ADR	4.1
Public Bank Bhd	3.7
KT&G Corp.	3.7
China Merchants Bank Co., Ltd., H Shares	3.7
Gazprom OAO ADR	3.5
Total	44.1%

Country exposure, top five (unaudited)

As of December 31, 2008

Percentage of net assets
China	19.7%
Taiwan	16.0
Brazil	12.8
India	10.1
South Korea	8.8
Total	67.4%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Common stocks
Automobiles	5.59%
Beverages	1.46
Commercial banks	18.29
Diversified financial services	4.37
Diversified telecommunication services	4.19
Electronic equipment, instruments & components	2.58
Food products	6.54
Household durables	1.30
IT services	3.00
Marine	1.41
Media	2.41
Metals & mining	4.66
Multiline retail	1.82
Oil, gas & consumable fuels	11.10
Pharmaceuticals	8.92
Real estate management & development	2.32
Semiconductors & semiconductor equipment	4.23
Tobacco	3.69
Wireless telecommunication services	10.64

Total common stocks	98.52
Rights	0.03
Short-term investment	1.40

Total investments	99.95
Cash and other assets, less liabilities	0.05

Net assets	100.00%

22

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments December 31, 2008

Security description	Shares	Value
Common stocks — 98.52%
Brazil — 12.83%
Banco Itau Holding Financeira SA, Preference shares	109,350	$1,254,181
Cia Vale do Rio Doce ADR	127,700	1,546,447
Petroleo Brasileiro SA, Preference shares	201,752	2,031,708

Total Brazil common stocks		4,832,336

China — 19.73%
China COSCO Holdings Co., Ltd., H Shares	755,500	532,365
China Mengniu Dairy Co., Ltd.	1,005,000	1,314,913
China Merchants Bank Co., Ltd., H Shares	734,000	1,376,090
China Mobile Ltd.	198,000	2,007,483
China Overseas Land & Investment Ltd.	620,000	871,577
Dongfeng Motor Group Co., Ltd., H Shares	4,070,000	1,327,156

Total China common stocks		7,429,584

India — 10.13%
Bharti Airtel Ltd.*	69,619	1,028,445
Infosys Technology Ltd., ADR	45,900	1,127,763
Reliance Industries Ltd. GDR(1)	12,893	654,972
Sun Pharmaceutical Industries Ltd.	45,468	1,002,301

Total India common stocks		3,813,481

Indonesia — 5.23%
Astra International Tbk PT	771,500	778,297
Bank Rakyat Indonesia PT	2,329,000	1,029,456
Bumi Resources Tbk PT	1,877,000	161,962

Total Indonesia common stocks		1,969,715

Israel — 6.26%
Teva Pharmaceutical Industries Ltd. ADR	55,400	2,358,378

Kazakhstan — 0.55%
Eurasian Natural Resources Corp.	43,502	208,351

Malaysia — 3.72%
Public Bank Bhd	545,100	1,399,818

Mexico — 1.46%
Fomento Economico Mexicano SAB de CV	184,000	550,067

Philippines — 2.37%
Ayala Corp.	196,575	892,254

Russia — 5.14%
Gazprom OAO ADR	93,750	1,331,168
Sberbank	804,159	605,412

Total Russia common stocks		1,936,580

South Africa — 4.99%
MTN Group Ltd.	82,011	970,342
Naspers Ltd., Class N	49,906	907,144

Total South Africa common stocks		1,877,486

Security description	Shares	Value
South Korea — 8.75%
Hyundai Department Store Co., Ltd.*	13,871	$686,452
KT&G Corp.*	22,249	1,391,200
LG Electronics, Inc.*	8,030	490,219
Shinhan Financial Group Co., Ltd.*	31,335	725,741

Total South Korea common stocks		3,293,612

Taiwan — 16.04%
Chunghwa Telecom Co., Ltd.	988,240	1,576,868
HON HAI Precision Industry Co., Ltd.	492,730	971,396
Taiwan Semiconductor Manufacturing Co., Ltd.	1,163,863	1,593,015
Uni-President Enterprises Corp.	1,294,421	1,146,387
Yuanta Financial Holding Co., Ltd.	1,658,000	754,678

Total Taiwan common stocks		6,042,344

Thailand — 1.32%
Bank of Ayudhya PCL	1,517,900	418,768
Bank of Ayudhya PCL NVDR	289,200	80,191

Total Thailand common stocks		498,959

Total common stocks (cost $61,094,117)		37,102,965

	Number of rights
Rights — 0.03%
China — 0.03%
China Overseas Land & Investment, Ltd., expires 01/21/09*(2),(3) (cost $0)	24,800	9,264

	Units
Short-term investment — 1.40%
Investment company — 1.40%
UBS Cash Management Prime Relationship Fund, 1.53%(4),(5) (cost $527,715)	527,715	527,715

Total investments — 99.95% (cost $61,621,832)		37,639,944
Cash and other assets, less liabilities — 0.05%		20,542

Net assets — 100.00%		$37,660,486

23

UBS Emerging Markets Equity Completion Relationship Fund— Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $65,500,285; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$119,446
Gross unrealized depreciation	(27,979,787)

Net unrealized depreciation	$(27,860,341)

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of this security amounted to $654,972 or 1.74% of net assets.

(2)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of this security amounted to $9,264 or 0.03% of net assets.
(3)	Security is illiquid. At December 31, 2008, the value of these securities amounted to $9,264 or 0.03% of net assets.
(4)	Investment in affiliated mutual fund.
(5)	The rate shown reflects the yield at December 31, 2008.
ADR	American depositary receipt
GDR	Global depositary receipt
NVDR	Non voting depositary receipt

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

24	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 54.64%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), declined 53.33%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Global emerging markets faced a challenging period during 2008, with the Index registering its largest calendar year decline following several years of very strong performance. Stock selection detracted from the Fund’s performance during the reporting period, while sector allocation was a positive contributor to results.

Portfolio performance summary

What worked

•	Overall, sector positioning helped the Fund’s relative performance.

•	The Fund’s underweight position in industrials benefited performance. The cyclical sector performed poorly given the sharp global economic slowdown.

•

Overweights in several defensive sectors enhanced the Fund’s performance during the reporting period. In particular, the Fund’s overweights in the health care and consumer staples sectors were positive contributors to performance.

•	A number of individual stocks boosted the Fund’s results.

•	In general, stock selection was strong in the consumer discretionary, information technology and telecommunication services sectors.

•

In terms of individual holdings, stocks in a number of sectors enhanced the Fund’s results. Examples included Turkish mobile phone company Turkcell Iletisim Hizmet, Brazilian power company Cemig and Uni-President Enterprises, the largest food producer in Taiwan.

•	Several country exposures were positive for the period.

•	The Fund’s positioning in China was a positive for performance. The Fund’s holdings in the country benefited from the government’s aggressive policy response to its moderating economy.

•	The Fund’s positioning in Turkey made a positive contribution to the Fund, driven by the strong performance of overweight Turkcell.

What didn’t work

•	Overall, stock selection was a negative contributor to the Fund’s performance.

•

The Fund’s holdings in the financials sector detracted from results as the global credit crisis continued to weigh heavily on the sector. Sberbank Russia and OTP Bank, Hungary’s largest commercial bank, were among the largest detractors.

25

UBS Emerging Markets Equity Relationship Fund

•

Stock selection in the materials sector was a detractor from performance as the sector was negatively impacted by falling demand and prices. Fund holdings in this sector that hurt performance included Usiminas, a large producer of steel.

•	Positioning in a number of sectors was a drag on results during the reporting period.

•

The overweight in the energy sector hurt the Fund’s performance as the sector was negatively impacted by falling prices. Examples of holdings that dragged down the Fund’s results were Russian energy company Gazprom and Reliance Industries of India.

•	Overall, country positioning was not rewarded during the reporting period.

•

The Fund’s exposure in Russia was the largest detractor from a country perspective. Russia faced a number of headwinds during the reporting period, including sharply lower oil prices and political issues, such as the conflict in Georgia. In addition, forced selling by highly leveraged investors dragged its stock market down significantly.

•	Other negative contributions to the Fund came from underweight positions in South Africa and Mexico as the markets outperformed the emerging markets index.

Portfolio Highlights

•

The Fund’s overweight in Turkcell contributed positively. The high network quality and coverage of the mobile operator enhanced its competitive position. Furthermore, Turkcell benefited from a strong balance sheet, which was an important differentiator in last year’s environment.

•	Uni-President performed well on the back of earnings visibility in its Taiwan business and potential growth in China.

•	The Fund’s large overweight in Gazprom hurt performance as oil prices fell sharply in the second half of the year. The Russian market faced headwinds as outlined above.

•

The Fund’s overweight in Hungarian OTP Bank detracted from performance. Concerns arose about the bank’s loan book, which led to the fear of recapitalization. In addition, the Hungarian forint and other regional currencies were under pressure during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

26

UBS Emerging Markets Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08
UBS Emerging Markets Equity Relationship Fund(1)	(54.64)%	8.16%	10.08%
UBS Emerging Markets Equity Relationship Fund(2)	(55.32)	7.89	9.97
MSCI Emerging Markets Index (net)(3)	(53.33)	7.66	9.02

(1)	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(2)	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(3)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of June 2007 the index consisted of 25 emerging market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

Comparison of change in value of a $15,000,000 investment in the UBS Emerging Markets Equity Relationship Fund and the MSCI Emerging Markets Index (net) over the 10 years ended December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

27

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
China Mobile Ltd.	4.2%
Cia Vale do Rio Doce, Preference shares	3.6
Gazprom OAO ADR	3.6
Petroleo Brasileiro SA, Preference shares	3.6
Teva Pharmaceutical Industries Ltd. ADR	3.4
America Movil SAB de CV	2.7
Sasol Ltd.	2.7
Taiwan Semiconductor Manufacturing Co., Ltd.	2.6
Unibanco-Uniao de Bancos Brasileiros. SA GDR	2.6
CNOOC Ltd.	2.4
Total	31.4%

Country exposure, top five (unaudited)

As of December 31, 2008

Percentage of net assets
China	17.0%
Brazil	14.6
Taiwan	9.9
South Korea	8.2
India	7.6
Total	57.3%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Common stocks
Automobiles	2.53%
Beverages	1.25
Commercial banks	19.40
Construction & engineering	0.97
Diversified financial services	1.89
Diversified telecommunication services	2.89
Electric utilities	3.39
Electronic equipment, instruments & components	2.12
Energy equipment & services	0.40
Food products	2.80
Hotels, restaurants & leisure	0.42
Household durables	0.87
Household products	0.53
Industrial conglomerates	0.78
Insurance	1.32
IT services	1.41
Marine	0.31
Media	1.70
Metals & mining	7.61
Multiline retail	1.53
Oil, gas & consumable fuels	15.31
Personal products	1.11
Pharmaceuticals	4.59
Real estate management & development	1.13
Semiconductors & semiconductor equipment	4.58
Specialty retail	0.21
Thrifts & mortgage finance	0.48
Tobacco	1.86
Wireless telecommunication services	12.25

Total common stocks	95.64
Bond
Corporate bond
Metals & mining	0.00
Rights	0.01
Warrants	1.46
Short-term investment	2.40
Investment of cash collateral from securities loaned	0.33

Total investments	99.84
Cash and other assets, less liabilities	0.16

Net assets	100.00%

28

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 95.64%
Argentina — 0.40%
Tenaris SA	74,200	$1,556,716

Brazil — 14.63%
Banco Bradesco SA, Preference Shares	168,000	1,641,337
Banco Itau Holding Financeira SA, Preference shares	152,725	1,751,667
Cia de Bebidas das Americas, Preference shares	111,000	4,854,613
Cia Energetica de Minas Gerais, Preference shares	525,321	7,163,602
Cia Vale do Rio Doce, Preference shares	1,338,935	14,066,681
Petroleo Brasileiro SA, Preference shares	1,382,701	13,924,248
Unibanco — Uniao de Bancos Brasileiros SA GDR(1)	154,000	9,951,480
Usinas Siderurgicas de Minas Gerais SA, Preference shares	285,893	3,337,651

Total Brazil common stocks		56,691,279

China — 17.04%
China Communications Construction Co., Ltd., H Shares	3,000,000	3,749,545
China COSCO Holdings Co., Ltd., H Shares	1,719,500	1,211,650
China Mengniu Dairy Co., Ltd.	5,661,000	7,406,688
China Merchants Bank Co., Ltd., H Shares	3,072,500	5,760,268
China Mobile Ltd.	1,609,000	16,313,337
China Overseas Land & Investment Ltd.	3,126,000	4,394,434
China Petroleum & Chemical Corp., H Shares	4,816,130	2,966,993
China Shenhua Energy Co., Ltd., H Shares	1,608,000	3,448,294
Ctrip.com International Ltd.(1)	68,700	1,635,060
Dongfeng Motor Group Co., Ltd., H Shares	22,113,500	7,210,827
Industrial & Commercial Bank of China	16,364,000	8,696,945
Ping An Insurance Group Co. of China Ltd., H Shares	667,000	3,259,522

Total China common stocks		66,053,563

Czech Republic — 1.54%
CEZ	147,240	5,983,825

Hong Kong — 4.11%
China Unicom Hong Kong Ltd.	1,756,000	2,136,170
CNOOC Ltd.	9,973,000	9,477,246
Hengan International Group Co., Ltd.	1,334,000	4,301,297

Total Hong Kong common stocks		15,914,713

Hungary — 0.79%
OTP Bank Nyrt.*	201,119	3,055,586

India — 6.09%
Bajaj Holdings and Investment Ltd.	237,592	1,198,003
Bharti Airtel Ltd.*	333,912	4,932,707
HDFC Bank Ltd. ADR	48,700	3,476,206
Housing Development Finance Corp.	59,230	1,846,960
Infosys Technology Ltd., ADR	221,500	5,442,255
Jaiprakash Associates Ltd.	1,738,701	3,025,418
Sun Pharmaceutical Industries Ltd.	167,821	3,699,461

Total India common stocks		23,621,010

Indonesia — 3.09%
Astra International Tbk PT	2,581,576	2,604,320
Bank Rakyat Indonesia PT	10,070,500	4,451,326

Security description	Shares	Value

Indonesia — (concluded)
Bumi Resources Tbk PT	13,120,000	$1,132,092
Telekomunikasi Indonesia Tbk PT	5,795,900	3,769,718

Total Indonesia common stocks		11,957,456

Israel — 3.40%
Teva Pharmaceutical Industries Ltd. ADR	309,620	13,180,523

Kazakhstan — 0.95%
Eurasian Natural Resources Corp.	772,817	3,701,382

Malaysia — 1.75%
Bumiputra-Commerce Holdings Bhd	1,373,000	2,338,269
Public Bank Bhd	1,734,800	4,454,969

Total Malaysia common stocks		6,793,238

Mexico — 4.14%
America Movil SAB de CV	6,776,000	10,397,516
Grupo Financiero Banorte SAB de CV, Class O	2,305,900	4,162,725
Grupo Televisa SA	100,100	1,495,494

Total Mexico common stocks		16,055,735

Philippines — 1.29%
Ayala Corp.	835,855	3,793,947
Philippine National Bank*	3,936,850	1,199,186

Total Philippines common stocks		4,993,133

Poland — 0.53%
Powszechna Kasa Oszczednosci Bank Polski SA	170,640	2,044,298

Russia — 6.14%
Gazprom OAO ADR	991,032	14,071,577
LUKOIL ADR	47,152	1,560,731
Mobile Telesystems OJSC ADR	68,700	1,832,916
Novolipetsk Steel OJSC GDR(2)	19,852	198,520
Novolipetsk Steel OJSC GDR	173,340	1,639,103
Pharmstandard GDR*	78,622	832,589
Pharmstandard GDR, Class S*(2)	8,000	82,400
Sberbank	4,763,838	3,586,463

Total Russia common stocks		23,804,299

South Africa — 6.86%
Anglo Platinum Ltd.	53,597	3,031,731
JD Group Ltd.	202,876	808,355
MTN Group Ltd.	414,540	4,904,776
Naspers Ltd., Class N	280,020	5,089,938
Sasol Ltd.	337,244	10,301,604
Standard Bank Group Ltd.	271,275	2,457,734

Total South Africa common stocks		26,594,138

South Korea — 8.24%
Hyundai Department Store Co., Ltd.*	119,536	5,915,632
KT&G Corp.*	115,164	7,201,050
LG Electronics, Inc.*	55,335	3,378,113
LG Household & Health Care Ltd.*	13,456	2,044,269
POSCO	11,955	3,531,444
Samsung Electronics Co., Ltd.	10,730	3,896,254
Shinhan Financial Group Co., Ltd.*	258,191	5,979,889

Total South Korea common stocks		31,946,651

29

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares		Value

Common stocks — (concluded)
Taiwan — 9.90%
Advanced Semiconductor Engineering, Inc.		3,672,128	$1,330,167
Cathay Financial Holding Co., Ltd.		1,668,650	1,872,531
Chinatrust Financial Holding Co., Ltd.		2,861,892	1,233,944
Chunghwa Telecom Co., Ltd.		4,658,660	7,433,511
HON HAI Precision Industry Co., Ltd.		4,170,816	8,222,585
MediaTek, Inc.		344,140	2,324,740
Taiwan Semiconductor Manufacturing Co., Ltd.		7,443,149	10,187,664
Uni-President Enterprises Corp.		3,879,201	3,435,565
Yuanta Financial Holding Co., Ltd.		5,153,000	2,345,510

Total Taiwan common stocks			38,386,217

Thailand — 1.56%
Bank of Ayudhya PCL		4,749,100	1,310,213
Bank of Ayudhya PCL NVDR		8,130,000	2,254,322
PTT Exploration & Production PCL		787,200	2,463,923

Total Thailand common stocks			6,028,458

Turkey — 3.19%
Turkcell Iletisim Hizmet AS		477,400	6,960,492
Turkiye Garanti Bankasi AS*		3,162,403	5,399,809

Total Turkey common stocks			12,360,301

Total common stocks (cost $484,581,407)			370,722,521

	Face amount
Bond — 0.00%
Corporate bond — 0.00%
Brazil — 0.00%
Cia Vale do Rio Doce, Mining Activities Revenue Linked Notes, 0.00%, due 09/29/49(3),(4),(5),(6) (cost $0)	BRL	23,646	0

	Number of rights
Rights — 0.01%
China — 0.01%
China Overseas Land & Investment, Ltd., expires 01/21/09* (3),(6) (cost $0)		125,040	46,707

	Number of warrants
Warrants — 1.46%
India — 1.46%
Reliance Industries Ltd., strike @ USD $0.00001, expires 10/24/12*(2),(6) (cost $8,234,736)		223,465	5,654,279

Security description	Units	Value

Short-term investment — 2.40%
Other — 2.40%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(7),(8) (cost $9,287,217)	9,287,217	$9,287,217

Investment of cash collateral from securities loaned — 0.33%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54% (7),(8) (cost $1,270,605)	1,270,605	1,270,605

Total investments — 99.84% (cost $503,373,965)		386,981,329
Cash and other assets, less liabilities — 0.16%		625,315

Net assets — 100.00%		$387,606,644

30

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $543,162,369; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,715,214
Gross unrealized depreciation	(160,896,254)

Net unrealized depreciation	$(156,181,040)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2008.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amount to $5,935,199 or 1.53% of net assets.

(3)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of these securities amounted to $46,707 or 0.01% of net assets.
(4)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(5)	Perpetual bond security. The maturity date reflects the next call date.
(6)	Security is illiquid. At December 31, 2008, the value of these securities amounted to $5,700,986 or 1.47% of net assets.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at December 31, 2008.
ADR	American depositary receipt
GDR	Global depositary receipt
NVDR	Non-voting depositary receipt
OJSC	Open Joint Stock Company

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

BRL	Brazilian Real
USD	United States Dollar

Restricted security

Security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	06/16/06	$364,023	0.09%	$448,466	0.12%
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	09/25/07	1,830,571	0.47	774,644	0.20
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	07/18/08	1,511,654	0.39	767,281	0.20
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	09/05/08	946,576	0.24	508,712	0.13
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	09/22/08	396,050	0.10	220,868	0.06
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	10/14/08	375,115	0.10	278,330	0.07
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	10/22/08	925,256	0.24	868,669	0.22
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	11/03/08	989,396	0.26	854,575	0.22
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	11/06/08	537,583	0.14	548,056	0.14
Reliance Industries Ltd., strike @ $0.00001, expires 10/24/12	11/14/08	358,512	0.09	384,678	0.10

		$8,234,736	2.12%	$5,654,279	1.46%

See accompanying notes to financial statements.	31

UBS International Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS International Equity Relationship Fund (the “Fund”) declined 43.08%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), declined 43.56%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund performed in line with its benchmark during the reporting period.

Portfolio performance summary

What worked

•	Stock selection in the consumer discretionary sector made the largest positive contribution to performance.

•	The Fund’s holdings in British Sky Broadcasting and Kingfisher in the UK performed well relative to the benchmark. (For details, see “Portfolio Highlights.”)

•	Not holding Sony was positive, as well. The company fell nearly 70% during the year as it lost ground versus its competitors in challenging market conditions.

•	Information technology was a further positive for performance, mainly due to stock selection.

•	The Fund held several software and services stocks that held up well during the year, including Sage Group and SAP.[1]

•	Technology hardware and the semiconductors and equipment group were also positive.

•	The Fund’s healthcare equipment and services stocks also helped performance. In particular, medical devices company Synthes made a significant contribution.

•	Transportation stocks aided performance during the period. The Fund’s positions in Canadian National Railway and Ryanair were relative outperformers.

What didn’t work

•	Stock selection in materials was the largest detractor from performance. During the year, positions in Norsk Hydro,[1] Rio Tinto, BHP Billiton and Nitto Denko[1] were disappointments.

•	The Fund’s holdings in financial stocks created a notable drag on performance, particularly stock selection in banks.

•	Bank of Ireland,[1] BNP Paribas, Barclays, Alpha Bank and Sumitomo Mitsui Financial Group were all notable negatives for performance. (For details, see “Portfolio Highlights.”)

•	Stock selection in real estate, in particular Sun Hung Kai[1], also detracted from performance.

[1]	As of December 31, 2008, this position was no longer held by the Fund.

32

UBS International Equity Relationship Fund

•

These negative impacts on performance were partially offset by stock selection in insurance, notably the Fund’s overweight in Munich Re. Additionally, positioning in diversified financials, such as an underweight to Deutsche Bank[1] and not holding Fortis, was positive for performance. (For details, see “Portfolio Highlights.”)

•	Stock selection in the consumer staples sector was also negative for performance.

•

Detractors included stocks in the food and staples retailing group, such as Metro and Olam International, and the food, beverage and tobacco group, including Japan Tobacco. The fact that the Fund did not hold British American Tobacco and Unilever, which both performed strongly during the period, also detracted from performance.

•	These detractors were partially offset by the positive contribution made by Nestle, Associated British Foods and Imperial Tobacco.

•

The Fund’s underweight in utilities hindered relative performance. Not holding Tokyo Electric Power, National Grid and British Energy, which performed well during the turbulent second half of 2008, hurt performance. However, we continue to find very little value in the sector.

•

Positions in industrials also hurt performance. Capital goods companies including Mitsubishi Corp., Komatsu, Siemens, THK and MAN suffered, detracting from performance. Yet, we still believe there are attractive opportunities among these stocks.

•	At a country level, the largest negative for performance was Japan due to weak stock selection.

Portfolio Highlights

•

Munich Re had positive relative returns during the period. Heavy general provisioning in recent years has resulted in Munich Re being one of the few insurance companies with excess reserves, which should buffer earnings during the current pricing downturn. During December, its share price received a boost when the company acquired the Hartford Steam Boiler Group from AIG to expand its US business. Management has so far proved disciplined, generally adding niche quality businesses which we believe to be value enhancing.

•

British Sky Broadcasting made a positive contribution to performance. The company has repositioned itself as a triple-play provider using a much lower price point than that of its peers, which we believe will drive its growth despite a recession. At the end of October, British Sky Broadcasting posted higher earnings after gaining customers in its pay-TV and broadband businesses. We also believe the company will increase its television margins to at least 25% by 2010, and will exercise discipline in the use of its excess cash.

•

We retained the Fund’s overweight holding in Vodafone. Though service revenues slowed by just over 1%, this was broadly in line with expectations. In addition, earnings per share increased by 17%, as the Value Added Tax (VAT) was temporarily cut in the UK. We believe Vodafone owns some of the highest-quality assets in one of the most attractive parts of the telecom industry. Vodafone has also recently cut prices to compete with other low-cost providers and, given its regional scale, it should be the lowest-cost provider of mobile services. If the company delivers on this potential, we will see long-term growth as Vodafone further increases its market share of revenue and profits.

[1]	As of December 31, 2008, this position was no longer held by the Fund.

33

UBS International Equity Relationship Fund

•

BNP Paribas hindered returns. During November, BNP Paribas released third-quarter figures showing that revenues were down year over year, and that net income of $901 million was down 55.6% year over year. These results were well below market consensus. In December, it was revealed that BNP Paribas had roughly $350 million of exposure to the Madoff scheme. Additionally, the company announced that it might cut 700 investment banking jobs. Despite these recent bad news stories, the company has shown no operational underperformance versus peers, and has displayed superior risk management throughout the subprime crisis. We continue to like this stock, and see it as being one of the financial companies best positioned to ride out the recession.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

34

UBS International Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08
UBS International Equity Relationship Fund	(43.08)%	(0.33)%	1.28%
MSCI World Free ex USA Index (net)(1)	(43.56)	1.91	1.18

(1)

The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of June 2007 the index consisted of 22 developed market country indices. This dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

Comparison of change in value of a $15,000,000 investment in the UBS International Equity Relationship Fund and the MSCI World Free ex USA Index (net) over the 10 years ended December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

35

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Vodafone Group PLC	3.3%
Novartis AG	3.3
Total SA	3.2
Roche Holding AG	3.1
Nestle SA	3.1
Japan Tobacco, Inc.	2.3
Muenchener Rueckversicherungs-Gesellschaft AG	2.2
British Sky Broadcasting Group PLC	2.1
Mitsubishi Corp.	1.9
E.ON AG	1.9
Total	26.4%

Country exposure, top five (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Japan	19.9%
United Kingdom	17.7
Switzerland	12.6
Germany	9.3
France	8.3
Total	67.8%

(1)	Figures represent the direct investments of the UBS International Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of December 31, 2008

Common stocks
Aerospace & defense	0.78%
Air freight & logistics	0.52
Airlines	1.56
Automobiles	2.61
Capital markets	1.98
Chemicals	3.16
Commercial banks	12.14
Communications equipment	1.57
Construction & engineering	0.27
Construction materials	1.09
Diversified financial services	1.22
Diversified telecommunication services	2.58
Electric utilities	1.87
Energy equipment & services	0.47
Food & staples retailing	2.38
Food products	3.56
Health care equipment & supplies	1.28
Household products	2.61
Industrial conglomerates	1.80
Insurance	6.16
Machinery	1.95
Media	2.96
Metals & mining	1.96
Multi-utilities	1.34
Office electronics	1.77
Oil, gas & consumable fuels	8.08
Pharmaceuticals	6.69
Professional services	1.11
Real estate management & development	1.86
Road & rail	1.13
Semiconductors & semiconductor equipment	1.59
Software	1.17
Specialty retail	1.77
Tobacco	3.44
Trading companies & distributors	2.96
Wireless telecommunication services	4.68

Total common stocks	94.07
Investment company
iShares MSCI EAFE Index Fund	3.94
Short-term investment	0.95

Total investments	98.96
Cash and other assets, less liabilities	1.04

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

36

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 94.07%
Australia — 2.50%
BHP Billiton Ltd.	10,879	$229,126
National Australia Bank Ltd.	17,904	262,478
Orica Ltd.	25,908	254,370
Qantas Airways Ltd.	171,092	315,485

Total Australia common stocks		1,061,459

Austria — 1.58%
Telekom Austria AG	46,470	671,681

Canada — 5.74%
Canadian National Railway Co.	13,200	478,814
EnCana Corp.	13,100	604,436
Manulife Financial Corp.	14,400	242,625
Toronto-Dominion Bank	13,500	475,152
TransCanada Corp.	23,800	639,486

Total Canada common stocks		2,440,513

Finland — 1.57%
Nokia Oyj	43,093	668,068

France — 8.28%
AXA SA	20,157	449,395
BNP Paribas	17,868	754,502
GDF Suez	11,499	569,511
Societe Generale	3,263	165,263
Technip SA	6,577	201,493
Total SA	25,315	1,380,116

Total France common stocks		3,520,280

Germany — 9.26%
Daimler AG	14,622	555,582
E.ON AG	19,653	794,712
Henkel AG & Co KGaA, Preference shares	14,814	474,956
MAN AG	3,438	189,614
Metro AG	5,759	233,430
Muenchener Rueckversicherungs-Gesellschaft AG	5,865	921,668
Siemens AG	10,251	767,805

Total Germany common stocks		3,937,767

Greece — 0.47%
Alpha Bank AE	21,143	198,583

Guernsey — 0.31%
Resolution Ltd.*	83,123	132,656

Hong Kong — 2.58%
Bank of East Asia Ltd.	111,400	234,985
Esprit Holdings Ltd.	70,700	402,992
New World Development Ltd.	451,000	460,760

Total Hong Kong common stocks		1,098,737

Ireland — 2.17%
CRH PLC	18,292	461,647
Elan Corp. PLC ADR*	19,100	114,600
Ryanair Holdings PLC ADR*	11,900	346,052

Total Ireland common stocks		922,299

Italy — 0.68%
Intesa Sanpaolo SpA	79,703	287,085

Security description	Shares	Value

Japan — 19.91%
Bank of Yokohama Ltd.	69,000	$408,144
Canon, Inc.	24,000	753,397
Honda Motor Co., Ltd.	25,600	555,195
Japan Tobacco, Inc.	290	960,307
Kao Corp.	21,000	635,942
Komatsu Ltd.	27,200	344,544
Kuraray Co., Ltd.	28,000	217,976
Mitsubishi Corp.	57,800	811,422
Mitsui Fudosan Co., Ltd.	20,000	332,358
Mitsui Sumitomo Insurance Group Holdings, Inc.	17,700	564,514
Nomura Holdings, Inc.	42,000	346,344
NTT DoCoMo, Inc.	290	571,675
Shin-Etsu Chemical Co., Ltd.	11,000	504,525
Sumitomo Mitsui Financial Group, Inc.(1)	153	662,759
Sumitomo Trust & Banking Co., Ltd.	85,000	503,061
THK Co., Ltd.	28,100	295,276

Total Japan common stocks		8,467,439

Jersey (Channel Islands) — 0.46%
Experian PLC	31,476	197,116

Luxembourg — 0.41%
ArcelorMittal	7,302	176,401

Netherlands — 5.03%
Akzo Nobel NV	8,868	365,693
ASML Holding NV	37,833	675,134
ING Groep NV CVA	49,707	519,597
Reed Elsevier NV	30,619	360,756
TNT NV	11,456	220,026

Total Netherlands common stocks		2,141,206

Singapore — 1.83%
Olam International Ltd.	439,000	353,734
Singapore Telecommunications Ltd.	238,000	423,764

Total Singapore common stocks		777,498

Spain — 0.97%
Banco Bilbao Vizcaya Argentaria SA	33,709	413,628

Switzerland — 12.58%
Adecco SA	8,093	274,693
Credit Suisse Group AG	18,091	495,861
Nestle SA	33,157	1,306,803
Nobel Biocare Holding AG	3,692	75,627
Novartis AG	27,865	1,396,161
Roche Holding AG	8,662	1,333,374
Synthes, Inc.	3,699	467,576

Total Switzerland common stocks		5,350,095

United Kingdom — 17.74%
Associated British Foods PLC	19,837	209,337
Balfour Beatty PLC	23,754	113,167
Barclays PLC	202,757	457,100
BP PLC	65,481	501,734
British Sky Broadcasting Group PLC	129,198	898,917
Cobham PLC	111,933	332,810
Imperial Tobacco Group PLC	18,867	503,997
Kingfisher PLC	179,457	350,969
Prudential PLC	72,563	441,779

37

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — (concluded)
United Kingdom — (concluded)
Rio Tinto PLC	19,678	$426,360
Sage Group PLC	147,846	363,562
Standard Chartered PLC	26,502	338,783
Tesco PLC	81,982	427,119
Tullow Oil PLC	32,477	310,785
Vodafone Group PLC	705,537	1,420,326
Wolseley PLC	79,931	445,661

Total United Kingdom common stocks		7,542,406

Total common stocks (cost $59,235,503)		40,004,917

Investment company — 3.94%
iShares MSCI EAFE Index Fund (cost $1,646,989)	37,350	1,675,895

Security description	Units	Value

Short-term investment — 0.95%
Other — 0.95%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $403,279)	403,279	$403,279

Total investments — 98.96% (cost $61,285,771)		42,084,091
Cash and other assets, less liabilities — 1.04%		441,712

Net assets — 100.00%		$42,525,803

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $65,874,447; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$357,190
Gross unrealized depreciation	(24,147,546)

Net unrealized depreciation	$(23,790,356)

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of this security amounted to $662,759 or 1.56% of net assets.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2008.
ADR	American depositary receipt
CVA	Dutch certification — depository certificate

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

38

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2008

Forward foreign currency contracts

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Canadian Dollar	260,000	USD	212,200	06/18/09	$1,191
Euro	145,000	USD	208,583	06/18/09	7,940
Euro	2,210,000	USD	2,881,818	06/18/09	(176,265)
Great Britain Pound	170,000	USD	253,327	06/18/09	9,357
Hong Kong Dollar	2,360,000	USD	304,564	06/18/09	(217)
Japanese Yen	20,200,000	USD	224,517	06/18/09	826
Swiss Franc	296,046	GBP	170,000	06/18/09	(35,086)
Swiss Franc	215,000	USD	203,987	06/18/09	1,325
Swiss Franc	1,760,000	USD	1,486,750	06/18/09	(172,247)
United States Dollar	1,069,559	AUD	1,640,000	06/18/09	60,725
United States Dollar	961,377	CAD	1,200,000	06/18/09	12,513
United States Dollar	229,371	CAD	275,000	06/18/09	(6,187)
United States Dollar	260,374	CHF	275,000	06/18/09	(1,156)
United States Dollar	378,737	DKK	2,170,000	06/18/09	23,467
United States Dollar	369,615	GBP	255,000	06/18/09	(3,659)
United States Dollar	1,160,078	JPY	106,400,000	06/18/09	18,174
United States Dollar	175,771	NOK	1,240,000	06/18/09	153
United States Dollar	2,069,068	SEK	16,680,000	06/18/09	42,337
United States Dollar	252,703	SEK	1,900,000	06/18/09	(12,195)

Net unrealized depreciation on forward foreign currency contracts					$(229,004)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
GBP	Great Britain Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

See accompanying notes to financial statements.	39

UBS Small-Cap Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Small-Cap Equity Relationship Fund (the “Fund”) declined 41.27%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), declined 33.79%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was driven by security selection, while industry allocation contributed modestly to performance.

Portfolio performance summary

What worked

•	Industry selection overall made a positive contribution to the Fund’s returns for the year.

•

In a year of violent sector moves, the Fund’s overweights to industrials, particularly transportation stocks, and insurance benefited the Fund’s performance. Transportation stocks outperformed as fuel costs fell in the second half of the year.

•

Underweights to vehicle parts manufacturers and technology semiconductor stocks also contributed positively to performance. Vehicle parts manufacturers underperformed as investors reacted to the scope of the global economic slowdown and its impact on the US auto manufacturers. Semiconductor stocks also underperformed as investors questioned the source of ongoing demand growth.

•	Security selection, while negative overall, benefited the Fund’s performance in several industries.

•	Selection in the consumer-oriented segments of retailing and staples was positive. Holdings such as PetMed Express and Fresh Del Monte Produce were two outperformers during the year.

•

Insurance and REITs were two areas within financials that contributed positively to stock-specific relative results. Validus Holdings, Tower Group and Hatteras Financial were three standouts within this space.

•	Security selection in telecoms added value, as a position in CBeyond Inc. outperformed others in the sector.

What didn’t work

•	The Fund’s underweight to financial stocks, particularly banks, hindered relative returns.

•

Although the sector as a whole encountered difficulties when the financial crisis reached new levels in September, small cap banks managed to outperform meaningfully in the third quarter, a departure from results in the first half of the year.

•

We saw what we considered to be financial sector opportunities outside the banking industry, but security selection in the diversified financials area detracted from results. We believe the small cap banks will continue to face considerable headwinds for some time, and that the Fund will be rewarded for this positioning.

40

UBS Small-Cap Equity Relationship Fund

•	An overweight to energy stocks detracted from returns in the second half of the year.

•

The energy sector, which was the best-performing sector for the first half of 2008, was the worst-performing sector in the market during the second half of the year as crude oil prices dropped dramatically from historic highs reached in early July.

•

As energy stock prices fell, we added to the Fund’s exposure in the sector, moving from an underweight to an overweight energy position in the second half of the year. This increase was particularly focused within the oil services industry. We see good value in the oil service sector as the push toward more technology-intensive projects like deepwater oil and shale gas represents a structural trend.

•	Stock selection in the equipment management sector within energy contributed negatively to relative returns.

•

Security selection within the industrials sector had a negative impact on Fund performance. Holdings in capital goods such as BE Aerospace and Hexcel Corporation detracted from results as concerns over their ability to grow earnings dominated as economic issues expanded.

•

Stock selection in technology also held back the Fund. Within the tech sector, the Fund’s holdings are focused on computer hardware, software, IT services and the Internet. The software holdings, in particular, generated negative performance.

•	The Fund’s underweight to utilities detracted from returns. The sector held up relatively well as a defensive store of value in this exceptionally volatile year for US small cap stocks.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

41

UBS Small-Cap Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08
UBS Small-Cap Equity Relationship Fund	(41.27)%	(3.58)%	3.80%
Russell 2000 Index(1)	(33.79)	(0.93)	3.02

(1)

The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Small-Cap Equity Relationship Fund and the Russell 2000 Index over the 10 years ended December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

42

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Validus Holdings Ltd.	3.2%
Tower Group, Inc.	2.7
Hatteras Financial Corp.	2.2
AGL Resources, Inc.	2.0
Hibbett Sports, Inc.	1.9
NeuStar, Inc., Class A	1.9
Fresh Del Monte Produce, Inc.	1.9
Equitable Resources, Inc.	1.8
Coinstar, Inc.	1.8
AngioDynamics, Inc.	1.7
Total	21.1%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Common stocks
Aerospace & defense	1.53%
Air freight & logistics	0.83
Capital markets	1.82
Chemicals	1.23
Commercial banks	1.19
Commercial services & supplies	3.63
Communications equipment	3.74
Computers & peripherals	0.96
Distributors	1.41
Diversified consumer services	1.78
Diversified telecommunication services	0.80
Electrical equipment	2.57
Electronic equipment & instruments	1.12
Energy equipment & services	4.51
Food products	1.89
Gas utilities	3.79
Health care equipment & supplies	8.69
Health care providers & services	3.33
Hotels, restaurants & leisure	1.28
Insurance	6.74
Internet & catalog retail	0.87
Internet software & services	4.18
IT services	2.85
Machinery	1.93
Media	1.73
Metals & mining	3.33
Oil, gas & consumable fuels	0.71
Personal products	0.78
Real estate investment trusts (REITs)	6.41
Real estate management & development	0.29
Road & rail	4.53
Semiconductors & semiconductor equipment	0.68
Software	5.43
Specialty retail	3.19
Textiles, apparel & luxury goods	1.48
Trading companies & distributors	1.72

Total common stocks	92.95
Short-term investment	7.90
Investment of cash collateral from securities loaned	4.62

Total investments	105.47
Liabilities, in excess of cash and other assets	(5.47)

Net assets	100.00%

43

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 92.95%
Aerospace & defense — 1.53%
BE Aerospace, Inc.*	203,200	$1,562,608
Hexcel Corp.*	208,100	1,537,859

		3,100,467

Air freight & logistics — 0.83%
Dynamex, Inc.*	114,300	1,685,925

Capital markets — 1.82%
Lazard Ltd., Class A	60,600	1,802,244
optionsXpress Holdings, Inc.	62,900	840,344
PennantPark Investment Corp.	288,900	1,042,929

		3,685,517

Chemicals — 1.23%
Cytec Industries, Inc.	117,600	2,495,472

Commercial banks — 1.19%
Cullen/Frost Bankers, Inc.	47,400	2,402,232

Commercial services & supplies — 3.63%
InnerWorkings, Inc.*(1)	390,700	2,559,085
Interface, Inc., Class A	451,800	2,096,352
Mobile Mini, Inc.*(1)	188,000	2,710,960

		7,366,397

Communications equipment — 3.74%
BigBand Networks, Inc.*	93,700	517,224
F5 Networks, Inc.*	118,400	2,706,624
Harris Corp.	70,400	2,678,720
NICE Systems Ltd. ADR*	74,700	1,678,509

		7,581,077

Computers & peripherals — 0.96%
Stratasys, Inc.*(1)	181,000	1,945,750

Distributors — 1.41%
LKQ Corp.*	244,200	2,847,372

Diversified consumer services — 1.78%
Coinstar, Inc.*	185,300	3,615,203

Diversified telecommunication services — 0.80%
Cbeyond, Inc.*	101,100	1,615,578

Electrical equipment — 2.57%
AO Smith Corp.	61,400	1,812,528
Regal-Beloit Corp.(1)	89,400	3,396,306

		5,208,834

Electronic equipment & instruments — 1.12%
Daktronics, Inc.	242,254	2,267,497

Energy equipment & services — 4.51%
Gulfmark Offshore, Inc.*	92,900	2,210,091
Oceaneering International, Inc.*	80,300	2,339,942
Oil States International, Inc.*	130,200	2,433,438
Tetra Technologies, Inc.*	445,400	2,164,644

		9,148,115

Food products — 1.89%
Fresh Del Monte Produce, Inc.*	170,900	3,831,578

Security description	Shares	Value

Gas utilities — 3.79%
AGL Resources, Inc.	126,500	$3,965,775
Equitable Resources, Inc.	110,800	3,717,340

		7,683,115

Health care equipment & supplies — 8.69%
AngioDynamics, Inc.*	257,672	3,527,530
CONMED Corp.*	107,100	2,563,974
Edwards Lifesciences Corp.*	40,500	2,225,475
Medical Action Industries, Inc.*	306,143	3,061,430
Orthofix International NV*	202,529	3,104,769
The Cooper Cos., Inc.(1)	191,400	3,138,960

		17,622,138

Health care providers & services — 3.33%
Henry Schein, Inc.*	45,600	1,673,064
MWI Veterinary Supply, Inc.*	65,700	1,771,272
Patterson Cos., Inc.*	68,800	1,290,000
PSS World Medical, Inc.*(1)	106,700	2,008,094

		6,742,430

Hotels, restaurants & leisure — 1.28%
Life Time Fitness, Inc.*(1)	200,200	2,592,590

Insurance — 6.74%
SeaBright Insurance Holdings, Inc.*	147,400	1,730,476
Tower Group, Inc.	192,900	5,441,709
Validus Holdings Ltd.	247,900	6,485,064

		13,657,249

Internet & catalog retail — 0.87%
PetMed Express, Inc.*	100,500	1,771,815

Internet software & services — 4.18%
Art Technology Group, Inc.*	1,072,125	2,069,201
Dice Holdings, Inc.*	28,300	115,464
TheStreet.com, Inc.(1)	515,000	1,493,500
ValueClick, Inc.*	259,000	1,771,560
Websense, Inc.*	201,600	3,017,952

		8,467,677

IT services — 2.85%
NeuStar, Inc., Class A*	203,300	3,889,129
RightNow Technologies, Inc.*	243,700	1,883,801

		5,772,930

Machinery — 1.93%
Chart Industries, Inc.*	90,205	958,879
Pall Corp.	103,900	2,953,877

		3,912,756

Media — 1.73%
Cinemark Holdings, Inc.	471,500	3,503,245

Metals & mining — 3.33%
Brush Engineered Materials, Inc.*	158,100	2,011,032
Haynes International, Inc.*(1)	94,500	2,326,590
Steel Dynamics, Inc.	215,100	2,404,818

		6,742,440

Oil, gas & consumable fuels — 0.71%
Foundation Coal Holdings, Inc.	102,700	1,439,854

44

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — (concluded)
Personal products — 0.78%
Prestige Brands Holdings, Inc.*	150,000	$1,582,500

Real estate investment trusts (REITs) — 6.41%
American Campus Communities, Inc.	90,100	1,845,248
Capstead Mortgage Corp.	260,500	2,805,585
Digital Realty Trust, Inc.	50,100	1,645,785
Entertainment Properties Trust(1)	73,400	2,187,320
Hatteras Financial Corp.	169,200	4,500,720

		12,984,658

Real estate management & development — 0.29%
Maui Land & Pineapple Co., Inc.*	43,379	582,580

Road & rail — 4.53%
Kansas City Southern*	151,200	2,880,360
Knight Transportation, Inc.(1)	181,100	2,919,332
Old Dominion Freight Line, Inc.*	118,900	3,383,894

		9,183,586

Semiconductors & semiconductor equipment — 0.68%
ON Semiconductor Corp.*	406,200	1,381,080

Software — 5.43%
Factset Research Systems, Inc.(1)	65,100	2,880,024
Nuance Communications, Inc.*(1)	291,100	3,015,796
Quest Software, Inc.*	156,600	1,971,594
Smith Micro Software, Inc.*	254,517	1,415,115
Sourcefire, Inc.*	5,800	32,480
Vasco Data Security International, Inc.*	164,155	1,695,721

		11,010,730

Security description	Shares	Value

Specialty retail — 3.19%
Hibbett Sports, Inc.*	248,800	$3,908,648
PetSmart, Inc.	138,400	2,553,480

		6,462,128

Textiles, apparel & luxury goods — 1.48%
Movado Group, Inc.	208,368	1,956,576
Steven Madden Ltd.*	49,100	1,046,812

		3,003,388

Trading companies & distributors — 1.72%
Interline Brands, Inc.*	328,500	3,491,955

Total common stocks (cost $276,077,532)		188,387,858

	Units
Short-term investment — 7.90%
Other — 7.90%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(2),(3) (cost $16,018,731)	16,018,731	16,018,731

Investment of cash collateral from securities loaned — 4.62%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54% (2),(3) (cost $9,365,994)	9,365,994	9,365,994

Total investments — 105.47% (cost $301,462,257)		213,772,583
Liabilities, in excess of cash and other assets — (5.47)%		(11,078,271)

Net assets — 100.00%		$202,694,312

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $307,898,747; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,358,583
Gross unrealized depreciation	(100,484,747)

Net unrealized depreciation	$(94,126,164)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2008.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2008.
ADR	American depositary receipt
REIT	Real estate investment trust

See accompanying notes to financial statements.	45

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) declined 41.02%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), declined 37.60%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due largely to industry allocation, with stock selection having a negative effect, as well. The Fund’s underperformance for the year versus the benchmark was primarily driven by negative performance in the fourth quarter of 2008.

Portfolio performance summary

What worked

•	The Fund’s underweight positions in commodity-oriented stocks contributed positively to performance during the period.

•

The Fund has been underweight to the energy and materials groups for some time, reflecting our belief that oil prices were unsustainably high. During the second half of 2008, our conviction was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. When oil and other commodity prices dropped sharply, energy and materials stocks meaningfully underperformed other areas of the US market. The Fund’s reduced exposure to these sectors helped to insulate it from the broad declines suffered by many commodity-sensitive stocks.

•

As energy and materials stock prices have fallen, many of these names have transitioned from being overpriced to underpriced, in our view. As the valuations of these companies have become more attractive according to our models, we have added incrementally to the energy and materials exposure in the Fund. As of year end, the Fund continues to be underweight these sectors, but by a much smaller degree than it had been earlier in the year.

•	The Fund was overweight to the health care sector, which added to returns for the 12 months.

•

In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As the health care sector made gains, the Fund’s relative returns benefited.

•

The Fund seeks to identify and own companies whose future growth, in our view, is underestimated by the market. For example, many pharmaceutical and biotechnology stocks were hurt earlier in the year by concerns over pricing pressure, generic challenges, and increased FDA safety measures. However, we found what we considered to be some attractive opportunities among these companies. Specifically, we have owned companies that have unique or non-commodity product lines and pipelines. In some cases, these are players that can benefit as larger drug companies look to acquire growth platforms. Success stories for the period included Genzyme and Wyeth. (For details, see “Portfolio Highlights.”)

•	Strong stock selection in the financial sector generated positive results.

•	Investors remain fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for

46

UBS U.S. Equity Alpha Relationship Fund

some financial firms meaningfully below levels we feel are justified. We have focused on names with strong longer term fundamentals and near-term access to capital and funding needs.

•	The Fund held no real estate investment trusts during the period, reflecting our caution about this industry group. The decision made a positive contribution to the Fund’s relative returns.

•	The Fund’s positions in Wells Fargo and ACE Ltd. performed well relative to other banking stocks. (For details, see “Portfolio Highlights.”)

•	Security selection was positive in financials as the Fund had no exposure to American International Group, Lehman Brothers, Merrill Lynch or Fannie Mae.

•

The Fund successfully overweighted the utilities sector. As investors fled risky assets during the second half of the year, many who chose not to exit the US equity market altogether gravitated toward sectors perceived to be more defensive in nature. Along with consumer staples and health care, the utilities sector outperformed nearly all other sectors. The Fund benefited from its overweight position in utilities.

•

Within the industrials sector, the Fund had several profitable positions during the 12 months. In the transportation group, shares of FedEx posted strong relative returns. (For details, see “Portfolio Highlights.”)

What didn’t work

•	The Fund was underweight to consumer staples, which negatively impacted relative returns.

•	The consumer staples sector outperformed the market as a whole during the period, another example of the strength of defensive sectors.

•

As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we view as more attractive opportunities elsewhere.

•

Stock selection in consumer discretionary detracted from results. Positioning within consumer discretionary had a negative impact on results as overweights to media, auto parts and leisure detracted. In each case, we believe the companies owned in the Fund have the strength to make it through this particularly challenging time for the economy. Our research indicates that they are worth meaningfully more than investors are currently paying. However, as investors focused on the current and near-term issues facing the consumer, they tended to sell these names in favor of areas of the market perceived to be safer havens.

•

An overweight to the financial sector detracted from results. The financial sector was the worst-performing sector in the US equity market during 2008. Positioning within the sector, including underweighting REITs, regional banks and mortgage brokers, while overweighting the larger, more diversified banking platforms, was beneficial. However, the resulting overweight to the sector as a whole had a negative impact on overall results.

47

UBS U.S. Equity Alpha Relationship Fund

•	Security selection in the energy sector underperformed the benchmark.

•

Security selection detracted from results in energy most notably in the second half of the year. The Fund did not hold Exxon Mobil, and unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter as many investors viewed it to be a safe haven due to the large amount of cash on its balance sheet. (For details, see “Portfolio Highlights.”)

•

The Fund’s oil services holdings, such as Halliburton and Baker Hughes, also lagged the benchmark. We see good value in the oil services sector as the push toward more technology-intensive projects like deepwater oil and shale gas represents a trend.

•

The Fund’s telecom stock selection made a negative contribution to returns. The Fund’s position in Sprint declined, while shares of Verizon, which the Fund did not hold, gained during the period. As with many equity sectors, stronger balance sheets were rewarded during this period. Those companies considered to need more access to near-term credit tended to underperform, and this was a contributing factor in the performance of telecom stocks during the second half of 2008. (For details, see “Portfolio Highlights.”)

Portfolio Highlights

•

Genzyme added to performance as its shares outperformed during the period. Genzyme is seeking approval in the US and Europe for a new cancer treatment, Mozobil. Genzyme has also finalized a deal with Isis Pharmaceuticals for late-stage trials of the drug mipomersen to treat high-risk cholesterol patients. We remain confident in our current position and believe the pharmaceutical company will continue to have sustained growth, matching its profit targets. Genzyme has a wider range of products than many of its rivals.

•

Wells Fargo was a positive contributor to performance, particularly after the company was upgraded by analysts, who believe it is relatively well-capitalized to withstand the credit crisis. Our expectations for the company’s provisions are higher than the industry average due to its mix of business. We continue to monitor the company’s near-term and longer fundamentals closely.

•

Not owning shares of troubled American International Group (AIG) contributed positively to relative performance. The insurer’s shares plunged 84% in September, driven by the bailout by the US Federal Reserve earlier in the month that provided AIG with an $85 billion lifeline to help keep the firm solvent. The initial failure of the US Congress to approve the government’s $700 billion bailout proposal caused AIG’s stock price to plummet further. The company has asked for and received additional funds from the government.

•

FedEx positively affected performance during the period. We believe the truck/sea/air freight company will continue to gain US market share and enjoy sustained revenue growth internationally. We think the company’s superior management will help guide revenue margins.

•

Not owning shares of Exxon Mobil detracted from performance during the 12 months, as the company outperformed other energy sector stocks. The group’s principal activity is engaging in the exploration, production, transportation and sale of crude oil and natural gas. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the period, as many investors viewed it to be a safe haven in this time of panic due to the large amount of cash on its balance sheet. We prefer other names in the sector, as we feel they offer better opportunities at more reasonable valuations.

48

UBS U.S. Equity Alpha Relationship Fund

•

Sprint traded lower during the period, despite recently announcing that the WIMAX broadband wireless network is ready for commercial services. WIMAX offers data transmission at much faster speeds than other wireless services. Despite recent losses in the client base, we remain confident in our current position and believe the carrier will have success capturing new revenues through new customers and by upgrading their current client plans.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

49

UBS U.S. Equity Alpha Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 09/20/05(1) to 12/31/08
UBS U.S. Equity Alpha Relationship Fund	(41.02)%	(8.46)%
Russell 1000 Index(2)	(37.60)	(7.13)

(1)	Performance inception date of UBS U.S. Equity Alpha Relationship Fund.

(2)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Equity Alpha Relationship Fund and the Russell 1000 Index from September 20, 2005, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

50

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)*(1)

As of December 31, 2008

Percentage of net assets
Intel Corp.	3.8%
Comcast Corp., Class A	3.8
General Electric Co.	3.7
FedEx Corp.	3.5
Wyeth	3.2
Genzyme Corp.	2.9
ConocoPhillips	2.9
Illinois Tool Works, Inc.	2.8
Microsoft Corp.	2.6
Exelon Corp.	2.5
Total	31.7%

*	Only long positions are considered for top ten holdings.
(1)	Figures represent the direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

51

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of December 31, 2008

Common stocks
Air freight & logistics	3.50%
Auto components	4.00
Beverages	3.95
Biotechnology	5.04
Building products	0.69
Capital markets	2.87
Chemicals	0.62
Commercial banks	5.29
Computers & peripherals	2.84
Consumer finance	1.73
Diversified telecommunication services	2.11
Electric utilities	5.24
Energy equipment & services	2.90
Food & staples retailing	1.77
Food products	1.13
Health care equipment & supplies	4.12
Health care providers & services	2.87
Hotels, restaurants & leisure	3.91
Household durables	1.39
Independent power producers & energy traders	0.20
Industrial conglomerates	3.69
Insurance	5.71
Life sciences tools & services	1.80
Machinery	6.47
Media	7.61
Multiline retail	2.66
Multi-utilities	3.72
Oil, gas & consumable fuels	10.25
Pharmaceuticals	6.07
Road & rail	2.42
Semiconductors & semiconductor equipment	7.64
Software	5.75
Textiles, apparel & luxury goods	1.06
Wireless telecommunication services	0.76

Total common stocks	121.78
Investment company
SPDR Trust, Series 1	1.06
Short-term investment	1.64

Total investments before investments sold short	124.48
Investments sold short
Common stocks
Aerospace & defense	(1.53)
Air freight & logistics	(0.95)
Beverages	(0.84)
Capital markets	(0.68)
Food & staples retailing	(0.95)
Food products	(2.63)
Health care providers & services	(1.75)
Hotels, restaurants & leisure	(1.80)
Household durables	(0.71)
Machinery	(0.71)
Multiline retail	(0.33)
Multi-utilities	(1.46)
Oil, gas & consumable fuels	(1.50)
Pharmaceuticals	(2.50)
Software	(1.74)
Specialty retail	(3.39)

Tobacco	(0.63)%
Trading companies & distributors	(0.64)
Water utilities	(0.77)

Total investments sold short	(25.51)
Total investments, net of investments sold short	98.97
Cash and other assets, less liabilities	1.03

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

52

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 121.78%
Air freight & logistics — 3.50%
FedEx Corp.(1)	115,800	$7,428,570

Auto components — 4.00%
BorgWarner, Inc.(1)	181,100	3,942,547
Johnson Controls, Inc.(1)	251,300	4,563,608

		8,506,155

Beverages — 3.95%
Constellation Brands, Inc., Class A*(1)	189,200	2,983,684
Dr Pepper Snapple Group, Inc.*(1)	70,100	1,139,125
PepsiCo, Inc.(1)	78,000	4,272,060

		8,394,869

Biotechnology — 5.04%
Amgen, Inc.*(1)	59,900	3,459,225
Cephalon, Inc.*(1)	13,700	1,055,448
Genzyme Corp.*(1)	93,500	6,205,595

		10,720,268

Building products — 0.69%
Masco Corp.(1)	131,800	1,466,934

Capital markets — 2.87%
Bank of New York Mellon Corp.(1)	139,695	3,957,559
Morgan Stanley(1)	133,800	2,146,152

		6,103,711

Chemicals — 0.62%
Celanese Corp., Series A(1)	106,100	1,318,823

Commercial banks — 5.29%
City National Corp.(1)	32,600	1,587,620
Fifth Third Bancorp(1)	236,100	1,950,186
SunTrust Banks, Inc.(1)	127,500	3,766,350
Wells Fargo & Co.(1)	133,900	3,947,372

		11,251,528

Computers & peripherals — 2.84%
Apple, Inc.*(1)	31,500	2,688,525
NetApp, Inc.*(1)	157,800	2,204,466
Seagate Technology(1)	258,300	1,144,269

		6,037,260

Consumer finance — 1.73%
Discover Financial Services(1)	385,100	3,670,003

Diversified telecommunication services — 2.11%
AT&T, Inc.(1)	157,400	4,485,900

Electric utilities — 5.24%
American Electric Power Co., Inc.(1)	112,600	3,747,328
Exelon Corp.(1)	95,200	5,294,072
Pepco Holdings, Inc.(1)	117,800	2,092,128

		11,133,528

Energy equipment & services — 2.90%
Baker Hughes, Inc.(1)	95,400	3,059,478
Halliburton Co.(1)	170,600	3,101,508

		6,160,986

Food & staples retailing — 1.77%
SYSCO Corp.(1)	163,800	3,757,572

Food products — 1.13%
Dean Foods Co.*(1)	133,300	2,395,401

Security description	Shares	Value

Health care equipment & supplies — 4.12%
Covidien Ltd.(1)	95,000	$3,442,800
Medtronic, Inc.(1)	106,400	3,343,088
Zimmer Holdings, Inc.*(1)	48,800	1,972,496

		8,758,384

Health care providers & services — 2.87%
DaVita, Inc.*(1)	30,100	1,492,057
Medco Health Solutions, Inc.*(1)	110,000	4,610,100

		6,102,157

Hotels, restaurants & leisure — 3.91%
Carnival Corp.(1)	126,600	3,078,912
Starbucks Corp.*(1)	346,000	3,273,160
Starwood Hotels & Resorts Worldwide, Inc.(1)	109,100	1,952,890

		8,304,962

Household durables — 1.39%
Fortune Brands, Inc.(1)	71,800	2,963,904

Independent power producers & energy traders — 0.20%
Dynegy, Inc., Class A*	215,300	430,600

Industrial conglomerates — 3.69%
General Electric Co.(1)	483,400	7,831,080

Insurance — 5.71%
ACE Ltd.(1)	83,500	4,418,820
Aflac, Inc.(1)	98,900	4,533,576
MetLife, Inc.(1)	44,000	1,533,840
Principal Financial Group, Inc.(1)	72,700	1,640,839

		12,127,075

Life sciences tools & services — 1.80%
Millipore Corp.*(1)	37,700	1,942,304
Pharmaceutical Product Development, Inc.(1)	40,000	1,160,400
Waters Corp.*(1)	19,600	718,340

		3,821,044

Machinery — 6.47%
Illinois Tool Works, Inc.(1)	168,700	5,912,935
PACCAR, Inc.(1)	156,400	4,473,040
Pall Corp.(1)	118,600	3,371,798

		13,757,773

Media — 7.61%
Comcast Corp., Class A(1)	475,200	8,021,376
Interpublic Group of Cos., Inc.*(1)	425,100	1,683,396
News Corp., Class A(1)	327,800	2,979,702
Omnicom Group, Inc.(1)	129,300	3,480,756

		16,165,230

Multiline retail — 2.66%
JC Penney Co., Inc.(1)	124,000	2,442,800
Macy’s, Inc.(1)	221,600	2,293,560
Nordstrom, Inc.(1)	68,800	915,728

		5,652,088

Multi-utilities — 3.72%
MDU Resources Group, Inc.(1)	122,400	2,641,392
Sempra Energy(1)	123,300	5,256,279

		7,897,671

53

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — (concluded)
Oil, gas & consumable fuels — 10.25%
Anadarko Petroleum Corp.(1)	47,800	$1,842,690
ConocoPhillips(1)	119,600	6,195,280
EOG Resources, Inc.(1)	22,900	1,524,682
Hess Corp.(1)	39,200	2,102,688
Marathon Oil Corp.(1)	127,300	3,482,928
Peabody Energy Corp.(1)	105,200	2,393,300
Sunoco, Inc.(1)	68,300	2,968,318
Ultra Petroleum Corp.*(1)	36,600	1,263,066

		21,772,952

Pharmaceuticals — 6.07%
Allergan, Inc.(1)	109,800	4,427,136
Johnson & Johnson(1)	27,400	1,639,342
Wyeth(1)	181,900	6,823,069

		12,889,547

Road & rail — 2.42%
Burlington Northern Santa Fe Corp.(1)	37,500	2,839,125
Ryder System, Inc.(1)	59,200	2,295,776

		5,134,901

Semiconductors & semiconductor equipment — 7.64%
Analog Devices, Inc.(1)	220,500	4,193,910
Broadcom Corp., Class A*(1)	113,800	1,931,186
Intel Corp.(1)	555,100	8,137,766
Marvell Technology Group Ltd.*(1)	296,800	1,979,656

		16,242,518

Software — 5.75%
Intuit, Inc.*(1)	157,300	3,742,167
Microsoft Corp.(1)	279,400	5,431,536
VMware Inc., Class A*(1)	128,100	3,034,689

		12,208,392

Textiles, apparel & luxury goods — 1.06%
Coach, Inc.*(1)	108,400	2,251,468

Wireless telecommunication services — 0.76%
Sprint Nextel Corp.*(1)	879,400	1,609,302

Total common stocks (cost $360,761,806)		258,752,556

Investment company — 1.06%
SPDR Trust, Series 1 (cost $2,132,095)	25,000	2,256,000

	Units
Short-term investment — 1.64%
Investment company — 1.64%
UBS Cash Management Prime Relationship Fund, 1.53%(2),(3) (cost $3,494,097)	3,494,097	3,494,097

Total investments before investments sold short — 124.48% (cost $366,387,998)		264,502,653

Security description	Shares	Value

Investments sold short — (25.51)%
Common stocks — (25.51)%
Aerospace & defense — (1.53)%
Lockheed Martin Corp.	(19,200)	$(1,614,336)
Raytheon Co.	(31,900)	(1,628,176)

		(3,242,512)

Air freight & logistics — (0.95)%
C.H. Robinson Worldwide, Inc.	(36,800)	(2,025,104)

Beverages — (0.84)%
Molson Coors Brewing Co., Class B	(36,400)	(1,780,688)

Capital markets — (0.68)%
Charles Schwab Corp.	(89,800)	(1,452,066)

Food & staples retailing — (0.95)%
Wal-Mart Stores, Inc.	(36,200)	(2,029,372)

Food products — (2.63)%
Campbell Soup Co.	(49,700)	(1,491,497)
Flowers Foods, Inc.	(50,580)	(1,232,129)
General Mills, Inc.	(28,400)	(1,725,300)
Kellogg Co.	(26,000)	(1,140,100)

		(5,589,026)

Health care providers & services — (1.75)%
Amedisys, Inc.	(52,900)	(2,186,886)
Express Scripts, Inc.	(27,800)	(1,528,444)

		(3,715,330)

Hotels, restaurants & leisure — (1.80)%
McDonald’s Corp.	(35,500)	(2,207,745)
Yum! Brands, Inc.	(51,600)	(1,625,400)

		(3,833,145)

Household durables — (0.71)%
Stanley Works	(44,400)	(1,514,040)

Machinery — (0.71)%
Cummins, Inc.	(56,800)	(1,518,264)

Multiline retail — (0.33)%
Sears Holdings Corp.	(17,900)	(695,773)

Multi-utilities — (1.46)%
Consolidated Edison, Inc.	(48,700)	(1,895,891)
NSTAR	(32,800)	(1,196,872)

		(3,092,763)

Oil, gas & consumable fuels — (1.50)%
Devon Energy Corp.	(25,800)	(1,695,318)
Occidental Petroleum Corp.	(24,900)	(1,493,751)

		(3,189,069)

Pharmaceuticals — (2.50)%
Abbott Laboratories	(41,300)	(2,204,181)
Eli Lilly & Co.	(31,200)	(1,256,424)
Watson Pharmaceuticals, Inc.	(69,300)	(1,841,301)

		(5,301,906)

Software — (1.74)%
BMC Software, Inc.	(85,000)	(2,287,350)
Novell, Inc.	(360,400)	(1,401,956)

		(3,689,306)

54

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Investments sold short — (concluded)
Common stocks — (concluded)
Specialty retail — (3.39)%
Best Buy Co., Inc.	(47,700)	$(1,340,847)
GameStop Corp., Class A	(44,600)	(966,036)
Sherwin-Williams Co.	(34,200)	(2,043,450)
Tiffany & Co.	(65,000)	(1,535,950)
TJX Cos., Inc.	(64,500)	(1,326,765)

		(7,213,048)

Tobacco — (0.63)%
Altria Group, Inc.	(88,300)	(1,329,798)

Trading companies & distributors — (0.64)%
WW Grainger, Inc.	(17,200)	(1,356,048)

Water utilities — (0.77)%
American Water Works Co., Inc.	(78,100)	(1,630,728)

Total investments sold short (proceeds $67,322,659)		(54,197,986)

Total investments, net of investments sold short — 98.97%		210,304,667
Cash and other assets, less liabilities — 1.03%		2,183,681

Net assets — 100.00%		$212,488,348

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, was $401,507,679; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,447,934
Gross unrealized depreciation	(139,452,960)

Net unrealized depreciation	$(137,005,026)

*	Non-income producing security.
(1)	All or a portion of these securities have been delivered to cover open short positions.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.	55

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) declined 39.85%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), declined 37.60%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due largely to stock selection, with industry allocation having a slightly negative effect overall. The Fund kept pace with the Index for the first six months of the year. Though sector selection underweighting energy and materials in favor of financials and consumer discretionary detracted from results, it was largely offset by positive stock selection across most sectors. During the third quarter, the Fund outpaced the benchmark. However, the Fund underperformed for the fourth quarter, more than offsetting the outperformance in the first nine months of the year, and culminating in underperformance for the full calendar year.

Portfolio performance summary

What worked

•	The Fund’s underweight positions in commodity-oriented stocks contributed positively to performance during the period.

•

The Fund has been underweight to the energy and materials groups for some time, reflecting our belief that oil prices were unsustainably high. During the second half of 2008, our conviction was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. When oil and other commodity prices dropped sharply, energy and materials stocks meaningfully underperformed other areas of the US market. The Fund’s reduced exposure to these sectors helped to insulate it from the broad declines suffered by many commodity-sensitive stocks.

•

As energy and materials stock prices have fallen, many of these names have transitioned from being overpriced to underpriced, in our view. As the valuations of these companies have become more attractive according to our models, we have added incrementally to the energy and materials exposure in the Fund. As of year end, the Fund continues to be underweight these sectors, but by a much smaller degree than we had been earlier in the year.

•	The Fund was overweight to the health care sector, which added to returns for the 12 months.

•

In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As the health care sector made gains, the Fund’s relative returns benefited.

•

The Fund seeks to identify and own companies whose future growth, in our view, is underestimated by the market. For example, many pharmaceutical and biotechnology stocks were hurt earlier in the year by concerns over pricing pressure, generic challenges, and increased FDA safety measures. However, we found some attractive opportunities among these companies. Specifically, we have owned companies that have unique or non-commodity product lines and pipelines. In some cases, these are players that can benefit as larger drug companies look to acquire growth platforms. Success stories for the period included Genzyme and Wyeth. (For details, see “Portfolio Highlights.”)

56

UBS U.S. Large Cap Equity Relationship Fund

•	The Fund’s position in Medco Health Solutions, a medical services company, posted strong relative performance during the period.

•	Stock selection in the financial sector generated positive results.

•

Investors remain fearful of problems in the credit markets and the weak housing markets in the US and Europe. While these fears are understandable, we believe sentiment has pushed stock prices for some financial firms meaningfully below levels we feel are justified. We have focused on names with strong longer-term fundamentals and near-term access to capital and funding needs.

•	The Fund held no real estate investment trusts during the period, reflecting our caution about this industry group. The decision made a positive contribution to the Fund’s relative returns.

•	The Fund’s positions in Wells Fargo and Bank of New York Mellon performed well relative to other banking stocks. (For details, see “Portfolio Highlights.”)

•

Security selection was positive in financials as the Fund had no exposure to American International Group, Lehman Brothers, Merrill Lynch or Fannie Mae. A position in Freddie Mac was sold out of the portfolio in early August prior to the government action.

•

The Fund successfully overweighted the utilities sector. As investors fled risky assets during the second half of the year, many who chose not to exit the US equity market altogether gravitated toward sectors perceived to be more defensive in nature. Along with consumer staples and health care, the utilities sector outperformed nearly all other sectors. The Fund benefited from its overweight position in utilities.

What didn’t work

•	The Fund was underweight to consumer staples, which negatively impacted relative returns.

•	The consumer staples sector outperformed the market as a whole during the period, another example of the strength of defensive sectors.

•

As investors have gravitated toward this perceived safe haven, we believe the prices they are willing to pay are too high relative to the mispricings now found in other sectors. We continue to underweight the sector in favor of what we view as more attractive opportunities elsewhere.

•

Stock selection in consumer discretionary detracted from results. Positioning within consumer discretionary had a negative impact on results as overweights to media, auto parts and leisure detracted. In each case, we believe the companies owned in the Fund have the strength to make it through this particularly challenging time for the economy. Our research indicates that they are worth meaningfully more than investors are currently paying. However, as investors focused on the current and near-term issues facing the consumer, they tended to sell these names in favor of areas of the market perceived to be safer havens.

•

An overweight to the financial sector detracted from results. The financial sector was the worst-performing sector in the US equity market during 2008. Positioning within the sector, including underweighting REITs, regional banks and mortgage brokers, while overweighting the larger, more diversified banking platforms, was beneficial. However, the resulting overweight to the sector as a whole had a negative impact on overall results.

57

UBS U.S. Large Cap Equity Relationship Fund

•	Security selection in the energy sector underperformed the benchmark.

•

Security selection detracted from results in energy most notably in the second half of the year. The Fund did not hold Exxon Mobil, and unlike most energy stocks, Exxon Mobil posted positive absolute returns in the fourth quarter as many investors viewed it to be a safe haven due to the large amount of cash on its balance sheet. (For details, see “Portfolio Highlights.”)

•

The Fund’s oil services holdings, such as Halliburton, also lagged the benchmark. We see good value in the oil service sector as the push toward more technology-intensive projects like deepwater oil and shale gas represents a structural trend.

•

The Fund’s telecom stock selection made a negative contribution to returns. The Fund’s position in Sprint declined, while shares of Verizon, which the Fund did not hold, gained during the period. As with many equity sectors, stronger balance sheets were rewarded during this period. Those companies which were perceived as needing more access to near-term credit tended to underperform, and this was a contributing factor in the performance of telecom stocks during the second half of 2008. (For details, see “Portfolio Highlights.”)

Portfolio Highlights

•

Genzyme added to performance as shares outperformed during the period. Genzyme is seeking approval in the US and Europe for a new cancer treatment, Mozobil. Genzyme has also finalized a deal with Isis Pharmaceuticals for late-stage trials of the drug mipomersen to treat high-risk cholesterol patients. We remain confident in our current position and believe the pharmaceutical company will continue to have sustained growth, matching its profit targets. Genzyme has a wider range of products than many of its rivals.

•

Shares of Wyeth performed relatively well during the period. Because it is one of the largest overweights in the Fund, the company’s performance had a significant positive impact. Wyeth recently closed on its takeover of ThermaCare from Procter & Gamble and took a 4.9% stake in Advanced Life Sciences. We believe that among big pharmaceutical companies, Wyeth faces the fewest patent expiries over the next five years. Furthermore, the company derives approximately 35% of its revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined.

•

Wells Fargo was a positive contributor to performance, particularly after the company was upgraded by analysts, who believe the company is relatively well-capitalized to withstand the credit crisis. Our expectations for the company’s provisions are higher than industry average due to its mix of business. We continue to monitor the company’s near-term and longer-term fundamentals closely.

•

Not owning shares of troubled American International Group (AIG) contributed positively to relative performance. The insurer’s shares plunged 84% in September, driven by the bailout by the US Federal Reserve earlier in the month that provided AIG with an $85 billion lifeline to help keep the firm solvent. The initial failure of the US Congress to approve the government’s $700 billion bailout proposal caused AIG’s stock price to plummet further. The company has asked for and received additional funds from the government.

•	Not owning shares of Exxon Mobil detracted from performance during the 12 months, as the company outperformed other energy sector stocks. The group’s principal activity is engaging in the exploration,

58

UBS U.S. Large Cap Equity Relationship Fund

production, transportation and sale of crude oil and natural gas. Unlike most energy stocks, Exxon Mobil posted positive absolute returns in the period, as many investors viewed it to be a safe haven in this time of panic due to the large amount of cash on its balance sheet. We prefer other names in the sector, as we feel they offer better opportunities at more reasonable valuations.

•

Sprint traded lower during the period, despite recently announcing that the WIMAX broadband wireless network is ready for commercial services. WIMAX offers data transmission at much faster speeds than other wireless services. Despite recent losses in the client base, we remain confident in our current position and believe the carrier will have success capturing new revenues through new customers and by upgrading their current client plans.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

59

UBS U.S. Large Cap Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08
UBS U.S. Large Cap Equity Relationship Fund	(39.85)%	(2.27)%	0.31%
Russell 1000 Index(1)	(37.60)	(2.04)	(1.09)

(1)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Equity Relationship Fund and the Russell 1000 Index over the 10 years ended December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

60

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Intel Corp.	3.4%
General Electric Co.	3.1
Comcast Corp., Class A	3.1
Wells Fargo & Co.	2.7
Genzyme Corp.	2.5
Microsoft Corp.	2.5
Exelon Corp.	2.5
FedEx Corp.	2.4
Illinois Tool Works, Inc.	2.3
Aflac, Inc.	2.1
Total	26.6%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Common stocks
Air freight & logistics	2.43%
Auto components	2.51
Beverages	3.00
Biotechnology	4.63
Building products	0.64
Capital markets	3.14
Chemicals	0.50
Commercial banks	5.48
Computers & peripherals	2.55
Consumer finance	1.35
Diversified telecommunication services	2.04
Electric utilities	4.13
Energy equipment & services	3.10
Food & staples retailing	1.48
Health care equipment & supplies	3.16
Health care providers & services	2.13
Hotels, restaurants & leisure	3.33
Household durables	1.05
Independent power producers & energy traders	0.20
Industrial conglomerates	3.10
Insurance	5.80
Life sciences tools & services	1.54
Machinery	5.05
Media	6.07
Multiline retail	2.05
Multi-utilities	1.62
Oil, gas & consumable fuels	8.60
Pharmaceuticals	3.76
Road & rail	1.80
Semiconductors & semiconductor equipment	6.38
Software	5.28
Textiles, apparel & luxury goods	0.58
Wireless telecommunication services	0.63

Total common stocks	99.11
Short-term investment	0.76

Total investments	99.87
Cash and other assets, less liabilities	0.13

Net assets	100.00%

61

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 99.11%
Air freight & logistics — 2.43%
FedEx Corp.	25,200	$1,616,580

Auto components — 2.51%
BorgWarner, Inc.	34,100	742,357
Johnson Controls, Inc.	51,200	929,792

		1,672,149

Beverages — 3.00%
Constellation Brands, Inc., Class A*	39,200	618,184
PepsiCo, Inc.	25,200	1,380,204

		1,998,388

Biotechnology — 4.63%
Amgen, Inc.*	18,200	1,051,050
Cephalon, Inc.*	4,300	331,272
Genzyme Corp.*	25,700	1,705,709

		3,088,031

Building products — 0.64%
Masco Corp.	38,600	429,618

Capital markets — 3.14%
Bank of New York Mellon Corp.	39,000	1,104,870
Morgan Stanley	61,700	989,668

		2,094,538

Chemicals — 0.50%
Celanese Corp., Series A	27,000	335,610

Commercial banks — 5.48%
City National Corp.	9,600	467,520
Fifth Third Bancorp	75,300	621,978
SunTrust Banks, Inc.	27,000	797,580
Wells Fargo & Co.	59,900	1,765,852

		3,652,930

Computers & peripherals — 2.55%
Apple, Inc.*	9,100	776,685
NetApp, Inc.*	42,700	596,519
Seagate Technology	73,100	323,833

		1,697,037

Consumer finance — 1.35%
Discover Financial Services	94,700	902,491

Diversified telecommunication services — 2.04%
AT&T, Inc.	47,700	1,359,450

Electric utilities — 4.13%
American Electric Power Co., Inc.	23,100	768,768
Exelon Corp.	29,900	1,662,739
Pepco Holdings, Inc.	18,000	319,680

		2,751,187

Energy equipment & services — 3.10%
Baker Hughes, Inc.	30,000	962,100
Halliburton Co.	60,700	1,103,526

		2,065,626

Food & staples retailing — 1.48%
SYSCO Corp.	42,900	984,126

Security description	Shares	Value

Health care equipment & supplies — 3.16%
Covidien Ltd.	24,300	$880,632
Medtronic, Inc.	25,800	810,636
Zimmer Holdings, Inc.*	10,200	412,284

		2,103,552

Health care providers & services — 2.13%
DaVita, Inc.*	9,100	451,087
Medco Health Solutions, Inc.*	23,100	968,121

		1,419,208

Hotels, restaurants & leisure — 3.33%
Carnival Corp.	37,700	916,864
Starbucks Corp.*	91,200	862,752
Starwood Hotels & Resorts Worldwide, Inc.	24,600	440,340

		2,219,956

Household durables — 1.05%
Fortune Brands, Inc.	17,000	701,760

Independent power producers & energy traders — 0.20%
Dynegy, Inc., Class A*	65,200	130,400

Industrial conglomerates — 3.10%
General Electric Co.	127,600	2,067,120

Insurance — 5.80%
ACE Ltd.	22,700	1,201,284
Aflac, Inc.	30,800	1,411,872
MetLife, Inc.	13,800	481,068
Principal Financial Group, Inc.	34,200	771,894

		3,866,118

Life sciences tools & services — 1.54%
Millipore Corp.*	10,500	540,960
Pharmaceutical Product Development, Inc.	12,600	365,526
Waters Corp.*	3,200	117,280

		1,023,766

Machinery — 5.05%
Illinois Tool Works, Inc.	43,200	1,514,160
PACCAR, Inc.	39,750	1,136,850
Pall Corp.	25,000	710,750

		3,361,760

Media — 6.07%
Comcast Corp., Class A	120,400	2,032,352
Interpublic Group of Cos., Inc.*	119,800	474,408
News Corp., Class A	88,300	802,647
Omnicom Group, Inc.	27,200	732,224

		4,041,631

Multiline retail — 2.05%
JC Penney Co., Inc.	35,100	691,470
Macy’s, Inc.	65,400	676,890

		1,368,360

Multi-utilities — 1.62%
NiSource, Inc.	10,000	109,700
Sempra Energy	22,800	971,964

		1,081,664

Oil, gas & consumable fuels — 8.60%
Anadarko Petroleum Corp.	25,200	971,460
Chevron Corp.	17,500	1,294,475

62

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — (concluded)
Oil, gas & consumable fuels — (concluded)
EOG Resources, Inc.	7,600	$506,008
Hess Corp.	12,300	659,772
Marathon Oil Corp.	26,000	711,360
Peabody Energy Corp.	29,900	680,225
Sunoco, Inc.	11,800	512,828
Ultra Petroleum Corp.*	11,400	393,414

		5,729,542

Pharmaceuticals — 3.76%
Allergan, Inc.	29,800	1,201,536
Wyeth	34,700	1,301,597

		2,503,133

Road & rail — 1.80%
Burlington Northern Santa Fe Corp.	6,300	476,973
Ryder System, Inc.	18,700	725,186

		1,202,159

Semiconductors & semiconductor equipment — 6.38%
Analog Devices, Inc.	55,700	1,059,414
Broadcom Corp., Class A*	28,000	475,160
Intel Corp.	154,600	2,266,436
Marvell Technology Group Ltd.*	67,200	448,224

		4,249,234

Security description	Shares	Value

Software — 5.28%
Intuit, Inc.*	37,700	$896,883
Microsoft Corp.	86,800	1,687,392
VMware Inc., Class A*	39,300	931,017

		3,515,292

Textiles, apparel & luxury goods — 0.58%
Coach, Inc.*	18,700	388,399

Wireless telecommunication services — 0.63%
Sprint Nextel Corp.*	230,186	421,240

Total common stocks (cost $86,948,995)		66,042,055

	Units
Short-term investment — 0.76%
Other — 0.76%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(1),(2) (cost $504,588)	504,588	504,588

Total investments — 99.87% (cost $87,453,583)		66,546,643
Cash and other assets, less liabilities — 0.13%		84,075

Net assets — 100.00%		$66,630,718

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $103,919,990; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$655,791
Gross unrealized depreciation	(38,029,138)

Net unrealized depreciation	$(37,373,347)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.	63

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) declined 39.28%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), declined 38.44%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s slight underperformance was due primarily to stock selection. Sector allocation made a positive contribution to relative returns.

Portfolio performance summary

What worked

•	The Fund’s overweight to the health care sector added to returns for the period.

•

The Fund’s sector allocations are a by-product of our bottom-up, fundamental research. We seek to identify and own companies whose future growth, in our view, is underestimated by the market. Our research points to opportunities in health care companies with strong pricing power and little direct competition. The names we hold stand to profit from the demographic changes that will create higher demand for their products.

•

In a volatile period with continued headwinds and an elevated sense of fear among investors, defensive sectors such as health care outperformed the broader market. In general, the earnings of these companies are not as variable as those of other sectors. As health care stocks made gains, the Fund’s relative returns benefited.

•	Stock selection in the information technology sector contributed to Fund returns, as well.

•

Visa and several other IT services stocks posted gains for the year. Although consumer spending declined and businesses cut back on investments in technology, we believe the credit card companies will benefit over the long term as the global shift from cash to credit accelerates.

•

Qualcomm is another Fund holding that we believe has a strong organic growth profile and thus is likely to experience long term capital appreciation. (For additional details, see “Portfolio Highlights.”)

•	Stock selection in the energy sector, as well as the Fund’s underweight position, were positive contributors for the 12 months.

•

The Fund began to trim exposure to energy stocks as the cyclical tailwinds of higher commodity prices began to reverse. From September through December, our positioning was rewarded as crude oil declined from $147 per barrel to prices in the mid-$30 range at year end. The Fund’s reduced exposure to the energy sector insulated it from the broad declines suffered by many oil-related stocks.

•

The energy stocks owned in the Fund outperformed their peers during the decline. Natural gas producers Southwestern Energy and XTO Energy did not succumb to weakness in commodity prices. These companies benefited from their leadership positions in a sector into which it is difficult for new businesses to enter. (For additional details, see “Portfolio Highlights.”)

64

UBS U.S. Large Cap Growth Equity Relationship Fund

•

Oil services leader Weatherford International was another performance standout for the Fund. (For additional details, see “Portfolio Highlights.”) We favor oil services companies because they provide the logistical infrastructure for the many exploration and production projects that are in process or coming on line in the near term. These projects tend to be supported by national oil companies or large integrated energy companies that have the financial strength to continue funding such projects, regardless of the direction of oil prices over the next few years.

What didn’t work

•	Stock selection in the health care sector negatively affected performance.

•

Zimmer Holdings and Stryker declined during the period. Both companies manufacture implants for orthopedic surgeries, which tend to be elective procedures. As the economy slowed, so did consumer demand for these procedures. However, we believe Zimmer and Stryker are solid companies whose future growth prospects have been ignored as a result of the current market noise. Both are positioned to benefit from the aging US population. (For additional details, see “Portfolio Highlights.”)

•	Stock selection in consumer discretionary—particularly within the hotels and leisure group—was negative for the period.

•

Casino operator Wynn Resorts and slot machine manufacturer International Game Technology both declined during the 12 months as discretionary spending slowed. (For additional details, see “Portfolio Highlights.”)

•

With the dramatic fall in energy prices as well as the potential for further stimulus from the new administration, the relative strength of the consumer sector may be improving. We continue our quest, seeking consumer companies with competitive advantages that will allow for outsized future growth.

•	The Fund was underweight to consumer staples, which negatively impacted relative returns.

•	The consumer staples sector outperformed the market as a whole for the 12 months. Value oriented retailers advanced in response to the tight environment for the US consumer.

•

Consumer staples stocks typically lack the earnings growth in relation to valuation that we seek for the Fund’s holdings. In addition, we believe these names have become expensive from a valuation standpoint as investors have poured into them, seeking a safe haven. We continue to underweight the sector, as we are finding what we consider to be attractive, similarly valued growth opportunities within the health care space.

Portfolio Highlights

•

Qualcomm Inc. outperformed as the company posted solid results during the period, despite a significantly weakening global economic outlook. We continue to believe that shares will outperform given global 3G chipset adoption, market share gains and the strength of the company’s IP-driven revenue model. Additionally, Qualcomm is positioned to benefit from secular global demand for integrated mobile solutions. The company’s strong product portfolio should drive continued share gains.

65

UBS U.S. Large Cap Growth Equity Relationship Fund

•

The stock price of Visa made strong relative gains this year. We believe Visa will benefit from increased cross border transactions and the increasing wealth of the world’s most populous countries. The company’s cost structure is such that incremental revenues are very high margin. As a result, we believe the current price does not account for the extent to which Visa will grow faster than revenues.

•

Shares of Southwestern Energy rose during the period. The company is one of the lowest-cost gas producers in North America. It boasts one of the largest undeveloped resource plays in the space and one of the highest organic production growth rates in the industry. We like Southwestern’s ability to grow organically even in a low gas price environment. Over the longer term, we believe that North American gas production could see decline rates of over 25% per year in the absence of new drilling. Under this scenario, we prefer companies with industry-leading reserve life, strong organic growth and strong land positions to provide better than average cash flows. Southwestern exhibits all these aspects, and its valuation remains compelling, in our view.

•

Weatherford International, a leading global provider of oil field services, performed strongly. The company has been growing its international presence and its overall product and service offering faster than many of its peers. We believe the company can grow its earnings at a rate higher than 20% for at least the next two years, as global oil and gas drilling activity remains robust and continues to be more challenging. These trends should benefit service companies with high value-added offerings such as directional drilling capabilities. Weatherford remains in a position to potentially increase its margins as its international footprint gets larger. This could further accelerate earnings, something we think is not fully reflected in the stock price.

•

Zimmer Holdings is the global market share leader in reconstructive knee and hip implants. Its shares declined during the period, but we believe the company offers the potential for strong long term growth. Forty percent of its sales come from outside the US. Long-term fundamentals in orthopedics are extremely attractive due to global demographic trends. Simply put, the number of candidates for knee and hip replacements (age 62 to 65 years old, on average) is growing much faster than the population at large.

•

Wynn Resorts, the owner and operator of destination casinos in Las Vegas and the Macau Special Administrative Region of China, lagged the consumer discretionary group for the period. However, the company’s properties are considered the best in their locations, and we believe the Macau market will continue to grow. Our research indicates that Wynn will perform well as the full earnings power of Wynn Macau becomes apparent, development plans in Cotai are clarified, and management begins to focus on opportunities for the 142 acres behind Wynn Las Vegas. We also anticipate a high probability that Wynn could participate in a number of new gaming jurisdictions, a development that is not reflected in the current share price, in our opinion.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

66

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 11/07/05(1) to 12/31/08
UBS U.S. Large Cap Growth Equity Relationship Fund	(39.28)%	(7.53)%
Russell 1000 Growth Index(2)	(38.44)	(8.08)

(1)	Performance inception date of UBS U.S. Large Cap Growth Equity Relationship Fund.

(2)

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Growth Equity Relationship Fund and the Russell 1000 Growth Index from November 7, 2005, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

67

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Allergan, Inc.	4.9%
Visa, Inc., Class A	4.7
QUALCOMM, Inc.	4.4
Google, Inc., Class A	4.2
MasterCard, Inc., Class A	3.5
Apple, Inc.	3.5
Cisco Systems, Inc.	3.4
Baxter International, Inc.	2.7
United Technologies Corp.	2.5
Praxair, Inc.	2.5
Total	36.3%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Common stocks
Aerospace & defense	5.08%
Beverages	1.82
Capital markets	5.70
Chemicals	5.00
Commercial banks	0.53
Communications equipment	7.84
Computers & peripherals	3.46
Diversified financial services	3.19
Energy equipment & services	0.81
Food products	1.24
Health care equipment & supplies	9.98
Health care providers & services	6.15
Hotels, restaurants & leisure	3.56
Household products	2.46
Insurance	1.66
Internet & catalog retail	2.47
Internet software & services	4.19
IT services	10.08
Oil, gas & consumable fuels	2.90
Pharmaceuticals	7.37
Road & rail	4.58
Semiconductors & semiconductor equipment	1.13
Software	2.18
Specialty retail	3.05
Textiles, apparel & luxury goods	0.49
Wireless telecommunication services	1.05

Total common stocks	97.97

Short-term investment	2.41
Investment of cash collateral from securities loaned	1.22

Total investments	101.60
Liabilities, in excess of cash and other assets	(1.60)

Net assets	100.00%

68

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Shares	Value

Common stocks — 97.97%
Aerospace & defense — 5.08%
General Dynamics Corp.	17,800	$1,025,102
Precision Castparts Corp.	17,500	1,040,900
United Technologies Corp.	38,700	2,074,320

		4,140,322

Beverages — 1.82%
PepsiCo, Inc.	27,000	1,478,790

Capital markets — 5.70%
Bank of New York Mellon Corp.	49,800	1,410,834
BlackRock, Inc.(1)	6,100	818,315
Northern Trust Corp.	21,200	1,105,368
T Rowe Price Group, Inc.	28,000	992,320
The Charles Schwab Corp.	19,400	313,698

		4,640,535

Chemicals — 5.00%
Ecolab, Inc.	21,900	769,785
Monsanto Co.	17,700	1,245,195
Praxair, Inc.	34,700	2,059,792

		4,074,772

Commercial banks — 0.53%
Wells Fargo & Co.	14,600	430,408

Communications equipment — 7.84%
Cisco Systems, Inc.*	168,600	2,748,180
QUALCOMM, Inc.	101,500	3,636,745

		6,384,925

Computers & peripherals — 3.46%
Apple, Inc.*	33,000	2,816,550

Diversified financial services — 3.19%
CME Group, Inc.	6,500	1,352,715
IntercontinentalExchange, Inc.*	7,000	577,080
JPMorgan Chase & Co.	21,200	668,436

		2,598,231

Energy equipment & services — 0.81%
Schlumberger Ltd.	11,000	465,630
Weatherford International Ltd.*	17,800	192,596

		658,226

Food products — 1.24%
Campbell Soup Co.	33,800	1,014,338

Health care equipment & supplies — 9.98%
Alcon, Inc.	15,500	1,382,445
Baxter International, Inc.	41,300	2,213,267
Medtronic, Inc.	33,400	1,049,428
Stryker Corp.	43,300	1,729,835
Zimmer Holdings, Inc.*	43,400	1,754,228

		8,129,203

Health care providers & services — 6.15%
Express Scripts, Inc.*	29,500	1,621,910
Laboratory Corp. of America Holdings*	27,300	1,758,393
Medco Health Solutions, Inc.*	39,000	1,634,490

		5,014,793

Security description	Shares	Value

Hotels, restaurants & leisure — 3.56%
International Game Technology	83,700	$995,193
McDonald’s Corp.	22,400	1,393,056
Wynn Resorts Ltd.*,(1)	12,200	515,572

		2,903,821

Household products — 2.46%
Colgate-Palmolive Co.	18,200	1,247,428
Procter & Gamble Co.	12,300	760,386

		2,007,814

Insurance — 1.66%
Aflac, Inc.	17,100	783,864
MetLife, Inc.	16,400	571,704

		1,355,568

Internet & catalog retail — 2.47%
Amazon.com, Inc.*	39,200	2,010,176

Internet software & services — 4.19%
Google, Inc., Class A*	11,100	3,414,915

IT services — 10.08%
Automatic Data Processing, Inc.	39,100	1,538,194
MasterCard, Inc., Class A	20,051	2,865,890
Visa, Inc., Class A	72,605	3,808,132

		8,212,216

Oil, gas & consumable fuels — 2.90%
Southwestern Energy Co.*	28,900	837,233
Ultra Petroleum Corp.*	12,900	445,179
XTO Energy, Inc.	30,525	1,076,617

		2,359,029

Pharmaceuticals — 7.37%
Abbott Laboratories	37,700	2,012,049
Allergan, Inc.	99,000	3,991,680

		6,003,729

Road & rail — 4.58%
Burlington Northern Santa Fe Corp.	23,100	1,748,901
Union Pacific Corp.	41,400	1,978,920

		3,727,821

Semiconductors & semiconductor equipment — 1.13%
Intel Corp.	63,000	923,580

Software — 2.18%
Adobe Systems, Inc.*	40,900	870,761
Oracle Corp.*	51,200	907,776

		1,778,537

Specialty retail — 3.05%
Abercrombie & Fitch Co., Class A	15,400	355,278
Home Depot, Inc.	36,300	835,626
Sherwin-Williams Co.	21,700	1,296,575

		2,487,479

Textiles, apparel & luxury goods — 0.49%
Coach, Inc.*	19,100	396,707

Wireless telecommunication services — 1.05%
American Tower Corp., Class A*	29,300	859,076

Total common stocks (cost $100,427,286)		79,821,561

69

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments December 31, 2008

Security description	Units	Value

Short-term investment — 2.41%
Investment company – 2.41%
UBS Cash Management Prime Relationship Fund, 1.53%(2),(3) (cost $1,966,485)	1,966,485	$1,966,485

Investment of cash collateral from securities loaned — 1.22%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54% (2),(3) (cost $990,974)	990,974	990,974

Total investments — 101.60% (cost $103,384,745)		82,779,020
Liabilities, in excess of cash and other assets — (1.60)%		(1,304,846)

Net assets — 100.00%		$81,474,174

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2008.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2008.

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $110,626,518; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$768,449
Gross unrealized depreciation	(28,615,947)

Net unrealized depreciation	$(27,847,498)

70	See accompanying notes to financial statements.

UBS Absolute Return Investment Grade Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Absolute Return Investment Grade Bond Relationship Fund (the “Fund”) declined 10.96%, compared to the 3.16% return of the US LIBOR 3-Month Index (the “Index”) and the 1.79% return of the Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was largely due to security selection and sector allocations. The Fund’s positions in mortgage-related securities proved to be detrimental to the Fund’s performance.

Portfolio performance summary

What worked

•	Duration and yield curve strategies were positives during the period.

•	The Fund’s duration (a measure of a portfolio’s sensitivity to changes in interest rates) ranged from -0.45 years to 0.25 years, which added marginally to performance.

•	Positioning the Fund to benefit from a steeper yield curve added value as the spread between two- and 10-year Treasury notes increased during the reporting period.

•

Use of interest rate derivatives benefited Fund performance.[1] US interest rate swaps were employed to give the portfolio exposure that benefited from yield curve steepening which occurred through 2008.

What didn’t work

•

Our investment grade corporate bond holdings were a drag on performance. During the reporting period, investors’ heightened risk aversion led to numerous flights to quality. During these times, investors flocked to the safety of US Treasuries and generally sold all other securities which they perceived to be risky. This led to periods of indiscriminate selling into illiquid markets and dragged down the returns of our investment grade corporate bonds.

•

Other spread sector allocations also detracted from the Fund’s performance.[2] During the reporting period, spread sectors underperformed US Treasuries. As a result, the Fund’s positions in spread product, including commercial mortgage, mortgage-backed and asset-backed securities, negatively contributed to performance.

•

The Fund’s holdings in agency mortgage-backed securities (MBS) and high-quality, prime, nonagency MBS performed poorly during the period. Homeowner loan payment delinquencies and defaults led to rising foreclosures and negatively impacted the Fund’s residential MBS holdings.

[1]

Derivatives are financial contracts whose value is based on another asset, such as a traditional security (i.e. stock or bond), an asset, or a market index. The main types of derivatives are swaps, futures, and forward contracts. Derivatives are typically used to mitigate the risk of economic loss arising from changes in the value of the other asset.

[2]

Spread sectors include all non-Treasury investment grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

71

UBS Absolute Return Investment Grade Bond Relationship Fund

•

LIBOR remained elevated as the fear in the credit markets remained high in 2008.[3] Given the credit crunch and fears of additional losses, banks were reluctant to make loans even among themselves. This caused LIBOR to move sharply higher and made it difficult for the Fund to outperform the US LIBOR 3-Month Index.

[3]	LIBOR (London Interbank Offered Rate) is the interest rate that banks charge each other for loans.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

72

UBS Absolute Return Investment Grade Bond Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 12/06/05(1) to 12/31/08
UBS Absolute Return Investment Grade Bond Relationship Fund	(10.96)%	(4.09)%
US LIBOR 3-Month Index(2)	3.16	4.67
Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index(3)	1.79	3.76

(1)	Performance inception date of UBS Absolute Return Investment Grade Bond Relationship Fund.

(2)

The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)

The Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index tracks the performance of all outstanding US Treasury Notes and Bonds having less than three months remaining to maturity and a minimum amount outstanding of $1 billion. The index is re-balanced daily to take account of issues that are maturing and new additions. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Absolute Return Investment Grade Bond Relationship Fund and the US LIBOR 3-Month Index and the Merrill Lynch US Treasury Notes & Bonds 0-3 Months Index from December 6, 2005, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

73

UBS Absolute Return Investment Grade Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Federal Home Loan Bank, 3.625%, due 10/18/13	4.3%
Federal National Mortgage Association, 4.750%, due 02/21/13	3.9
Merrill Auto Trust Securitization, Series 2007-1, Class A4, 1.255%, due 12/15/13	2.1
JPMorgan Chase & Co., 2.243%, due 02/22/12	1.9
Daimler Chrysler Auto Trust, Series 2008-A, Class A2B, 2.726%, due 10/08/10	1.8
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 1.405%, due 03/15/22	1.8
General Electric Capital Corp., 4.489%, due 01/08/16	1.8
Wachovia Bank Commercial Mortgage Trust, Series 2007-ESH, Class A1, 1.645%, due 06/15/19	1.8
Merrill Lynch & Co., Inc., 2.431%, due 06/05/12	1.7
Citigroup, Inc., 2.456%, due 06/09/16	1.7
Total	22.8%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
Corporate bonds
Building materials	0.25%
Capital markets	3.97
Commercial banks	5.06
Consumer finance	1.78
Diversified financial services	11.95
Diversified telecommunication services	0.12
Electric utilities	0.33
Food & staples retailing	1.12
Household durables	0.27
Oil, gas & consumable fuels	1.55
Road & rail	1.14

Total corporate bonds	27.54
Asset-backed securities	25.55
Collateralized debt obligations	0.07
Commercial mortgage-backed securities	8.80
Mortgage & agency debt securities	12.34

Total bonds	74.30
Short-term investments	22.47

Total investments	96.77
Cash and other assets, less liabilities	3.23

Net assets	100.00%

74

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — 74.30%
Corporate bonds — 27.54%
Japan — 0.23%
Resona Bank Ltd., 5.850%, due 04/15/16(1),(2),(3)	$500,000	$283,438

Luxembourg — 0.12%
Telecom Italia Capital SA, 5.250%, due 11/15/13	200,000	152,500

United States — 27.19%
American Express Credit Corp., 0.586%, due 10/04/10(2)	1,500,000	1,341,992
Bank of America N.A., 1.700%, due 12/23/10	2,000,000	2,005,930
Citigroup, Inc., 2.456%, due 06/09/16(2)	3,000,000	2,077,989
2.875%, due 12/09/11	2,000,000	2,062,344
CRH America, Inc., 6.000%, due 09/30/16	500,000	311,397
CVS Caremark Corp., 2.503%, due 06/01/10(2)	1,500,000	1,380,166
Discover Financial Services, 2.629%, due 06/11/10(2)	1,000,000	856,256
DTE Energy Co., 6.350%, due 06/01/16	450,000	403,283
Fortune Brands, Inc., 5.375%, due 01/15/16	400,000	334,101
General Electric Capital Corp., 3.000%, due 12/09/11	2,000,000	2,067,700
4.489%, due 01/08/16(2)	3,000,000	2,209,137
Goldman Sachs Group, Inc., 4.459%, due 07/22/15(2)	2,000,000	1,400,484
HSBC USA, Inc., 5.219%, due 10/15/09(2)	2,000,000	1,983,296
JPMorgan Chase & Co., 2.125%, due 06/22/12	2,000,000	2,008,330
2.243%, due 02/22/12(2)	2,500,000	2,317,945
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	450,000	392,039
Merrill Lynch & Co., Inc., 2.431%, due 06/05/12(2)	2,500,000	2,129,500
Morgan Stanley, 5.233%, due 10/15/15(2)	2,000,000	1,369,888
Norfolk Southern Corp., 5.257%, due 09/17/14	1,500,000	1,406,109
Spectra Energy Capital LLC, 5.668%, due 08/15/14	350,000	306,989
Valero Energy Corp., 6.875%, due 04/15/12	1,200,000	1,206,756
Wachovia Bank N.A., 2.326%, due 03/15/16(2)	2,700,000	1,952,454
Wells Fargo & Co., 3.716%, due 10/28/15(2)	2,500,000	2,028,325

Total United States corporate bonds		33,552,410

Total corporate bonds (cost $39,883,795)		33,988,348

Security description	Face amount	Value

Asset-backed securities — 25.55%
United States — 25.55%
American Express Credit Account Master Trust, Series 2006-A, Class B, 1.305%, due 08/15/11(1),(2)	$1,500,000	$1,495,255
AmeriCredit Automobile Receivables Trust, Series 2005-1, Class C, 4.730%, due 07/06/10	601,158	596,327
Banc of America Securities Auto Trust, Series 2006-G1, Class C, 5.510%, due 02/19/13	1,000,000	822,306
Bank One Issuance Trust, Series 2004-A6, Class A6, 3.940%, due 04/16/12	1,584,500	1,562,686
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A2, 0.671%, due 06/25/36(2)	534,234	455,401
Capital Auto Receivables Asset Trust, Series 2008-2, Class A2B, 2.115%, due 03/15/11(2)	2,000,000	1,936,289
Series 2006-1, Class A4, 5.040%, due 05/17/10	1,779,458	1,766,693
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(2)	1,000,000	956,558
Citibank Credit Card Master Trust I, Series 1999-2, Class A, 5.875%, due 03/10/11	1,000,000	999,444
Countrywide Asset-Backed Certificates, Series 2006-17, Class 2A1, 0.521%, due 03/25/47(2)	412,106	397,183
Daimler Chrysler Auto Trust, Series 2008-A, Class A2B, 2.726%, due 10/08/10(2)	2,298,156	2,263,345
First Auto Receivables Group Trust, Series 2003-2, Class A4, 3.314%, due 09/15/10(1)	87,329	84,677
First Franklin Mortgage Loan Asset Backed Certificates, Series 2003-FFB, Class M2, 3.471%, due 02/25/33(2),(4)	434,752	238,898
Series 2005-FFA, Class M2, 5.475%, due 03/25/25(5)	960,000	28,800
Ford Credit Auto Owner Trust, Series 2008-A, Class A2, 1.795%, due 07/15/10(2)	1,044,216	1,019,369
Series 2008-B, Class A2, 2.395%, due 12/15/10(2)	987,285	963,284
Franklin Auto Trust, Series 2005-1, Class C, 5.440%, due 05/20/13	600,000	457,306
GSAMP Trust, Series 2006-S6, Class A2, 5.552%, due 10/25/36(5)	150,000	29,488
Series 2006-S3, Class A1, 6.085%, due 05/25/36(5)	532,058	65,683
Home Equity Mortgage Trust, Series 2006-5, Class A1, 5.500%, due 01/25/37(5)	275,620	64,552

75

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Asset-backed securities — (concluded)
United States — (continued)
Honda Auto Receivables Owner Trust, Series 2006-1, Class A3, 5.070%, due 02/18/10	$141,292	$141,130
M&I Auto Loan Trust, Series 2005-1, Class B, 5.020%, due 07/20/12	1,630,000	1,402,599
MBNA Master Credit Card Trust II, Series 1999-7, Class A, 7.000%, due 02/15/12	2,000,000	2,006,170
Merrill Auto Trust Securitization, Series 2007-1, Class A4, 1.255%, due 12/15/13(2)	3,000,000	2,602,160
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A, 0.521%, due 05/25/37(2)	396,221	381,591
Series 2006-FF1, Class A2A, 0.541%, due 08/25/36(2)	442,067	416,456
Series 2006-SL1, Class A, 0.651%, due 09/25/36(2)	176,174	52,306
Morgan Stanley Mortgage Loan Trust, Series 2006-10SL, Class M2, 0.971%, due 08/25/36(2),(4)	616,524	6,165
Navistar Financial Corp. Owner Trust, Series 2004-B, Class C, 3.930%, due 10/15/12	238,440	217,290
New York City Tax Lien, Series 2005-AA, Class A, 4.780%, due 12/10/18(1)	535,811	527,774
Nissan Auto Lease Trust, Series 2008-A, Class A2B, 2.745%, due 12/15/10(2)	1,000,000	979,376
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.520%, due 12/31/10	2,000,000	2,015,391
Pinnacle Capital Asset Trust, Series 2006-A, Class C, 5.770%, due 05/25/10(1)	10,647	10,609
RAAC Series, Series 2006-RP1, Class M4, 2.346%, due 10/25/45(1),(2),(4)	356,387	3,564
Series 2004-SP1, Class AI4, 5.285%, due 08/25/27(2)	1,334,154	1,074,532
Saxon Asset Securities Trust, Series 2005-3, Class A2C, 0.751%, due 11/25/35(2)	265,058	243,267
Superior Wholesale Inventory Financing Trust, Series 2007-AE1, Class C, 1.795%, due 01/15/12(2)	700,000	175,000
Swift Master Auto Receivables Trust, Series 2007-1, Class A, 1.295%, due 06/15/12(2)	2,000,000	1,361,178
Volkswagen Auto Lease Trust, Series 2006-A, Class A3, 5.500%, due 09/21/09	240,439	240,525

Security description	Face amount	Value

United States — (concluded)
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A2, 3.710%, due 04/20/11	$1,500,000	$1,477,310

Total asset-backed securities (cost $36,924,837)		31,537,937

Collateralized debt obligations — 0.07%
Cayman Islands — 0.01%
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 2.619%, due 02/16/41(1),(2),(4)	750,000	15,000

United States — 0.06%
Ansonia CDO Ltd., Series 2006-1A, Class F, 6.755%, due 07/28/46(1),(4)	700,000	70,000
Duke Funding Ltd., Series 2006-HG5A, Class C, 5.400%, due 07/03/50(1),(2),(4)	219,572	0

Total United States collateralized debt obligations		70,000

Total collateralized debt obligations (cost $1,669,550)		85,000

Commercial mortgage-backed securities — 8.80%
United States — 8.80%
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 1.405%, due 03/15/22(1),(2)	3,000,000	2,257,783
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	1,219,499	1,035,711
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4, 5.306%, due 12/10/46	2,500,000	1,824,649
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class SVE, 1.745%, due 10/15/21(1),(2)	1,000,000	200,000
Morgan Stanley Capital I, Series 1999-CAM1, Class A4, 7.020%, due 03/15/32(2)	123,759	123,381
TW Hotel Funding 2005 LLC, Series 2005-LUX, Class A1, 1.445%, due 01/15/21(1),(2)	1,216,390	1,098,719
Series 2005-LUX, Class K, 2.395%, due 01/15/21(1),(2)	1,216,390	841,790
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 1.275%, due 06/15/20(1),(2)	1,873,134	1,325,074
Series 2007-ESH, Class A1, 1.645%, due 06/15/19(1),(2)	2,999,247	2,159,458

Total commercial mortgage-backed securities (cost $14,545,962)		10,866,565

76

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2008

Security description	Face amount	Value

Mortgage & agency debt securities — 12.34%
United Kingdom — 0.73%
Arkle Master Issuer PLC, Series 2006-1A, Class 4C, 2.629%, due 02/17/52(1),(2)	$1,500,000	$900,000

United States — 11.61%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 5.673%, due 03/25/36(2)	910,043	495,661
Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.250%, due 03/25/34	85,121	74,519
Federal Home Loan Bank, 3.625%, due 10/18/13	5,000,000	5,259,940
Federal National Mortgage Association,† 4.750%, due 02/21/13	4,435,000	4,821,014
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1, 5.401%, due 09/25/35(2)	837,585	397,103
First Horizon Asset Securities, Inc., Series 2006-AR1, Class 2A1, 5.863%, due 05/25/36(2)	1,326,180	683,527
IndyMac INDA Mortgage Loan Trust, Series 2006-AR3, Class 1A2, 5.324%, due 12/25/36(2)	1,585,512	317,102
MLCC Mortgage Investors, Inc., Series 2006-3, Class 2A2, 6.076%, due 10/25/36(2)	1,049,311	251,835
Residential Accredit Loans, Inc., Series 2005-QS13, Class 1A6, 5.500%, due 09/25/35	874,293	451,900
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1, 4.929%, due 03/25/35(2)	1,019,856	756,111
Series 2006-AR1, Class 2A2, 5.548%, due 03/25/36(2)	1,055,241	818,993

Total United States mortgage & agency debt securities		14,327,705

Total mortgage & agency debt securities (cost $20,091,402)		15,227,705

Total bonds (cost $113,115,546)		91,705,555

Short-term investments — 22.47%
Commercial paper — 15.79%
Atlantis One Funding Corp., 2.06%, due 02/17/09(8),(9)	1,500,000	1,496,742
Barton Capital Corp., 0.50%, due 01/08/09(8),(9)	2,000,000	1,999,770
Bryant Park Funding LLC, 0.30%, due 01/13/09(8),(9)	2,000,000	1,999,773
Chariot Funding LLC, 0.50%, due 01/05/09(8),(9)	2,000,000	1,999,855
Enterprise Funding Co., LLC, 1.81%, due 01/06/09(8),(9)	2,000,000	1,999,003
Ranger Funding Co. LLC, 0.28%, due 01/12/09(8),(9)	2,000,000	1,999,804

Security description	Face amount	Value

Short-term investments — (concluded)
Commercial paper — (concluded)
Regency Markets No. 1 LLC, 0.60%, due 01/16/09(8),(9)	$2,000,000	$1,999,448
Thunder Bay Funding LLC, 1.70%, due 01/05/09(8),(9)	2,000,000	1,999,528
Windmill Funding Corp., 1.51%, due 02/09/09(8),(9)	2,000,000	1,994,938
Yorktown Capital LLC, 1.50%, due 01/06/09(8),(9)	2,000,000	1,999,470

Total commercial paper (cost $19,490,264)		19,488,331

	Units
Investment Company — 6.68%
UBS Cash Management Prime Relationship Fund, 1.53%(6),(7) (cost $8,249,724)	8,249,724	8,249,724

Total short-term investments (cost $27,739,988)		27,738,055

Total investments — 96.77% (cost $140,855,534)		119,443,610
Cash and other assets, less liabilities — 3.23%		3,977,213

Net assets — 100.00%		$123,420,823

77

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $140,859,484; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$97,710
Gross unrealized depreciation	(21,513,584)

Net unrealized depreciation	$(21,415,874)

†

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $11,273,141 or 9.13% of net assets.

(2)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is illiquid. At December 31, 2008, the value of these securities amounted to $333,627 or 0.27% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at December 31, 2008.
(8)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $19,488,331, or 15.79% of net assets.

(9)	The rate shown is the effective yield at the date of purchase.
CBO	Collateralized bond obligations
CDO	Collateralized debt obligations
GSAMP	Goldman Sachs Mortgage Securities Corp.
MLCC	Merrill Lynch Credit Corp.

78

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments December 31, 2008

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets		12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Ansonia CDO Ltd., Series 2006-1A, Class F, 6.755%, due 07/28/46	10/25/06	$699,978	0.57%		$70,000	0.06%
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 2.619%, due 02/16/41	01/25/06	750,000	0.61		15,000	0.01
Duke Funding Ltd., Series 2006-HG5A, Class C, 5.400%, due 07/03/50	05/26/06	212,000	0.17		0	0.00
Series 2006-HG5A, Class C, 5.400%, due 07/03/50	03/25/08	3,190	0.00	(1)	0	0.00
Series 2006-HG5A, Class C, 5.400%, due 07/03/50	07/16/08	2,140	0.00	(1)	0	0.00
Series 2006-HG5A, Class C, 5.400%, due 07/03/50	10/23/08	2,242	0.00	(1)	0	0.00
RAAC Series, Series 2006-RP1, Class M4, 2.346%, due 10/25/45	03/06/06	356,387	0.29		3,564	0.00 (1)

		$2,025,937	1.64%		$88,564	0.07%

(1)	Amount represents less than 0.005%.

Futures contracts

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 346 contracts (USD)	March 2009	$40,883,666	$43,509,500	$2,625,834

US treasury futures sell contracts:
2 Year US Treasury Notes, 411 contracts (USD)	March 2009	(88,747,214)	(89,623,688)	(876,474)
5 Year US Treasury Notes, 320 contracts (USD)	March 2009	(37,307,886)	(38,097,500)	(789,614)

Interest rate futures sell contracts:
30 Day Fed Fund Futures, 78 contracts (USD)	January 2009	(32,256,761)	(32,440,845)	(184,084)

Net unrealized appreciation on futures contracts				$775,662

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	79

UBS Corporate Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Corporate Bond Relationship Fund (the “Fund”) declined 7.70%. For comparison purposes, the Barclays Capital US Credit Index (formerly the Lehman Brothers US Credit Index, the “Index”) declined 3.08% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Security selection, particularly within the financial sector, and allocations within the securitized sectors drove underperformance during the period.

Portfolio performance summary

What worked

•	Our conservative approach to the corporate bond market was beneficial.

•

In general, we maintained a defensive stance in managing the Fund’s portfolio. This was based on our concerns about the faltering economy and expectations for rising defaults. Our conservative positioning in the Fund was expressed through our focus on issuers with strong or stable cash flows and those with hard assets.

•

The Fund maintained a defensive posture in terms of industry exposure, favoring areas such as health care and energy. In health care, we emphasized pharmaceuticals, a segment that we believed had the potential to perform relatively well in the slowing economic environment. The Fund maintained a conservative stance with respect to consumer discretionary, and particularly bonds of retailers. This was based on our view that the recession would lead to weaker consumer spending.

What didn’t work

•	The overall weakness in the corporate bond market hurt the Fund’s performance.

•

A prolonged flight to quality and extreme investor risk aversion dominated the fixed income markets in 2008. Investors flocked to the safety of US Treasuries while spreads on corporate bonds—the difference between the yields paid on these securities versus those paid on US Treasuries—moved to historically wide levels.

•

The bright spot in the dysfunctional corporate bond market was the opportunity to purchase high-quality assets at what we viewed as historically attractive levels. While we fully expect corporate defaults to increase from their current low levels, we believe this is already priced into current spread levels.

•

Allocations to areas of the securitized sector not held in the Index—including asset-backed securities, commercial mortgage-backed securities and mortgage backed securities—weighed on Fund performance.

•

Security selection in the financial sector detracted from performance. The Fund held overweight positions in some individual holdings in the financial sector, primarily Washington Mutual and Lehman Brothers, which detracted from results during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

80

UBS Corporate Bond Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	Inception 09/15/03(1) to 12/31/08
UBS Corporate Bond Relationship Fund	(7.70)%	1.65%	2.18%
Barclays Capital US Credit Index(2)	(3.08)	2.65	2.97

(1)	Performance inception date of UBS Corporate Bond Relationship Fund.

(2)

The Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) is a sub-index of the Barclays Capital US Government/Credit Index, (formerly known as the Lehman Brothers US Government/Credit Index) which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Corporate Bond Relationship Fund and the Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) from September 15, 2003, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

81

UBS Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	5.8%
International Lease Finance Corp., 3.500%, due 04/01/09	4.7
PSEG Power LLC, 6.950%, due 06/01/12	2.8
Citigroup, Inc., 6.125%, due 05/15/18	2.6
Bank of America Corp., 5.420%, due 03/15/17	2.5
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	2.4
General Electric Capital Corp., 6.000%, due 06/15/12	2.4
Wachovia Bank N.A., 5.850%, due 02/01/37	2.2
Telecom Italia Capital SA, 5.250%, due 11/15/13	2.1
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	2.1
Total	29.6%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
Corporate bonds
Agriculture	0.76%
Beverages	1.26
Building materials	0.28
Commercial banks	8.14
Commercial services	1.10
Consumer finance	5.17
Diversified financial services	14.53
Diversified telecommunication services	2.49
Electric utilities	12.92
Energy equipment & services	1.19
Financial	9.21
Food	0.47
Gas utilities	0.95
Healthcare-services	1.49
Household durables	0.50
Insurance	1.46
Media	3.74
Metals & mining	0.78
Office/business equip	0.50
Oil, gas & consumable fuels	6.75
Pharmaceuticals	3.86
Pipelines	2.32
Real estate investment trusts (REITs)	0.81
Software	0.69
Telecommunications	6.40
Tobacco	0.62
Transportation	0.40

Total corporate bonds	88.79

Total bonds	88.79
Preferred stock Diversified financial services	0.01
Short-term investment	0.94

Total investments	89.74
Cash and other assets, less liabilities	10.26

Net assets	100.00%

82

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — 88.79%
Corporate bonds — 88.79%
Canada — 1.09%
Canadian Natural Resources, 6.750%, due 02/01/39	$2,965,000	$2,462,687

Cayman Islands — 1.19%
Transocean, Inc., 6.800%, due 03/15/38	3,025,000	2,698,140

Luxembourg — 2.11%
Telecom Italia Capital SA, 5.250%, due 11/15/13	6,300,000	4,803,749

Netherlands — 3.30%
Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	1,250,000	1,267,513
E.ON International Finance BV, 6.650%, due 04/30/38(1)	3,525,000	3,274,172
Shell International Finance BV, 6.375%, due 12/15/38	2,625,000	2,953,096

Total Netherlands corporate bonds		7,494,781

Spain — 0.48%
Telefonica Emisiones SAU, 6.221%, due 07/03/17	1,100,000	1,083,717

Switzerland — 1.43%
Credit Suisse, 6.000%, due 02/15/18	3,525,000	3,237,096

United Kingdom — 2.76%
Abbey National PLC, 7.950%, due 10/26/29	1,300,000	1,132,340
AstraZeneca PLC, 6.450%, due 09/15/37	1,200,000	1,364,016
Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17(2),(3)	1,675,000	667,126
9.118%, due 03/31/10(3)	2,900,000	2,475,834
SABMiller PLC, 6.500%, due 07/01/16(1)	680,000	630,770

Total United Kingdom corporate bonds		6,270,086

United States — 76.43%
Alcoa, Inc., 5.950%, due 02/01/37	2,700,000	1,774,661
Allergan, Inc., 5.750%, due 04/01/16	3,620,000	3,463,333
Altria Group, Inc., 9.950%, due 11/10/38	1,590,000	1,731,209
American General Finance Corp., 4.875%, due 07/15/12	2,700,000	1,140,931
Anadarko Petroleum Corp., 5.950%, due 09/15/16	1,280,000	1,130,636
Anheuser-Busch Cos., Inc., 6.500%, due 05/01/42	2,700,000	2,230,446
AT&T, Inc., 6.500%, due 09/01/37	2,825,000	3,042,497
Bank of America Corp., 5.420%, due 03/15/17	6,475,000	5,755,453
Bear Stearns Cos., 7.250%, due 02/01/18	3,900,000	4,273,838
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	1,025,000	1,090,035

Security description	Face amount	Value

United States — (continued)
Citigroup, Inc., 6.125%, due 05/15/18	$5,725,000	$5,788,672
6.875%, due 03/05/38	2,175,000	2,474,904
Comcast Corp., 6.300%, due 11/15/17	4,100,000	3,991,326
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, due 04/01/38	2,800,000	2,991,705
CRH America, Inc., 6.000%, due 09/30/16	1,002,000	624,040
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	1,575,000	1,345,737
DTE Energy Co., 6.350%, due 06/01/16	1,400,000	1,254,658
Enterprise Products Operating LP, Series B, 6.875%, due 03/01/33	2,800,000	2,146,362
ERAC USA Finance Co., 7.000%, due 10/15/37(1)	1,690,000	930,811
8.000%, due 01/15/11(1)	1,660,000	1,557,228
Exelon Generation Co. LLC, 5.350%, due 01/15/14(1)	5,000,000	4,566,950
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	13,145,000	13,107,761
Fortune Brands, Inc., 5.375%, due 01/15/16	1,360,000	1,135,944
General Electric Capital Corp., 6.000%, due 06/15/12	5,270,000	5,407,273
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	1,300,000	1,468,785
GMAC LLC, 6.875%, due 09/15/11(1)	585,000	479,267
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	2,650,000	2,546,547
Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	1,225,000	890,331
HSBC Bank USA N.A., 5.625%, due 08/15/35	1,975,000	1,858,027
International Lease Finance Corp., 3.500%, due 04/01/09	11,150,000	10,586,992
JP Morgan Chase Capital XXV, Series Y, 6.800%, due 10/01/37	2,240,000	2,063,902
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	6,725,000	4,681,925
Kroger Co., 6.900%, due 04/15/38	1,025,000	1,074,085
Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18(4)	7,380,000	701,100
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	2,350,000	2,458,161
MetLife, Inc., 5.000%, due 11/24/13	2,650,000	2,423,735
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	3,600,000	3,264,311
Morgan Stanley, 6.625%, due 04/01/18	4,940,000	4,333,813
National Rural Utilities, 10.375%, due 11/01/18	1,015,000	1,187,964

83

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (concluded)
Corporate bonds — (concluded)
United States — (continued)
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	$1,925,000	$2,406,416
NGPL Pipeco LLC, 6.514%, due 12/15/12(1)	615,000	583,647
Nustar Logistics, 7.650%, due 04/15/18	4,490,000	4,115,866
Oncor Electric Delivery Co, 6.800%, due 09/01/18(1)	1,975,000	1,894,015
Oracle Corp., 5.750%, due 04/15/18	1,500,000	1,568,952
Philip Morris International, Inc., 5.650%, due 05/16/18	1,425,000	1,412,650
PPL Energy Supply LLC, Series A, 6.000%, due 12/15/36	1,800,000	1,163,498
Series A, 6.400%, due 11/01/11	5,500,000	5,409,723
Prologis, 5.625%, due 11/15/15	3,700,000	1,841,361
PSEG Power LLC, 6.950%, due 06/01/12	6,420,000	6,334,421
Schering-Plough Corp., 6.550%, due 09/15/37	1,350,000	1,360,845
Sprint Capital Corp., 6.875%, due 11/15/28	5,525,000	3,287,374
Time Warner Cable, Inc., 6.750%, due 07/01/18	1,460,000	1,405,695
8.750%, due 02/14/19	630,000	685,021
Time Warner, Inc., 6.875%, due 05/01/12	2,500,000	2,401,740
Union Pacific Corp., 7.875%, due 01/15/19	800,000	913,942
UnitedHealth Group, Inc., 6.875%, due 02/15/38	3,850,000	3,371,099
Valero Energy Corp., 6.625%, due 06/15/37	3,500,000	2,574,260
7.500%, due 04/15/32	2,625,000	2,098,748
Verizon Communications, Inc., 6.900%, due 04/15/38	1,500,000	1,687,881
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	3,120,000	2,606,105
Virginia Electric & Power, Inc., 8.875%, due 11/15/38	850,000	1,075,729
Wachovia Bank N.A., 5.850%, due 02/01/37	5,080,000	4,959,304
Washington Mutual Bank, 2.638%, due 05/20/13(2),(4)	1,325,000	133
5.500%, due 01/15/13(4)	12,075,000	1,208
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(2),(3),(4)	8,300,000	830

Security description	Face amount	Value

United States — (concluded)
Wells Fargo Bank N.A., 5.950%, due 08/26/36	$4,000,000	$4,147,632
Xerox Corp., 6.350%, due 05/15/18	1,450,000	1,134,036

Total United States corporate bonds		173,417,486

Total corporate bonds (cost $249,466,988)		201,467,742

Total bonds (cost $249,466,988)		201,467,742

	Shares
Preferred Stock — 0.01%
United States — 0.01%
Preferred Blocker, Inc., 9.000%, due 12/31/11(1) (cost $100,933)	124	31,000

	Units
Short-term investment — 0.94%
Other — 0.94%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(5),(6) (cost $2,135,728)	2,135,728	2,135,728

Total investments — 89.74% (cost $251,703,649)		203,634,470
Cash and other assets, less liabilities — 10.26%		23,279,423

Net assets — 100.00%		$226,913,893

84

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $252,161,386; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,419,441
Gross unrealized depreciation	(51,946,357)

Net unrealized depreciation	$(48,526,916)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $13,948,690 or 6.15% of net assets.

(2)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is in default.
(5)	Investment in affiliated mutual fund.
(6)	The rate shown reflects the yield at December 31, 2008.
GMAC	General Motors Acceptance Corp.

Futures contracts

UBS Corporate Bond Relationship Fund had the following open futures contracts as of December 31, 2008:

	Expiration date	Cost/ (proceeds)		Value	Unrealized appreciation
US treasury futures sell contracts:
US Long Bond, 12 contracts (USD)	March 2009		$(1,690,481)	$(1,656,563)	$33,918

Currency type abbreviation:

USD	United States Dollar

See accompanying notes to financial statements.	85

UBS High Yield Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS High Yield Relationship Fund (the “Fund”) declined 23.41%. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), declined 25.96% over the same time period.* (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

For a number of years, the high yield bond market had performed well against the backdrop of positive economic growth, generally solid corporate profits and benign default rates. However, these trends reversed course markedly during the reporting period. Given the weakening global economy, turmoil in the financial markets and a severe credit crunch, investor risk aversion increased significantly, causing the high yield market to perform extremely poorly.

The Fund outperformed its benchmark during the reporting period as security selection and sector allocations enhanced its relative results. In addition, the Fund benefited from its more defensive positioning in a difficult market environment.

Portfolio performance summary

What worked

•

Our more conservative approach to the high yield market was beneficial. In general, we maintained a defensive stance in managing the Fund’s portfolio. This was based on our concerns about the weakening economy and expectations for rising high yield defaults. As part of our conservative positioning, we increased the Fund’s weightings in defensive industries, avoiding more cyclical areas and underweighting more speculative CCC-rated securities. Overall, this positioning was rewarded during the 12-month reporting period.

•

Overweight positions in a number of sectors enhanced the Fund’s performance. The Fund benefited from its overweights in health care and energy, as both sectors held up relatively well in a difficult market environment.

•

An underweight to and security selection within the financial sector was a positive for the Fund’s performance. Given the ongoing fallout from the housing market and continued credit crunch, we held an underweight in banks and thrifts. Security selection also enhanced the Fund’s relative results, as we avoided a number of financial service companies that performed poorly during the reporting period.

•

Security selection in several areas contributed positively to the Fund’s relative performance. Our holdings in the gaming industry, namely, avoiding Las Vegas casinos and emphasizing gaming facilities owned by Indian tribes, helped the Fund’s results. In the energy sector, the Fund’s pipeline holdings were beneficial to performance, as were exposures within the media sector. Elsewhere, a number of health care holdings enhanced results, including HCA, Inc.

•

The Fund’s out-of-index exposure to US Treasuries aided its performance. Increased investor risk aversion amid the escalating financial crisis triggered numerous flights to quality. During those periods, investors were drawn to the relative safety of US Treasuries, driving their yields sharply lower and their prices higher. As a result, the Fund’s exposure to Treasury securities aided its performance.

*	A portfolio management change occurred during the reporting period. Shu-Yang Tan, Head of US High Yield Portfolio management at UBS Global Asset Management (Americas) Inc. assumed primary responsibility for the day-to-day management of the Fund, replacing Thomas Haag.

86

UBS High Yield Relationship Fund

What didn’t work

•

Positioning in several sectors was a negative contributor to performance. The Fund’s slight overweight in publishing and printing, which we believed would hold up well, proved to be a disappointment given the rapidly weakening economy. An example of a significant detractor from performance was the Fund’s holding in Quebecor World Capital Corp., as it declared bankruptcy in January 2008. Elsewhere, an underweight in telecommunications hindered the Fund’s performance, as the sector generated relatively strong results during the reporting period.

•

Security selection in telecommunications was a drag on results. The Fund’s lack of exposure to Sprint Nextel Corp. detracted from performance. While we were concerned about potentially poor operating results at the company, its bonds performed relatively well during the year as a whole.

•

Positioning in the auto sector hurt performance at the end of the year. The Funds’ underweight position in automobile manufacturers and automobile parts distributors enhanced relative performance during the first 11 months of the reporting period. During that time, automobile-related high yield securities performed poorly, given company-specific issues and fears that a recession would significantly reduce consumer spending. While this was still an issue in December 2008, when the government announced its intentions to provide a broad-based rescue package for the auto industry, the industry’s high yield bond prices moved sharply higher. As a result, the Fund’s lack of exposure to the sector in general, and more speculative names in particular, hurt performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

87

UBS High Yield Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	10 years ended 12/31/08
UBS High Yield Relationship Fund	(23.41)%	0.05%	2.37%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	(25.96)	(0.89)	2.35

(1)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

88

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Texas Competitive Electric Holdings Co. LLC, 10.500%, due 11/01/15	2.8%
Wells Fargo & Co., 3.000%, due 12/09/11	2.3
NGPL Pipeco LLC, 7.119%, due 12/15/17	1.8
Community Health Systems, Inc., 8.875%, due 07/15/15	1.7
Edison Mission Energy, 7.625%, due 05/15/27	1.6
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	1.6
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	1.4
NRG Energy, Inc., 7.375%, due 01/15/17	1.4
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	1.3
Owens-Illinois, Inc., 7.500%, due 05/15/10	1.3
Total	17.2%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
Corporate bonds
Aerospace/defense	1.32%
Airlines	0.61
Auto loans	0.09
Automotive	0.46
Banking	2.26
Broadcasting	0.24
Building materials	1.32
Chemicals	0.90
Consumer financing	0.07
Consumer products	0.27
Diversified capital goods	0.28
Diversified financial services	2.07
Diversified media	2.75
Electric-generation	9.75
Electronics	1.66
Energy—exploration & production	2.73
Environmental	0.20
Food—wholesale	0.21
Food & drug retailers	0.68
Forestry/paper	2.73
Gaming	5.82
Gas distribution	5.54
Health services	9.68
Machinery	0.24
Metals/mining excluding steel	0.45
Non-Food & drug retailers	0.93
Oil field equipment & services	0.78
Oil refining & marketing	0.65
Packaging	3.57
Pharmaceuticals	1.99
Printing & publishing	1.61
Software/services	2.53
Steel producers/products	0.88
Support—services	2.72
Technology	0.96
Telecommunications	8.76
Telecommunications equipment	0.16
Transportation excluding air/rail	0.93

Total corporate bonds	78.80
Asset-backed security	0.25

Total bonds	79.05
Common stocks
Media	0.00	(1)
Advertising	0.00

Total common stocks	0.00	(1)
Preferred stock Diversified financial services	0.05
Warrants	0.00

Short-term investments	19.35

Total investments	98.45
Cash and other assets, less liabilities	1.55

Net assets	100.00%

(1)	Amount represents less than 0.005%.

89

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — 79.05%
Corporate bonds — 78.80%
Australia — 0.07%
Hanson Australia Funding Ltd., 5.250%, due 03/15/13	$880,000	$299,214

Bermuda — 2.24%
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	8,000,000	7,280,000
Petroplus Finance Ltd., 7.000%, due 05/01/17(1)	4,900,000	2,989,000

Total Bermuda corporate bonds		10,269,000

Canada — 0.51%
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	1,175,000	117,500
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	500,000
Nortel Networks Ltd., 10.750%, due 07/15/16(1),(2)	2,850,000	755,250
Stone Container Finance, 7.375%, due 07/15/14	5,325,000	985,125

Total Canada corporate bonds		2,357,875

Luxembourg — 0.70%
FMC Finance III SA, 6.875%, due 07/15/17	3,500,000	3,272,500

Netherlands — 0.71%
Basell Finance Co. BV, 8.100%, due 03/15/27(1)	850,000	17,000
Clondalkin Acquisition BV, 3.996%, due 12/15/13(1),(3)	5,345,000	2,699,225
Ford Capital BV, 9.500%, due 06/01/10	800,000	348,000
NXP BV/NXP Funding LLC, 7.875%, due 10/15/14	300,000	117,000
9.500%, due 10/15/15	300,000	57,000

Total Netherlands corporate bonds		3,238,225

United Kingdom — 0.07%
Hanson PLC, 6.125%, due 08/15/16	465,000	161,935
Ineos Group Holdings PLC, 8.500%, due 02/15/16(1)	2,029,000	182,610

Total United Kingdom corporate bonds		344,545

United States — 74.50%
AAC Group Holdings Corp., 10.250%, due 10/01/12(1),(4)	1,000,000	675,000
AES Corp., 8.000%, due 06/01/20(1)	6,600,000	5,115,000
Affinion Group, Inc., 10.125%, due 10/15/13	3,350,000	2,445,500
Ahern Rentals, Inc., 9.250%, due 08/15/13	2,925,000	585,000
Airgas, Inc., 7.125%, due 10/01/18(1)	1,506,000	1,287,630
AK Steel Corp., 7.750%, due 06/15/12	2,325,000	1,813,500
Allied Waste North America, Inc., 6.875%, due 06/01/17	1,000,000	930,000

Security description	Face amount	Value

United States — (continued)
Alltel Corp., 7.000%, due 07/01/12	$3,550,000	$3,532,250
7.000%, due 03/15/16	2,325,000	2,290,125
7.875%, due 07/01/32	565,000	550,875
American Rock Salt Co. LLC, 9.500%, due 03/15/14	800,000	724,000
AmeriQual Group LLC and AmeriQual Finance Corp., 9.500%, due 04/01/12(1)	1,375,000	756,250
Amkor Technology, Inc., 9.250%, due 06/01/16	4,240,000	2,459,200
ARAMARK Corp., 6.693%, due 02/01/15(3)	6,775,000	5,115,125
8.500%, due 02/01/15	3,000,000	2,715,000
Atlas Pipeline Partners LP, 8.750%, due 06/15/18(1)	1,700,000	1,113,500
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	7,000,000	4,725,000
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	7,360,000	6,182,400
12.750%, due 03/01/16	3,530,000	2,965,200
Baker & Taylor, Inc., 11.500%, due 07/01/13(1)	425,000	179,031
Baldor Electric Co., 8.625%, due 02/15/17	1,500,000	1,117,500
Bausch & Lomb, Inc., 9.875%, due 11/01/15(1)	525,000	393,750
Biomet, Inc., 10.375%, due 10/15/17(5)	1,975,000	1,560,250
11.625%, due 10/15/17	5,227,000	4,469,085
Boise Cascade LLC, 7.125%, due 10/15/14	5,136,000	2,876,160
Boyd Gaming Corp., 7.750%, due 12/15/12	1,750,000	1,575,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,275,000	742,687
Caesars Entertainment, Inc., 7.875%, due 03/15/10	4,000,000	2,640,000
8.125%, due 05/15/11	800,000	392,000
Carriage Services, Inc., 7.875%, due 01/15/15	625,000	493,750
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	6,100,000	4,880,000
Chesapeake Energy Corp., 6.625%, due 01/15/16	6,470,000	5,111,300
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(1)	875,000	404,688
Cincinnati Bell, Inc., 7.250%, due 07/15/13	1,520,000	1,337,600
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp., 10.125%, due 03/01/12	500,000	320,000
CMP Susquehanna Corp., 9.875%, due 05/15/14	750,000	30,000
Coleman Cable, Inc., 9.875%, due 10/01/12	2,800,000	1,767,500
Community Health Systems, Inc., 8.875%, due 07/15/15	8,550,000	7,866,000

90

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(1)	$6,830,000	$2,800,300
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	625,000	550,000
DaVita, Inc., 7.250%, due 03/15/15	3,700,500	3,515,475
Deluxe Corp., 5.000%, due 12/15/12	1,425,000	783,750
DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, due 05/15/16	2,050,000	1,988,500
Dollar General Corp., 11.875%, due 07/15/17(5)	3,800,000	3,249,000
Dycom Industries, Inc., 8.125%, due 10/15/15	600,000	423,000
Dynegy Holdings, Inc., 7.500%, due 06/01/15	2,805,000	1,963,500
Echostar DBS Corp., 6.625%, due 10/01/14	335,000	279,725
7.750%, due 05/31/15	3,950,000	3,357,500
Edison Mission Energy, 7.000%, due 05/15/17	1,500,000	1,305,000
7.625%, due 05/15/27	9,700,000	7,517,500
El Paso Corp., 7.000%, due 06/15/17	2,850,000	2,230,424
7.800%, due 08/01/31	1,000,000	651,503
12.000%, due 12/12/13	1,425,000	1,396,500
Esterline Technologies Corp., 6.625%, due 03/01/17	2,950,000	2,507,500
Exopack Holding, Inc., 11.250%, due 02/01/14	9,300,000	5,440,500
Ferrell Gas Partners-LP, 6.750%, due 05/01/14(1)	3,055,000	2,107,950
FireKeepers Development Authority, 13.875%, due 05/01/15(1)	8,428,000	5,225,360
First Data Corp., 9.875%, due 09/24/15	4,850,000	2,934,250
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	6,500,000	5,708,436
8.000%, due 12/15/16	620,000	403,848
Freescale Semiconductor, Inc., 9.125%, due 12/15/10(5)	14,220,000	3,270,600
10.125%, due 12/15/16	2,100,000	861,000
Frontier Communications Corp., 7.875%, due 01/15/27	1,000,000	580,000
9.000%, due 08/15/31	5,400,000	3,402,000
General Electric Capital Corp., 3.343%, due 02/02/09(3)	314,000	313,927
General Motors Corp., 7.200%, due 01/15/11	8,400,000	1,764,000
Georgia-Pacific LLC, 8.875%, due 05/15/31	630,000	434,700
GMAC LLC, 7.250%, due 03/02/11	610,000	518,399
7.250%, due 03/02/11(1)	2,289,000	1,967,144
8.000%, due 11/01/31	925,000	541,217
8.000%, due 11/01/31(1)	1,720,000	1,022,351

Security description	Face amount	Value

United States — (continued)
Graham Packaging Co., Inc., 9.875%, due 10/15/14	$3,755,000	$2,309,325
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	6,000,000	4,260,000
Harland Clarke Holdings Corp., 6.899%, due 05/15/15(3)	5,675,000	1,816,000
9.500%, due 05/15/15	3,300,000	1,254,000
Harrah’s Operating Co., Inc., 5.500%, due 07/01/10	2,770,000	1,758,950
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co., 8.500%, due 04/01/15	500,000	205,000
8.875%, due 04/01/15(5)	2,700,000	918,000
HCA, Inc., 9.125%, due 11/15/14	2,270,000	2,105,425
9.250%, due 11/15/16	6,120,000	5,615,100
9.625%, due 11/15/11(5)	5,820,000	4,539,600
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16(1)	6,250,000	3,312,500
Inergy LP/Inergy Finance Corp., 8.250%, due 03/01/16	750,000	585,000
Ingles Markets, Inc., 8.875%, due 12/01/11	3,600,000	3,132,000
Interface, Inc., 10.375%, due 02/01/10	1,000,000	990,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	2,650,000	1,272,000
Jefferson Smurfit Corp. , 8.250%, due 10/01/12	825,000	140,250
Key Energy Services, Inc.,, 8.375%, due 12/01/14	445,000	293,700
L-3 Communications Corp., 5.875%, due 01/15/15	2,700,000	2,430,000
Land O’ Lakes, Inc., 8.750%, due 11/15/11	225,000	221,063
Level 3 Financing, Inc., 9.250%, due 11/01/14	4,510,000	2,615,800
LIN Television Corp., 6.500%, due 05/15/13	3,250,000	1,551,875
Series B, 6.500%, due 05/15/13	2,500,000	1,168,750
Linn Energy LLC, 9.875%, due 07/01/18(1)	2,345,000	1,371,825
Massey Energy Co., 6.875%, due 12/15/13	1,800,000	1,332,000
MGM Mirage, 13.000%, due 11/15/13(1)	2,700,000	2,571,750
Mirant Americas Generation LLC, 8.300%, due 05/01/11	1,050,000	1,018,500
8.500%, due 10/01/21	4,300,000	3,268,000
9.125%, due 05/01/31	675,000	499,500
Momentive Performance Materials, Inc., 9.750%, due 12/01/14	2,825,000	1,200,625
10.125%, due 12/01/10(5)	1,370,687	424,913
11.500%, due 12/01/16	2,750,000	811,250
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	625,000	350,000
9.750%, due 04/01/10	1,000,000	750,000

91

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (concluded)
United States — (continued)
Neiman Marcus Group, Inc., 9.000%, due 10/15/10(5)	$3,055,000	$1,344,200
Newfield Exploration Co., 7.125%, due 05/15/18	4,033,000	3,186,070
NewPage Corp., 12.000%, due 05/01/13	750,000	213,750
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	200,000	86,250
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., 11.375%, due 04/01/13(4)	2,588,682	1,116,369
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	2,050,000	861,000
NGPL Pipeco LLC, 7.119%, due 12/15/17(1)	9,250,000	8,326,795
NRG Energy, Inc., 7.375%, due 02/01/16	3,765,000	3,501,450
7.375%, due 01/15/17	6,900,000	6,348,000
Nustar Logistics, 7.650%, due 04/15/18	4,730,000	4,335,868
Orion Power Holdings, Inc., 12.000%, due 05/01/10	250,000	250,000
Owens-Illinois, Inc., 7.500%, due 05/15/10	6,000,000	5,940,000
Plains Exploration & Production Co., 7.625%, due 06/01/18	2,148,000	1,471,380
Pokagon Gaming Authority, 10.375%, due 06/15/14(1)	652,000	560,720
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	9,000,000	6,615,000
Qwest Capital Funding, Inc., 7.750%, due 02/15/31	2,250,000	1,406,250
Qwest Communications International, Inc., 7.250%, due 02/15/11	5,400,000	4,698,000
Series B, 7.500%, due 02/15/14	245,000	175,175
Reliant Energy, Inc., 6.750%, due 12/15/14	3,540,000	3,186,000
River Rock Entertainment Authority, 9.750%, due 11/01/11	6,200,000	5,146,000
Sally Holdings LLC/Sally Capital, Inc., 10.500%, due 11/15/16	1,700,000	1,156,000
San Pasqual Casino, 8.000%, due 09/15/13(1)	750,000	543,750
Sanmina-SCI Corp., 4.746%, due 06/15/14(1),(3)	1,080,000	583,200
Sanmina-SCI Corp., 8.125%, due 03/01/16	760,000	296,400
Sheridan Group, Inc., 10.250%, due 08/15/11	1,175,000	823,969
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17	4,300,000	817,000
Southwestern Energy Co., 7.500%, due 02/01/18(1)	620,000	542,500

Security description	Face amount	Value

United States — (concluded)
Sprint Capital Corp., 8.375%, due 03/15/12	$5,400,000	$4,320,000
8.750%, due 03/15/32	5,780,000	3,901,500
SPX Corp., 7.625%, due 12/15/14(1)	1,500,000	1,305,000
Sungard Data Systems, Inc., 9.125%, due 08/15/13	4,790,000	4,143,350
10.250%, due 08/15/15	2,430,000	1,603,800
Sungard Data Systems, Inc., 10.625%, due 05/15/15(1)	2,223,000	1,900,665
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15(1)	18,005,000	12,783,550
Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, due 12/15/14(2)	1,250,000	12,500
Tube City IMS Corp., 9.750%, due 02/01/15	6,325,000	2,213,750
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(1)	725,000	572,750
Unisys Corp., 8.000%, due 10/15/12	3,700,000	1,036,000
United Rentals North America, Inc., 6.500%, due 02/15/12	1,475,000	1,165,250
7.750%, due 11/15/13	4,475,000	2,908,750
UnitedHealth Group, Inc., 6.000%, due 02/15/18	1,765,000	1,628,447
Universal Hospital Services, Inc., 8.500%, due 06/01/11(5)	3,380,000	2,399,800
Univision Communications, Inc., 9.750%, due 03/15/11(1),(5)	1,400,000	175,000
US Concrete, Inc., 8.375%, due 04/01/14	5,285,000	2,853,900
Verso Paper Holdings LLC / Verso Paper, Inc., Series B, 9.125%, due 08/01/14	1,350,000	533,250
11.375%, due 08/01/16	3,450,000	1,035,000
Vertis, Inc., 13.500%, due 02/05/09(5),(6)	236,929	15,500
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(2),(3),(7)	6,700,000	670
Wells Fargo & Co., 3.000%, due 12/09/11	10,000,000	10,396,590
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,155,000	860,475
Wind Acquisition Finance SA, 10.750%, due 12/01/15(1)	850,000	731,000
Windstream Corp., 8.625%, due 08/01/16	700,000	619,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 6.625%, due 12/01/14	3,515,000	2,653,825
Xerox Capital Trust I, 8.000%, due 02/01/27	6,480,000	4,425,127
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	2,850,000	1,328,812

Total United States corporate bonds		342,299,273

Total corporate bonds (cost $480,483,391)		362,080,632

92

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (concluded)
Asset-backed security — 0.25%
United States — 0.25%
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1, 0.521%, due 03/25/37 (cost $1,118,108)(3)	$1,196,767	$1,148,896

Total bonds (cost $481,601,499)		363,229,528

	Shares
Common stocks — 0.00%(8)
United States — 0.00%(8)
Media — 0.00%(8)
Pegasus Communications Corp., Class A*	1	189
Xanadoo Co.*	23	5,175
Advertising — 0.00%
Vertis Holdings, Inc.*(6)	12,614	0

Total common stocks (cost $86,273)		5,364

Preferred stock — 0.05%
United States — 0.05%
Preferred Blocker, Inc., 9.000%, due 12/31/11(1) (cost $685,365)	915	228,750

Security description	Number of warrants	Value

Warrants — 0.00%
Dayton Superior Corp., strike @ $0.01, expires 06/15/09*(1),(6),(9)	1,500	$0
HF Holdings, Inc., strike @ $0.01, expires 09/27/09*(1),(9)	8,680	0
Pliant Corp., strike @ $0.01, expires 06/01/10*(1),(6),(9)	5	0

Total warrants (cost $4,746,048)		0

	Units
Short-term investment — 19.35%
Other — 19.35%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(10),(11) (cost $88,892,964)	88,892,964	88,892,964

Total investments — 98.45% (cost $576,012,149)		452,356,606
Cash and other assets, less liabilities — 1.55%		7,102,928

Net assets —100.00%		$459,459,534

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $577,221,524; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,084,195
Gross unrealized depreciation	(127,949,113)

Net unrealized depreciation	$(124,864,918)

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $65,201,464 or 14.19% of net assets.

(2)	Security is in default.
(3)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(4)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(5)	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(6)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of these securities amounted to $15,500 or 0.00% of net assets.
(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	Amount represents less than 0.005%.
(9)	Security is illiquid. At December 31, 2008, the value of these securities amounted to $0 or 0.00% of net assets.
(10)	Investment in affiliated mutual fund.
(11)	The rate shown reflects the yield at December 31, 2008.
GMAC	General Motors Acceptance Corp.

93

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2008

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 06/15/09	08/17/00	$0	0.00%	$0	0.00%
HF Holdings, Inc., strike @ $0.01, expires 09/27/09	01/08/01	4,746,048	1.03	0	0.00
Pliant Corp., strike @ $0.01, expires 06/01/10	11/27/00	0	0.00	0	0.00

		$4,746,048	1.03%	$0	0.00%

94	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

For the 12 months ended December 31, 2008, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) declined 27.91%. For comparison purposes, the JPMorgan Emerging Markets Bond Index Global (EMBI Global) declined 10.91%, and the Emerging Markets Debt Benchmark Index1 (the “Index”) declined 9.02%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level.

Portfolio performance summary

What worked

•

Holdings in certain local currency-denominated debt contributed to the Fund’s performance during the first half of the reporting period. We continued to seek opportunities in local currency-denominated debt, as our analysis showed that fundamentals remained favorable and interest rates were relatively high. This strategy contributed to performance during the first half of the reporting period. However, we reduced local currency-denominated debt during the second half of the period, given increased investor risk aversion. For the year as a whole, Turkey and Brazil local currency-denominated debt enhanced the Fund’s performance.

•

In a challenging environment, a number of strategies benefited the Fund’s relative performance, including maintaining a short spread duration and an underweight to certain riskier countries, such as the Philippines. Several flights to quality negatively impacted the emerging markets debt asset class during the second half of the reporting period. (Spread is the difference between the yield paid on US Treasury bonds and higher risk securities, and duration measures a bond’s sensitivity to interest rate changes.) In addition, not having any exposure to Ecuador, which defaulted on its debt obligations in December 2008, helped performance.

What didn’t work

•

Security selection significantly detracted from performance. Given increased risk aversion and illiquid markets, a number of the Fund’s holdings fell sharply during the reporting period. For example, a large holding in Johor Corp.’s debt, issued by a regional government in Malaysia, was hit hard by forced selling in an illiquid market. We continue to maintain this position, as we believe it is extremely undervalued.

•

Although we lowered risk by lowering the Fund’s spread duration during the course of 2008, this was offset by a few country allocations. Overweights to Argentina and Venezuela detracted from performance as the reporting period progressed. In Argentina, the government’s inability to successfully negotiate with striking farmers negatively impacted Argentina’s export revenues. In addition, political developments, including the nationalization of private pension funds, as well as declining reserves triggered by falling commodity prices, served to drag down both Argentina’s US dollar-denominated and local currency debt. Given these issues, Argentina’s debt began trading at levels that suggest an increased likelihood of default, and we began to reduce the Fund’s position accordingly during the reporting period. Venezuela was negatively impacted by political developments as well, and falling oil prices put an additional pressure on these bonds.

[1]	For a description of the Index, please see page 96.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

95

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 05/31/06(1) to 12/31/08
UBS Opportunistic Emerging Markets Debt Relationship Fund	(27.91)%	(5.53)%
JPMorgan Emerging Markets Bond Index Global (EMBI Global)(2)	(10.91)	1.81
Emerging Markets Debt Benchmark Index(3)	(9.02)	4.06

(1)	Performance inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund.

(2)

The JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)

The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: From inception 12/31/90 to 12/31/95— 100% JPMorgan Emerging Markets Bond Index (EMBI); From 01/01/96 to 06/30/00—100% JPMorgan Emerging Markets Bond Index+ (EMBI+); From 07/01/00 to 10/31/05—100% JPMorgan Emerging Markets Bond Index Global (EMBI Global); From 11/01/05 to 05/31/06—70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Open (GBI-EM Open); From 06/01/06 to current— 70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified) (in USD). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic Emerging Markets Debt Relationship Fund and the JPMorgan Emerging Markets Bond Index Global (EMBI Global) and the Emerging Markets Debt Benchmark Index from May 31, 2006, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

96

UBS Opportunistic Emerging Markets Debt Relationship Fund

Country exposure, top five (unaudited)

As of December 31, 2008

Percentage of net assets
Argentina	23.0%
Turkey	21.5
Brazil	18.2
Malaysia	11.2
Venezuela	8.9
Total	82.8%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
Corporate bonds
Electric utilities	5.74%
Real estate investment trusts (REITs)	11.15

Total corporate bonds	16.89
Non US-government obligations	69.77

Total bonds	86.66
Warrants	1.96
Short-term investment	6.96

Total investments	95.58
Cash and other assets, less liabilities	4.42

Net assets	100.00%

97

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments December 31, 2008

Security description	Face amount		Value

Bonds — 86.66%
Corporate bonds — 16.89%
Indonesia — 5.74%
Majapahit Holding BV, 7.875%, due 06/29/37(1)		$2,200,000	$1,012,000

Malaysia — 11.15%
Johor Corp., 1.000%, due 07/31/12(1),(2)	MYR	15,100,000	1,963,873

Total corporate bonds (cost $6,551,438)			2,975,873

Non US-government obligations — 69.77%
Argentina — 21.11%
Argentina Prestamos Garantizadad, 4.000%, due 04/15/10(3)	ARS	1,800,000	317,961
4.000%, due 05/15/09(3)		1,912,922	1,418,108
Republic of Argentina, 3.127%, due 08/03/12(1),(3)		$7,550,000	1,981,875

			3,717,944

Brazil — 18.21%
Federal Republic of Brazil, Series B 6.000%, due 05/15/45	BRL	5,000,000	3,207,183

Turkey — 21.51%
Republic of Turkey, 15.000%, due 02/10/10	TRY	6,000,000	3,790,087

Venezuela — 8.94%
Republic of Venezuela, 5.750%, due 02/26/16(1)		$3,750,000	1,575,000

Total non US-government obligations (cost $17,889,414)			12,290,214

Total bonds (cost $24,440,852)			15,266,087

Security description	Number of warrants	Value
Warrants — 1.96%
Republic of Argentina, expires 12/15/35*(4) (cost $1,645,568)	13,800,000	$345,000

	Units
Short-term investment — 6.96%
Investment company — 6.96%
UBS Cash Management Prime Relationship Fund, 1.53%(5),(6) (cost $1,225,972)	1,225,972	1,225,972

Total investments — 95.58% (cost $27,312,392)		16,837,059
Cash and other assets, less liabilities — 4.42%		779,457

Net assets — 100.00%		$17,616,516

98

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $27,550,750; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$86,873
Gross unrealized depreciation	(10,800,564)

Net unrealized depreciation	$(10,713,691)

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of these securities amounted to $6,532,748 or 37.08% of net assets.
(2)	Security is illiquid. At December 31, 2008, the value of this security amounted to $1,963,873 or 11.15% of net assets.
(3)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(4)	Security represents an equity claim linked to Argentina’s gross domestic product.
(5)	Investment in affiliated mutual fund.
(6)	The rate shown reflects the yield at December 31, 2008.

Currency type abbreviations:

ARS	Argentine Peso
BRL	Brazilian Real
MYR	Malaysian Ringgit
TRY	New Turkish Lira

Forward foreign currency contracts

UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2008:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	6,400,000	USD	2,473,402	03/04/09	$(206,840)
Czech Koruna	20,000,000	EUR	776,398	03/04/09	44,098
Malaysian Ringgit	16,100,000	USD	4,352,528	03/04/09	(292,766)
New Turkish Lira	5,890,000	USD	3,623,723	03/04/09	(111,366)

Net unrealized depreciation on forward foreign currency contracts					$(566,874)

Currency type abbreviations:

EUR	Euro
USD	United States Dollar

See accompanying notes to financial statements.	99

UBS Opportunistic High Yield Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS Opportunistic High Yield Relationship Fund (the “Fund”) declined 26.40%. In comparison, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”) declined 25.96% over the same time period.* (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

For a number of years, the high yield bond market had performed well against the backdrop of positive economic growth, generally solid corporate profits and benign default rates. However, these trends reversed course markedly during the reporting period. Given the weakening global economy, turmoil in the financial markets and a severe credit crunch, investor risk aversion increased significantly, causing the high yield market to perform extremely poorly.

The Fund holds a relatively concentrated portfolio. It is managed to provide opportunistic high yield exposure to broader investment portfolios and is, therefore, not managed relative to a benchmark. As a result, security selection is the primary source of return, rather than sector allocations or duration management.

Portfolio performance summary

•

A number of positions positively contributed to the Fund’s performance. In particular, the Fund’s holding in Xerox Capital Trust, an investment grade security, performed relatively well given periods of heightened investor risk aversion. Other holdings that performed relatively well in the difficult market environment were Ingles Markets, Inc.,[1] a well-run supermarket chain, and Boise Cascade, a paper company with a strong management team.

•

Several holdings hurt the Fund’s results during the year. Quebecor World Capital Corp.[1] was among the Fund’s holdings that significantly detracted from performance. The publishing and printing company declared bankruptcy in January 2008. The Fund’s exposure to Washington Mutual’s subordinated debt negatively impacted performance as it was essentially taken over by the US government. The Fund’s holding in Residential Capital[1] also detracted from performance. This residential real estate financial company, which is owned by General Motor’s financial arm, GMAC, performed poorly given the issues related to the bursting of the housing bubble.

[1]	As of December 31, 2008, this position was no longer held by the Fund.

*	A portfolio management change occurred during the reporting period. Shu-Yang Tan, Head of US High Yield Portfolio management at UBS Global Asset Management (Americas) Inc., assumed primary responsibility for the day-to-day management of the Fund, replacing Thomas Haag.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

100

UBS Opportunistic High Yield Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 04/05/04(1) to 12/31/08
UBS Opportunistic High Yield Relationship Fund	(26.40)%	(2.70)%
Merrill Lynch US High Yield Cash Pay Constrained Index(2)	(25.96)	(1.33)

(1)

Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. The inception return of the Fund and the index is calculated as of 04/05/04, which is the date the Fund recommenced investment operations.

(2)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index from April 5, 2004, which is the date the Fund recommenced investment operations, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

101

UBS Opportunistic High Yield Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
Corporate bonds
Chemicals	2.45%
Mortgage banks & thrifts	0.01
Forestry/paper	36.35
Printing & publishing	22.49

Total corporate bonds	61.30

Total bonds	61.30
Short-term investments	36.26

Total investments	97.56
Cash and other assets, less liabilities	2.44

Net assets	100.00%

102

UBS Opportunistic High Yield Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value
Bonds — 61.30%
Corporate bonds — 61.30%
Netherlands — 2.45%
Basell Finance Co. BV, 8.100%, due 03/15/27(1),	$2,450,000	$49,000

United States — 58.85%
Boise Cascade LLC, 7.125%, due 10/15/14	1,299,000	727,440
Deluxe Corp., Series B, 5.125%, due 10/01/14	1,000,000	450,000
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(2),(3),(4)	2,000,000	200

Total United States corporate bonds		1,177,640

Total corporate bonds (cost $6,584,761)		1,226,640

	Units
Short-term investments — 36.26%
Other — 21.37%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(5),(6) (cost $427,566)	427,566	427,566

Security description	Face amount	Value
Repurchase agreement — 14.89%
Repurchase agreement dated 12/31/08 with Barclay’s Capital, Inc., 0.05%, due 01/02/09 collateralized by $300,000 Federal National Mortgage Association obligations, 3.85%, due 04/17/13; (value — $304,342); proceeds: $298,001 (cost $298,000)	$298,000	$298,000

Total short-term investments (cost $725,566)		725,566

Total investments — 97.56% (cost $7,310,327)		1,952,206
Cash and other assets, less liabilities — 2.44%		48,843

Net assets — 100.00%		$2,001,049

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $7,310,327; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(5,358,121)

Net unrealized depreciation	$(5,358,121)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $49,200 or 2.46% of net assets.

(2)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is in default.
(5)	Investment in affiliated mutual fund.
(6)	The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.	103

UBS Opportunistic Loan Relationship Fund

Portfolio performance

Since its inception on March 12, 2008 through December 31, 2008, UBS Opportunistic Loan Relationship Fund (the “Fund”) declined 13.25%1. For comparison purposes, the CSFB Leveraged Loan Index (the “Index”) declined 24.67%.* (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund outperformed its benchmark in a difficult market environment. The Fund’s conservative positioning enhanced its relative performance during the reporting period.

Portfolio performance summary

•

Taking a conservative stance was rewarded. Given the rapidly weakening economy, the ongoing credit crunch and the fallout from Lehman Brothers’ bankruptcy, we managed the Fund’s portfolio conservatively. In particular, we emphasized more liquid, large loans from well-run companies. This strategy enhanced the Fund’s relative performance during the reporting period.

•

Loan selection was a positive contributor to relative performance. We generally emphasized companies in more defensive industries, like health care, that we felt would not be as adversely affected in a recessionary environment. Examples of holdings that tended to hold their value relatively well included loans issues by Community Health Systems and HCA, Inc. In addition, our holding in Harrah’s Operating Co. enhanced the Fund’s relative performance.

•

General weakness in the loan market impacted performance. As noted above, there were a number of factors that negatively impacted the loan market since the Fund’s inception. Given these factors, the Fund was not able to avoid the increased volatility and downward trend in the loan market.

1.	Please note that the return of the Index is for the time period 02/29/08 through 12/31/08, while the Fund’s return is for the period 03/12/08 through 12/31/08.
*	A portfolio management change occurred during the reporting period. Shu-Yang Tan, Head of US High Yield Portfolio management at UBS Global Asset Management (Americas) Inc., assumed primary responsibility for the day-to-day management of the Fund, replacing Thomas Haag.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since the Fund’s inception on March 12, 2008 through December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

104

UBS Opportunistic Loan Relationship Fund

Total return (unaudited)

Inception 03/12/08(1) to 12/31/08
UBS Opportunistic Loan Relationship Fund	(13.25)%
CSFB Leveraged Loan Index(2)	(24.67)

(1)

Performance inception date of UBS Opportunistic Loan Relationship Fund. Inception date of the index, for the purpose of this illustration, is 2/29/08, which is the nearest month-end to the inception date of the Fund.

(2)

The CSFB Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the US dollar denominated leveraged loan market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic Loan Relationship Fund and the CSFB Leveraged Loan Index from March 12, 2008, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

105

UBS Opportunistic Loan Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Loan assignments
Computer services	7.84%
Electric utilities	7.94
Gaming	6.66
Healthcare	18.00
Utilities	9.94

Total loan assignments	50.38
Short-term investment	56.80

Total investments	107.18
Liabilities, in excess of cash and other assets	(7.18)

Net assets	100.00%

106

UBS Opportunistic Loan Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Loan assignments — 50.38%
Computer services — 7.84%
SunGard Data Systems, Inc., New U.S. Term Loan, 3.575%, due 02/28/14(1)	$640,152	$435,943
4.138%, due 02/28/14(1)	2,337,063	1,591,540

		2,027,483

Electric utilities — 7.94%
Texas Competitive Electric Holdings Company, LLC, Initial Tranche B-2 Term Loan, 5.582%, due 10/10/14(1)	2,977,444	2,052,960

Gaming — 6.66%
Harrah’s Operating Company, Inc., Initial Tranche B-2 Term Loan, 6.530%, due 01/28/15(1)	2,977,500	1,721,162

Healthcare — 18.00%
Community Health Systems, Inc., Delayed Draw Term Loan, 1.801%, due 07/25/14(1)	145,965	113,159
Community Health Systems, Inc., Funded Term Loan, 4.445%, due 07/25/14(1)	2,854,035	2,212,591
HCA, Inc., Initial Tranche B Term Loan, 3.709%, due 11/18/13(1)	2,977,215	2,327,810

		4,653,560

Utilities — 9.94%
NRG Energy, Inc., Term Loan, 2.675%, due 09/12/13(1)	2,973,497	2,568,358

Total loan assignments (cost $16,900,095)		13,023,523

Security description	Units	Value

Short-term investment — 56.80%
Investment Company — 56.80%
UBS Cash Management Prime Relationship Fund, 1.53%(2),(3) (cost $14,682,617)	14,682,617	$14,682,617

Total investments — 107.18% (cost $31,582,712)		27,706,140
Liabilities, in excess of cash and other assets — (7.18)%		(1,855,292)

Net assets — 100.00%		$25,850,848

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $31,582,712; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(3,876,572)

Net unrealized depreciation	$(3,876,572)

(1)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements.	107

UBS U.S. Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS U.S. Bond Relationship Fund (the “Fund”) declined 6.71%. The Fund’s benchmark, the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index, the “Index”), returned 5.24% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was primarily due to sector positioning and security selection, with its largest detractors being its holdings of non-index, nonagency securitized assets.

Striving to improve the Fund’s performance

As the Fund’s performance shows, the reporting period proved to be an exceptionally challenging one. Given periods of extreme risk aversion, many investors flocked to the safety of US Treasury securities, driving their yields lower and prices higher. In contrast, non-Treasury sectors (also known as spread sectors) generated extremely poor results. This was especially true during periods of indiscriminate selling that occurred when overleveraged investors were forced to sell securities into a highly illiquid market.

While we continue to have strong convictions in our investment philosophy and core investment process, we have carefully analyzed the drivers of performance over the last year. Based on our review, we have taken a number of steps in an effort to reposition the Fund to face the ongoing challenges in the marketplace and to take advantage of what we feel will be compelling opportunities in the future. These steps include:

•	Bringing on board investment professionals who we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today’s marketplace.

•

Increasing the depth of our analyst teams, including making sweeping changes to our securitized debt team, which entailed replacing analysts and doubling headcount to create a stronger analytical platform.

•

Placing added emphasis on top-down macro analysis, and incorporating it into our investments as a result of lessons learned over the past year. Our goal is to better understand secular forces that could have an impact on our bond portfolios.

Given these changes, it is our firm belief that the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward its shareholders over time.

Portfolio performance summary

What worked

•	Yield curve positioning and active duration[1] management positively contributed to performance during the reporting period.

•

In terms of yield curve positioning, we maintained a steepening bias in the Fund’s portfolio through the reporting period. This benefited performance as the yield curve steepened as the difference between short and long-term interest rates increased.

[1]	Active duration positioning reflects a portfolio manager’s views on the shape of the yield curve via overweights or underweights to certain yield curve sectors relative to a benchmark.

108

UBS U.S. Bond Relationship Fund

•

When the reporting period began, the Fund was positioned defensively, maintaining a duration that was shorter than the benchmark’s. In the first half of 2008, we increased the Fund’s duration slightly as interest rates moved higher and closer to our estimate of fair value. In the second half of 2008, we moved the Fund back to a more neutral position. (A portfolio’s duration can be used to infer how the value of a portfolio would change in response to changes in interest rates.)

What didn’t work

•

Security selection within the mortgage-backed sector significantly detracted from performance. During the reporting period, the Fund held out-of-Index, nonagency mortgage-backed securities (MBS).[2] While these securities have historically performed similarly to agency mortgage securities, this relationship changed in the wake of the housing downturn. Given the severe weakness in the US housing market and subsequent deterioration in the underlying mortgage loans, coupled with illiquidity and a lack of government support, nonagency MBS performed poorly and severely lagged their agency counterparts during the reporting period. In recent months, we have made significant strides in transitioning the portfolio away from nonagency MBS. However, we continued to add agency MBS, specifically Fannie Mae and Freddie Mac 30-year securities, given their backing by the US government. Our agency MBS performed well and enhanced results late in the reporting period.

•

Security selection and an overweight position in asset-backed securities (ABS) negatively contributed to performance. In particular, the Fund’s exposure to ABS backed by home equity loans was a significant drag on performance as mortgage foreclosures and defaults moved sharply higher during the reporting period. The Fund continues to hold certain ABS securities as our analysis shows that, while headwinds remain, their current valuations are extremely attractive.

•

The Fund’s commercial mortgage-backed security (CMBS) holdings performed poorly during the reporting period. While we favored AAA-rated super senior CMBS, they too were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market going forward. CMBS spreads—the difference between the yields paid on CMBS versus those paid on US Treasury bonds—reached historically wide levels during the fourth quarter of 2008 and they remained elevated at the end of the reporting period. We selectively added to the Fund’s exposure to AAA-rated CMBS as we felt they offered high quality cash flows and compelling long-term appreciation potential.

•

While the Fund’s allocation to the investment grade corporate bond sector was a modest contributor over the period, security selection offset these positive results. The Fund’s underweight in the investment grade sector heading into the fourth quarter was beneficial as their spreads reached all-time wide levels. However, a few specific corporate bond holdings, including Lehman Brothers and Washington Mutual, detracted from results. Given their elevated spreads, we felt the potential for a marked increase in defaults had been more than amply priced in, making investment grade corporate bonds attractively valued. Therefore, we tactically added to the Fund’s position during the second half of the reporting period.

•

The Fund’s out-of-index exposure to inflation-linked bonds detracted from results as inflationary pressures receded. During the first half of the reporting period, the Fund’s Treasury inflation protected securities (TIPS) performed well given sharply rising oil and commodity prices. However, with fears of a deep and prolonged recession driving these prices lower, the Fund’s TIPS holdings performed poorly as the reporting period continued. We maintained the Fund’s tactical position

[2]	These securities are generally considered liquid and high quality, but are not government guaranteed.

109

UBS U.S. Bond Relationship Fund

in TIPS and added to the Fund’s exposure in this area during the period. These securities are currently pricing in several years of deflation, while we believe the government’s aggressive actions to stimulate the economy will eventually re-ignite inflationary pressures.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

110

UBS U.S. Bond Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	Inception 04/28/00(1) to 12/31/08
UBS U.S. Bond Relationship Fund	(6.71)%	1.59%	4.62%
Barclays Capital US Aggregate Index(2)	5.24	4.65	6.39

(1)	Performance inception date of UBS U.S. Bond Relationship Fund.

(2)

The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Bond Relationship Fund and the Barclays Capital US Aggregate Bond Index (formerly known as the Lehman Brothers US Aggregate Bond Index) from April 28, 2000, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

111

UBS U.S. Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)(1)

As of December 31, 2008

Percentage of net assets
Federal National Mortgage Association Pools, #993722, 5.500%, due 07/01/38	10.7%
US Treasury Notes, 1.250%, due 11/30/10	8.0
US Treasury Inflation Indexed Notes (TIPS), 1.375%, due 07/15/18	4.1
Federal National Mortgage Association Pools, #934654, 5.500%, due 11/01/38	4.0
Federal National Mortgage Association Pools, #990279, 5.000%, due 10/01/38	3.3
US Treasury Notes, 3.750%, due 11/15/18	2.4
Federal National Mortgage Association Pools, #900568, 6.000%, due 09/01/36	2.3
Federal National Mortgage Association, 2.875%, due 12/11/13	2.3
GS Alternative Mortgage Product II, Series 2007-GG10, Class A4, 5.799%, due 08/10/45	2.1
Federal National Mortgage Association Pools, #888016, 5.500%, due 05/01/36	2.0
Total	41.2%

(1)	Figures represent the direct investments of the UBS U.S. Bond Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of December 31, 2008

Bonds
Corporate bonds
Commercial banks	0.21%
Commercial services	0.38
Diversified financial services	0.52
Diversified telecommunication services	0.54
Electric utilities	0.53
Energy equipment & services	0.06
Financial	0.31
Food	0.06
Healthcare providers and services	0.10
Insurance	0.06
Oil, gas & consumable fuels	0.34
Pharmaceuticals	0.20
Pipelines	0.40
Real estate investment trusts (REITs)	0.04
Telecommunications	0.11
Tobacco	0.08
Transportation	0.09

Total corporate bonds	4.03
Asset-backed securities	5.13
Commercial mortgage-backed securities	5.39
Mortgage & agency debt securities	51.30
US government obligations	17.84

Total bonds	83.69
Investment company
UBS Corporate Bond Relationship Fund	16.24
Short-term investment	0.11

Total investments	100.04
Liabilities, in excess of cash and other assets	(0.04)

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Relationship Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

112

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — 83.69%
Corporate bonds — 4.03%
Cayman Islands — 0.06%
Transocean, Inc., 6.800%, due 03/15/38	$20,000	$17,839

Luxembourg — 0.30%
Telecom Italia Capital SA, 5.250%, due 11/15/13	120,000	91,500

Netherlands — 0.21%
E.ON International Finance BV, 5.800%, due 04/30/18(1)	70,000	65,448

United Kingdom — 0.32%
AstraZeneca PLC, 6.450%, due 09/15/37	30,000	34,100
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(2)	75,000	64,030

Total United Kingdom corporate bonds		98,130

United States — 3.14%
Anadarko Petroleum Corp., 5.950%, due 09/15/16	20,000	17,666
Apache Corp., 6.000%, due 09/15/13	15,000	15,556
AT&T, Inc., 6.500%, due 09/01/37	70,000	75,389
Citigroup, Inc., 6.125%, due 05/15/18	60,000	60,667
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, due 04/01/38	35,000	37,396
ERAC USA Finance Co., 8.000%, due 01/15/11(1)	125,000	117,261
Exelon Generation Co. LLC, 5.350%, due 01/15/14	45,000	41,103
General Electric Capital Corp., 5.875%, due 01/14/38	35,000	34,260
GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	25,000	26,258
JPMorgan Chase & Co., 6.400%, due 05/15/38	30,000	35,489
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	175,000	121,835
Kraft Foods Inc., 6.875%, due 01/26/39	20,000	20,036
Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17(3)	55,000	6
6.875%, due 05/02/18(3)	30,000	2,850
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	55,000	57,531
Metlife Inc., Series A, 6.817%, due 08/15/18	20,000	19,048
Norfolk Southern Corp., 5.750%, due 04/01/18	30,000	29,192
Pemex Project Funding Master Trust, 5.750%, due 03/01/18(1)	25,000	22,063
Philip Morris International, Inc., 5.650%, due 05/16/18	25,000	24,783

Security description	Face amount	Value

United States — (concluded)
Prologis, 5.625%, due 11/15/15	$25,000	$12,442
PSEG Power LLC, 6.950%, due 06/01/12	85,000	83,867
Sprint Capital Corp., 6.875%, due 11/15/28	55,000	32,725
UnitedHealth Group, Inc., 6.875%, due 02/15/38	35,000	30,646
Valero Energy Corp., 7.500%, due 04/15/32	60,000	47,971
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(2),(3),(4)	100,000	10

Total United States corporate bonds		966,050

Total corporate bonds (cost $1,568,218)		1,238,967

Asset-backed securities — 5.13%
United States — 5.13%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8, 2.066%, due 11/07/11(4)	500,000	478,279
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 0.811%, due 06/25/33(1),(4)	139,863	113,921
Ford Credit Auto Owner Trust, Series 2007-B, Class A3A, 5.150%, due 11/15/11	80,000	76,834
GSAMP Trust, Series 2006-S6, Class A2, 5.552%, due 10/25/36(5)	250,000	49,147
Harley-Davidson Motorcycle Trust, Series 2007-3, Class B, 6.040%, due 08/15/14	400,000	307,826
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.571%, due 03/25/37(4)	75,560	10,231
Series 2006-3, Class A1, 5.472%, due 09/25/36(4)	85,190	8,519
MBNA Credit Card Master Note Trust, Series 2004-A10, Class A, 1.275%, due 03/15/12(4)	250,000	239,517
Series 2004-A7, Class A7, 1.295%, due 12/15/11(4)	125,000	121,432
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-A, Class A1, 1.571%, due 10/25/27(4)	47,192	44,195
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A, 0.651%, due 09/25/36(4)	39,274	11,661
Washington Mutual Master Note Trust, Series 2007-A5A, Class A5, 1.945%, due 10/15/14(1),(4)	175,000	117,168

Total asset-backed securities (cost $2,032,730)		1,578,730

113

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Commercial mortgage-backed securities — 5.39%
United States — 5.39%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A2, 4.945%, due 02/11/41	$199,102	$169,096
Series 2006-PW14, Class B, 5.333%, due 12/11/38(1)	175,000	35,519
Series 2006-T22, Class A4, 5.464%, due 04/12/38(4)	100,000	85,515
Series 2006-T24, Class A4, 5.537%, due 10/12/41	100,000	83,712
Series 2006-PW12, Class A4, 5.718%, due 09/11/38(4)	100,000	81,349
Series 2000-WF2, Class A2, 7.320%, due 10/15/32(4)	158,624	157,971
GS Alternative Mortgage Product II, Series 2006-GG8, Class A2, 5.479%, due 11/10/39	80,000	66,531
Series 2007-GG10, Class A4, 5.799%, due 08/10/45(4)	900,000	653,091
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class B, 5.525%, due 07/12/46(4)	125,000	26,606
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, due 11/12/41	100,000	77,999
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2, 7.520%, due 12/18/09(4)	221,670	221,209

Total commercial mortgage-backed securities (cost $1,777,241)		1,658,598

Mortgage & agency debt securities — 51.30%
United States — 51.30%
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.661%, due 11/25/35(4)	105,655	28,557
Banc of America Funding Corp., Series 2007-C, Class XB1, 5.728%, due 05/20/36(4)	847,651	82,985
Series 2006-H, Class B1, 6.056%, due 09/20/46(4)	841,718	42,759
Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.500%, due 02/25/24	103,014	102,953
Federal Home Loan Bank, 2.375%, due 04/30/10	595,000	607,102
3.375%, due 10/20/10	500,000	520,005
Federal Home Loan Mortgage Corp. Gold Pools,† #A82849, 5.000%, due 11/01/38	499,448	510,940
#E91473, 5.500%, due 09/01/17	298,090	308,521
#B15816, 5.500%, due 07/01/19	239,343	247,269
#A16827, 5.500%, due 12/01/33	172,122	176,621
#G04121, 5.500%, due 04/01/38	306,194	313,749
#G04458, 5.500%, due 06/01/38	195,367	200,168
#G04567, 5.500%, due 07/01/38	245,861	251,903
#G04684, 5.500%, due 09/01/38	197,573	202,428

Security description	Face amount	Value

United States — (concluded)
#C00742, 6.500%, due 04/01/29	$5,987	$6,266
#G01717, 6.500%, due 11/01/29	270,866	283,986
#G01449, 7.000%, due 07/01/32	242,696	255,056
#C00335, 7.500%, due 05/01/24	5,604	5,924
#D66838, 8.000%, due 09/01/25	530	562
Federal National Mortgage Association,† 2.875%, due 12/11/13	700,000	716,991
5.250%, due 08/01/12	45,000	47,431
Federal National Mortgage Association Grantor Trust, Series 2000-T6, Class A1, 7.500%, due 06/25/30†	94,918	98,507
Federal National Mortgage Association Pools,† #745336, 5.000%, due 03/01/36	354,190	362,119
#990279, 5.000%, due 10/01/38	997,806	1,019,831
#688786, 5.500%, due 02/01/18	289,738	299,967
#244450, 5.500%, due 11/01/23	53,537	55,545
#762615, 5.500%, due 12/01/23	560,200	576,324
#688066, 5.500%, due 03/01/33	239,234	246,084
#888016, 5.500%, due 05/01/36	612,823	628,936
#983471, 5.500%, due 05/01/38	196,525	201,661
#993722, 5.500%, due 07/01/38	3,215,000	3,299,350
#934654, 5.500%, due 11/01/38	1,193,250	1,224,437
#408267, 6.000%, due 03/01/28	14,457	14,984
#323715, 6.000%, due 05/01/29	8,507	8,817
#708631, 6.000%, due 06/01/33	87,404	90,262
#900568, 6.000%, due 09/01/36	699,120	720,560
#948631, 6.000%, due 08/01/37	289,245	298,099
#933778, 6.000%, due 04/01/38	164,123	169,130
#984500, 6.000%, due 06/01/38	164,454	169,472
#990740, 6.000%, due 09/01/38	335,000	345,221
#619809, 7.000%, due 11/01/31	22,341	23,640
#578040, 7.500%, due 05/01/31	12,710	13,466
#124560, 8.000%, due 11/01/22	2,090	2,215
#411887, 8.000%, due 09/01/27	3,618	3,834
#7237, 9.500%, due 11/01/09	5,788	5,905
Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, due 04/25/25†	698	737
Government National Mortgage Association Pools, #2687, 6.000%, due 12/20/28	110,031	113,987
#2794, 6.000%, due 08/20/29	12,747	13,193
#486873, 6.500%, due 01/15/29	3,185	3,348
#781029, 6.500%, due 05/15/29	5,937	6,241
#781276, 6.500%, due 04/15/31	169,689	178,357
#780204, 7.000%, due 07/15/25	6,008	6,367
#421828, 7.000%, due 04/15/26	15,246	16,152
#2796, 7.000%, due 08/20/29	487,689	513,659
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class LB1, 5.838%, due 07/25/37(4)	424,034	67,107
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 1A1, 6.000%, due 07/25/37	113,201	74,642

Total mortgage & agency debt securities (cost $17,388,465)		15,784,332

114

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (concluded)
US government obligations — 17.84%
US Treasury Bonds, 4.375%, due 02/15/38	$300,000	$401,813
4.500%, due 05/15/38	145,000	197,902
4.750%, due 02/15/37	100,000	139,344
US Treasury Inflation Indexed Notes (TIPS), 1.375%, due 07/15/18	1,330,000	1,249,247
2.000%, due 01/15/16	305,000	318,715
US Treasury Notes, 1.250%, due 11/30/10	2,420,000	2,445,991
2.000%, due 11/30/13	10,000	10,259
3.750%, due 11/15/18	640,000	724,499

Total US government obligations (cost $5,277,818)		5,487,770

Total bonds (cost $28,044,472)		25,748,397

Security description	Shares	Value

Investment company — 16.24%
UBS Corporate Bond Relationship Fund*(6) (cost $4,575,000)	445,736	$4,995,539

	Units
Short-term investment — 0.11%
Other — 0.11%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(6),(7) (cost $33,974)	33,974	33,974

Total investments — 100.04% (cost $32,653,446)		30,777,910
Liabilities, in excess of cash and other assets — (0.04)%		(11,416)

Net assets — 100.00%		$30,766,494

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $33,316,033; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,242,035
Gross unrealized depreciation	(3,780,158)

Net unrealized depreciation	$(2,538,123)

†

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $471,390 or 1.53% of net assets.

(2)	Perpetual bond security. The maturity date reflects the next call date.
(3)	Security is in default.
(4)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at December 31, 2008.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

115

UBS U.S. Bond Relationship Fund—Portfolio of investments December 31, 2008

Futures contracts

UBS U.S. Bond Relationship Fund had the following open futures contracts as of December 31, 2008:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
10 Year US Treasury Notes, 19 contracts (USD)	March 2009	$2,242,530	$2,389,250	$146,720

US treasury futures sell contracts:
2 Year US Treasury Notes, 31 contracts (USD)	March 2009	(6,711,916)	(6,759,937)	(48,021)
5 Year US Treasury Notes, 30 contracts (USD)	March 2009	(3,460,748)	(3,571,641)	(110,893)

Net unrealized depreciation on futures contracts				$(12,194)

Currency type abbreviation:

USD	United States Dollar

Options written

UBS U.S. Bond Relationship Fund had the following open options written as of December 31, 2008:

	Expiration date	Premiums received	Value
Put options
90 Day Euro-Dollar Interest Rate Futures, 62 contracts, strike @ USD 96.50	June 2009	$24,046	$1,550

116	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance

This commentary is written based on the underlying holdings of UBS Supplementary Trust, in which the Fund invests 100% of its assets. For the twelve months ended December 31, 2008, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 2.71%, compared to the 1.35% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board lowered the federal funds rate seven times during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) These decreases caused the yields of the securities in which the Fund invests to decline, lowering the Fund’s yields.

Portfolio performance summary

•

Throughout the reporting period, we emphasized liquidity, increasing the Fund’s holdings of overnight securities. To maintain the Fund’s weighted average maturity, we invested in money market securities maturing within three to six months, which served to help maintain stability and liquidity in the Fund.

•

The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. The Fund held securities with a wide range of maturities, ranging from overnight up to a number of months. In terms of security type, while the Fund is able to generally hold up to 5.0% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 1.0% to 2.0% in any one non-government issuer.

•

We increased the Fund’s exposure to asset-backed commercial paper (ABCP) throughout the reporting period. In the beginning of 2008, the Fund held a relatively lower allocation to ABCP. However, in response to the turmoil in the credit markets, the Federal Reserve initiated the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility in September 2008.[1] We maintained increased liquidity and a more defensive credit posture by holding repurchase agreements and government agency securities. (Repurchase agreements are essentially contracts in which the seller of a security agrees to buy it back at a predetermined price and time or upon demand.)

•

During the reporting period, the Fund did not have any direct exposure to collateralized debt obligations, or the subprime mortgage market. Direct exposure to the subprime mortgage market would result from owning asset-backed commercial paper programs that are solely invested in subprime mortgages. All of the asset-backed commercial paper—indeed, all of the commercial paper—in which the Fund invests is, as it was at its time of purchase, rated in the highest (or “first tier”) ratings category (for example, A-1, P-1, or F-1) by at least two nationally recognized ratings services, or, if unrated, deemed to be of equivalent quality.[2]

[1]

A lending facility that provides funding to US depository institutions and bank holding companies to finance their purchases of high-quality asset-backed commercial paper from money market mutual funds under certain conditions. The program is intended to help money funds holding such paper to meet demands for redemptions by investors and to foster liquidity in the ABCP market and money markets more generally.

[2]	Examples of more well-known ratings services are Moody’s Investors Service, Standard and Poor’s (a division of The McGraw-Hill Companies) and Fitch Ratings.

117

UBS Cash Management Prime Relationship Fund

All of the asset-backed commercial paper programs in which the Fund invests are sponsored by well-regarded, high-quality financial institutions. We continue to monitor the stresses in the fixed income markets closely, and continue to try to discern the indirect risks to the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

118

UBS Cash Management Prime Relationship Fund—Portfolio of investments December 31, 2008

Security description	Units	Value

Short-term investment — 100.02%
Other — 100.02%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(1),(2) (cost $401,033,810)	401,033,810	$401,033,810

Total investments — 100.02% (cost $401,033,810)(3)		401,033,810
Liabilities, in excess of cash and other assets — (0.02)%		(77,982)

Net assets — 100.00%		$400,955,828

Notes to portfolio of investments

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2008.
(3)	Aggregate cost for federal income tax purposes, which was the same for book purposes.

See accompanying notes to financial statements.	119

UBS U.S. Securitized Mortgage Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS U.S. Securitized Mortgage Relationship Fund (the “Fund”) declined 48.74%. For purposes of comparison, the Barclays Capital MBS Fixed Rate Index (formerly the Lehman Brothers MBS Fixed Rate Index, the “Index”) returned 8.34% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s performance was negatively affected by security selection and sector allocations. In particular, the Fund’s exposure to out-of-Index, nonagency mortgage-backed securities (MBS) and home equity asset-backed securities (ABS) both significantly detracted from the Fund’s performance given ongoing fallout from the bursting of the housing market bubble.

Striving to improve the Fund’s performance

As the Fund’s performance shows, the reporting period proved to be an exceptionally challenging one. Given periods of extreme risk aversion, many investors flocked to the safety of US Treasury securities, driving their yields lower and prices higher. In contrast, non-Treasury sectors (also known as spread sectors) generated extremely poor results. This was especially true during periods of indiscriminate selling that occurred when overleveraged investors were forced to sell securities into a highly illiquid market.

While we continue to have strong convictions in our investment philosophy and core investment process, we have carefully analyzed the drivers of performance over the last year. Based on our review, we have taken a number of steps in an effort to reposition the Fund to face the ongoing challenges in the marketplace and to take advantage of what we feel will be compelling opportunities in the future. These steps include:

•	Bringing on board investment professionals who we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today’s marketplace.

•

Increasing the depth of our analyst teams, including making sweeping changes to our securitized debt team, which entailed replacing analysts and doubling headcount to create a strong analytical platform.

•

Placing added emphasis on top-down macro analysis, and incorporating it into our investments as a result of lessons learned over the past year. Our goal is to better understand secular forces that could have an impact on our bond portfolios.

Given these changes, it is our firm belief that the Fund is better positioned to deliver the type of consistent, risk-adjusted results that will reward its shareholders over time.

Portfolio performance summary

•

The Fund’s exposure to out-of-index nonagency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) all significantly detracted from performance.

•

During the reporting period, the portfolio’s holdings of nonagency MBS hurt performance.[1] While these securities have historically performed similarly to agency securities, this was not the case in 2008. Given continued weakness in the US housing market, illiquidity and a lack of government

[1]	These securities are generally considered liquid and high-quality, but are not government guaranteed.

120

UBS U.S. Securitized Mortgage Relationship Fund

support, nonagency MBS severely lagged their agency counterparts during the reporting period. In recent months, we have made significant strides in transitioning the portfolio away from nonagency MBS. However, we continued to add agency MBS, specifically Fannie Mae and Freddie Mac 30-year securities, given their backing by the US government. Our agency MBS performed well and enhanced results late in the reporting period.

•

While we favored AAA-rated super senior CMBS, they too were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market going forward. CMBS spreads—the difference between the yields paid on these securities versus those paid on US Treasury bonds—reached historically wide levels during the fourth quarter of 2008, and they remained elevated at the end of the reporting period.

•

The Fund’s Alt-A home equity ABS were a drag on performance during the fiscal year. The Fund had exposure to relatively high-rated (“Alt-A”) borrowers’ home equity loan ABS.[2] However, given the accelerating problems in the US housing market, the Alt-A market came under increased pressure. It was our belief that the higher yields offered by these securities would more than offset the level of borrower defaults. However, the sub par standards employed by a number of mortgage underwriters and the continued fallout from the bursting of the housing market bubble caused default rates to greatly exceed our expectations.

•

We proactively adjusted the Fund’s portfolio given the ongoing issues in the market and our expectations for the mortgage market in 2009 and beyond. In particular, we reallocated certain Fund assets to bring its portfolio closer to that of its benchmark. While this was often difficult given the illiquidity in the market, we believe this transition will ultimately help to reduce the Fund’s volatility and allow it to generate more consistent results.

[2]	Alt-A borrowers generally have better borrower characteristics than subprime borrowers, but they do not meet Fannie Mae and Freddie Mac standards for credit scores.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

121

UBS U.S. Securitized Mortgage Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	5 years ended 12/31/08	Inception 09/26/01(1) to 12/31/08
UBS U.S. Securitized Mortgage Relationship Fund	(48.74)%	(11.19)%	(6.26)%
Barclays Capital MBS Fixed Rate Index(2)	8.34	5.54	5.46

(1)	Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

(2)

The Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate index) covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Securitized Mortgage Relationship Fund and the Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate Index) from September 26, 2001, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

122

UBS U.S. Securitized Mortgage Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2008

Percentage of net assets
Federal Home Loan Mortgage Corp., 5.000%, TBA	16.4%
Federal Home Loan Mortgage Corp. Gold Pools, #G02922, 5.500%, due 04/01/37	7.3
Federal National Mortgage Association Pools, #888417, 6.500%, due 01/01/36	5.0
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class B1, 5.346%, due 05/25/35	2.9
Federal National Mortgage Association Pools, #555591, 5.500%, due 07/01/33	2.8
GS Alternative Mortgage Product II, Series 2006-CC1, Class A, 5.377%, due 03/21/46	2.4
GS Alternative Mortgage Product II, Series 2007-GKK1, Class A1, 5.580%, due 12/20/49	2.3
Federal National Mortgage Association Pools, #933515, 6.000%, due 02/01/38	2.0
Federal Home Loan Mortgage Corp. Gold Pools, #G01457, 6.000%, due 08/01/29	1.7
Federal Home Loan Mortgage Corp. Gold Pools, #C01404, 6.500%, due 10/01/32	1.7
Total	44.5%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
Asset-backed securities	6.27%
Collateralized debt obligations	3.36
Commercial mortgage-backed securities	8.25
Mortgage & agency debt securities	73.66
Stripped mortgage-backed securities	2.17

Total bonds	93.71
Short-term investment	4.84

Total investments	98.55
Cash and other assets, less liabilities	1.45

Net assets	100.00%

123

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — 93.71%
Asset-backed securities — 6.27%
United States — 6.27%
CNH Equipment Trust, Series 2005-B, Class A4A, 1.255%, due 05/16/11(1)	$1,033,547	$989,943
Conseco Finance, Series 2001-C, Class M2, 2.345%, due 08/15/33(1)	979,024	254,147
Countrywide Asset-Backed Certificates, Series 2006-17, Class 2A1, 0.521%, due 03/25/47(1)	274,737	264,789
Drive Auto Receivables Trust, Series 2006-2, Class A2, 5.300%, due 07/15/11(2)	130,217	129,501
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FFA, Class A3, 0.591%, due 09/25/26(1)	3,509,744	819,612
Series 2005-FFA, Class M2, 5.475%, due 03/25/25(3)	5,559,000	166,770
GSAMP Trust, Series 2006-S6, Class A2, 5.552%, due 10/25/36(3)	8,100,000	1,592,350
Home Equity Mortgage Trust, Series 2006-3, Class A1, 5.472%, due 09/25/36(1)	3,013,613	301,361
Series 2005-4, Class M1, 5.484%, due 01/25/36(3)	5,000,000	1,909,495
Series 2006-5, Class A1, 5.500%, due 01/25/37(3)	5,126,535	1,200,676
Series 2006-3, Class A2, 5.594%, due 09/25/36(1)	4,000,000	382,488
IndyMac Seconds Asset Backed Trust, Series 2006-1, Class A4, 6.166%, due 05/25/36(3)	9,481,000	237,025
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30(3),(4)	3,475,941	973,263
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A, 0.521%, due 05/25/37(1)	316,976	305,273
Series 2006-SL2, Class A, 0.621%, due 05/25/37(1)	2,609,952	456,220
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1, 0.621%, due 03/25/36(1)	4,390,956	790,372
SACO I Trust, Series 2006-5, Class 1A, 0.621%, due 04/25/36(1)	6,039,541	1,179,646
Structured Asset Securities Corp., Series 2005-S7, Class M5, 1.121%, due 12/25/35(1),(2)	1,250,000	12,840
Washington Mutual Master Note Trust, Series 2007-A5A, Class A5, 1.945%, due 10/15/14(1),(2)	4,825,000	3,230,487

Total asset-backed securities (cost $63,972,317)		15,196,258

Security description	Face amount	Value

Collateralized debt obligations — 3.36%
Cayman Islands — 1.57%
Black Diamond CLO Ltd., Series 2006-1A, Class D, 4.858%, due 04/29/19(1),(2),(4)	$9,000,000	$1,260,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43(2),(4)	6,800,000	340,000
Series 2002-1A, Class EFX, 7.781%, due 07/24/37(2),(4)	5,500,000	2,200,000

Total Cayman Islands collateralized debt obligations		3,800,000

United States — 1.79%
Ansonia CDO Ltd., Series 2006-1A, Class G, 7.149%, due 07/28/46(2),(4)	8,752,000	700,160
Series 2006-1A, Class H, 7.445%, due 07/28/46(2),(4)	6,218,000	310,900
G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46(2),(4)	12,373,000	3,340,710

Total United States collateralized debt obligations		4,351,770

Total collateralized debt obligations (cost $48,880,741)		8,151,770

Commercial mortgage-backed securities — 8.25%
United States — 8.25%
Greenwich Capital Commercial Funding Corp., Series 2006-RR1, Class A1, 5.778%, due 03/18/49(1),(2)	10,000,000	2,800,000
GS Alternative Mortgage Product II, Series 2006-CC1, Class A, 5.377%, due 03/21/46(1),(2),(4)	19,272,392	5,781,718
Series 2007-GKK1, Class A1, 5.580%, due 12/20/49(1),(2),(4)	23,075,000	5,538,000
Series 2006-RR2, Class H, 5.689%, due 06/23/46(1),(2)	3,991,000	319,280
Structured Asset Securities Corp., Series 2007-BHC1, Class A1, 5.537%, due 12/18/49(1),(2)	22,000,000	2,200,000
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class LXR1, 1.895%, due 06/15/20(1),(2),(4)	10,721,129	3,361,568

Total commercial mortgage-backed securities (cost $88,058,317)		20,000,566

Mortgage & agency debt securities — 73.66%
United States — 73.66%
Adjustable Rate Mortgage Trust, Series 2005-3, Class CB1, 5.119%, due 07/25/35(1)	10,349,687	620,981
Series 2005-11, Class CB2, 5.454%, due 02/25/36(1),(4)	4,353,980	32,655
Series 2005-12, Class CB2, 5.721%, due 03/25/36(1),(4)	4,624,876	34,687
American Home Mortgage Investment Trust, Series 2006-1, Class 2M1, 5.300%, due 12/25/35(1)	7,805,284	503,534

124

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Mortgage & agency debt securities — (continued)
United States — (continued)
Banc of America Funding Corp., Series 2006-I, Class SB2, 4.741%, due 06/20/36(1)	$1,034,598	$97,563
Series 2006-F, Class B1, 5.607%, due 07/20/36(1)	8,231,001	2,833,540
Series 2007-C, Class XB1, 5.728%, due 05/20/36(1)	2,393,368	234,311
Series 2007-C, Class XB2, 5.728%, due 05/20/36(1)	5,108,843	438,850
Series 2007-C, Class XB3, 5.728%, due 05/20/36(1)	7,024,534	443,248
Series 2007-C, Class XB4, 5.728%, due 05/20/36(1)	4,951,280	244,098
Series 2006-R2, Class A2, 6.047%, due 07/28/46(1),(2)	11,500,000	434,700
Series 2007-2, Class B1, 6.074%, due 03/25/37(1)	4,739,203	298,096
Series 2007-2, Class B2, 6.074%, due 03/25/37(1)	4,180,958	201,940
Series 2006-7, Class 1B2, 6.250%, due 09/25/36	1,801,132	105,907
Series 2006-7, Class 1B3, 6.250%, due 09/25/36	982,346	40,473
Banc of America Mortgage Securities, Inc., Series 2006-3, Class 30B1, 6.250%, due 10/25/36	6,639,197	543,750
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-3, Class B1, 5.157%, due 06/25/35(1)	7,000,885	1,369,548
Series 2005-1, Class B1, 5.222%, due 03/25/35(1)	7,435,828	1,475,547
Bear Stearns Alt-A Trust, Series 2005-2, Class 2B2, 5.299%, due 04/25/35(1)	5,548,214	938,342
Chase Mortgage Finance Corp., Series 2007-S2, Class M, 5.869%, due 03/25/37	7,647,918	1,391,921
Series 2007-S2, Class B2, 5.875%, due 03/25/37(1)	1,470,780	67,656
Citicorp Mortgage Securities, Inc., Series 2006-5, Class B2, 5.917%, due 10/25/36(1)	2,733,435	300,678
Series 2006-5, Class B3, 5.917%, due 10/25/36(1)	1,639,867	98,392
Series 2006-3, Class B1, 5.944%, due 06/25/36(1)	4,831,756	724,763
Series 2006-3, Class B2, 5.944%, due 06/25/36(1)	3,061,401	114,803
Series 2007-6, Class B2, 5.967%, due 07/25/37(1)	1,381,120	154,133
Series 2007-6, Class B3, 5.967%, due 07/25/37(1)	1,392,958	116,591
Series 1994-3, Class A13, 6.500%, due 02/25/24	44,730	44,703
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR4, Class 2B1, 5.703%, due 03/25/37(1)	6,912,135	1,889,321

Security description	Face amount	Value

United States — (continued)
Series 2006-AR6, Class 1B1, 6.059%, due 08/25/36(1)	$12,153,268	$368,001
Series 2007-AR4, Class 1B3, 6.079%, due 03/25/37(1)	3,562,728	108,271
Countrywide Alternative Loan Trust, Series 2005-79CB, Class M, 5.500%, due 01/25/36	5,987,075	718,449
Series 2006-45T1, Class M1, 6.000%, due 02/25/37	2,972,103	146,987
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-17, Class M, 6.000%, due 12/25/36	12,033,732	2,288,130
Series 2006-18, Class M, 6.000%, due 12/25/36	12,005,202	1,344,583
Series 2006-13, Class B1, 6.250%, due 09/25/36	1,110,931	11,109
Series 2006-J4, Class B1, 6.250%, due 09/25/36	1,803,430	159,733
Series 2006-16, Class B1, 6.251%, due 11/25/36(1)	1,718,606	88,680
Series 2006-16, Class M1, 6.251%, due 11/25/36(1),(4)	5,892,362	761,882
Series 2006-16, Class M2, 6.251%, due 11/25/36(1)	10,802,664	781,033
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.757%, due 05/25/36(1)	1,778,705	40,021
Series 2006-2, Class CB3, 5.857%, due 03/25/36(1)	1,083,104	18,954
Series 2006-7, Class B1, 6.292%, due 08/25/36(1)	7,407,687	185,192
Federal Home Loan Mortgage Corp.,† 5.000%, TBA	39,000,000	39,853,125
Federal Home Loan Mortgage Corp. Gold Pools,† #G02922, 5.500%, due 04/01/37	17,377,199	17,806,939
#E73953, 6.000%, due 12/01/13	476,890	494,491
#G01457, 6.000%, due 08/01/29	3,895,325	4,040,957
#C56030, 6.000%, due 03/01/31	19,930	20,650
#C64976, 6.000%, due 03/01/32	1,517,047	1,569,972
#C55783, 6.500%, due 01/01/29	462,233	484,622
#C00742, 6.500%, due 04/01/29	4,879	5,106
#C52552, 6.500%, due 07/01/29	895,017	938,370
#G01717, 6.500%, due 11/01/29	212,823	223,132
#C64678, 6.500%, due 03/01/32	2,823,206	2,949,368
#C01404, 6.500%, due 10/01/32	3,834,379	4,000,935
#G00194, 7.500%, due 02/01/24	834,962	882,630
#C00335, 7.500%, due 05/01/24	594,181	628,191
#C00410, 8.000%, due 07/01/25	99,107	105,162
#C37436, 8.000%, due 01/01/30	30,224	32,065
#G01715, 8.000%, due 02/01/34	1,459,214	1,548,076
Federal National Mortgage Association Pools,† #254977, 5.000%, due 10/01/10	475,200	478,040
#244450, 5.500%, due 11/01/23	129,016	133,855
#555591, 5.500%, due 07/01/33	6,629,567	6,812,163
#802481, 5.500%, due 11/01/34	3,399,490	3,490,996
#708631, 6.000%, due 06/01/33	62,431	64,473

125

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (continued)
Mortgage & agency debt securities — (continued)
United States — (continued)
#933515, 6.000%, due 02/01/38	$4,648,529	$4,790,362
#888417, 6.500%, due 01/01/36	11,512,313	12,048,355
#675469, 7.000%, due 04/01/18	156,534	161,235
#253824, 7.000%, due 03/01/31	221,609	234,684
#643782, 7.000%, due 06/01/32	436,147	456,823
#754499, 7.000%, due 10/01/33	668,964	700,676
#754504, 7.000%, due 01/01/34	710,377	743,830
#578040, 7.500%, due 05/01/31	144,046	152,614
#124560, 8.000%, due 11/01/22	346,411	367,096
#N 7237, 9.500%, due 11/01/09	66,398	67,739
Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, due 04/25/25†	89,881	94,971
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.741%, due 02/25/35(1)	251,477	151,982
Series 2007-AR2, Class B1, 5.883%, due 08/25/37(1)	5,712,725	107,114
Series 2007-AR2, Class B2, 5.883%, due 08/25/37(1)	2,538,213	38,073
Series 2007-AR2, Class B3, 5.883%, due 08/25/37(1)	1,693,472	19,052
GMAC Mortgage Corp. Loan Trust, Series 1982, Class 7, 11.625%, due 10/01/12(4),(5)	7,836	7,836
Government National Mortgage Association Pools, #2687, 6.000%, due 12/20/28	55,359	57,350
#495814, 6.000%, due 01/15/29	63,854	66,238
#508540, 6.000%, due 02/20/34	1,925,078	1,982,682
#474676, 6.500%, due 10/15/28	315,857	331,992
#486873, 6.500%, due 01/15/29	28,868	30,343
#780204, 7.000%, due 07/15/25	802,256	850,157
#421828, 7.000%, due 04/15/26	243,351	257,799
#780584, 7.000%, due 06/15/27	66,508	70,472
#780520, 8.000%, due 09/15/17	874,193	935,097
#338523, 8.000%, due 12/15/22	4,248	4,517
#780338, 8.000%, due 12/15/22	33,048	35,145
#780339, 8.000%, due 12/15/23	40,066	42,582
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 0.871%, due 06/25/34(1),(2)	3,040,959	2,251,678
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class B1, 5.807%, due 03/25/37(1)	5,342,338	213,694
Series 2007-AR3, Class B1, 5.956%, due 07/25/37(1)	6,204,778	310,239
Series 2007-AR3, Class B2, 5.956%, due 07/25/37(1)	3,977,702	159,108
Series 2007-AR3, Class B3, 5.956%, due 07/25/37(1)	2,545,371	76,361
Series 2007-AR4, Class B3, 6.069%, due 08/25/37(1)	2,580,188	51,604
Series 2007-AR5, Class B2, 6.216%, due 09/25/37(1)	3,996,212	159,848
Series 2007-AR5, Class B3, 6.216%, due 09/25/37(1)	2,419,706	72,591

Security description	Face amount	Value

United States — (continued)
IndyMac INDX Mortgage Loan Trust, Series 2005-AR7, Class B1, 5.233%, due 06/25/35(1)	$6,466,756	$499,081
Series 2005-AR3, Class B1, 5.565%, due 04/25/35(1)	5,778,156	748,271
Series 2005-AR1, Class B1, 5.570%, due 03/25/35(1)	7,773,757	2,587,351
Series 2006-AR25, Class B1, 6.173%, due 09/25/36(1)	5,961,516	373,721
JPMorgan Alternative Loan Trust, Series 2005-S1, Class 1A5, 6.000%, due 12/25/35	3,954,163	2,488,651
Series 2005-S1, Class 1A10, 6.500%, due 12/25/35	2,522,875	1,610,699
Lehman Structured Securities Corp., Series 2007-1, Class M3, 4.481%, due 10/28/34(1),(2)	7,557,035	113,356
Series 2007-1, Class M4, 4.481%, due 10/28/34(1),(2)	2,794,503	27,945
Series 2007-1, Class M5, 4.481%, due 10/28/34(1),(2)	2,593,998	25,940
MASTR Alternative Loans Trust, Series 2004-4, Class B1, 5.578%, due 05/25/34(1)	3,601,301	576,208
Merrill Lynch Mortgage Investors, Inc., Series 2006-F1, Class M1, 6.000%, due 04/25/36	3,642,187	846,173
Residential Funding Mortgage Securities I, Series 2005-SA2, Class M1, 5.088%, due 06/25/35(1)	10,136,845	329,447
Series 2006-SA3, Class M1, 5.997%, due 09/25/36(1)	2,479,760	116,053
Series 2006-S6, Class M1, 6.000%, due 07/25/36	6,584,130	898,322
Series 2006-S11, Class M2, 6.000%, due 11/25/36	3,668,521	153,607
Series 2006-S9, Class M1, 6.250%, due 09/25/36	4,899,598	658,383
Series 2006-S9, Class M2, 6.250%, due 09/25/36	2,602,535	171,442
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 5.343%, due 04/25/35(1)	8,937,659	799,267
Series 2005-11, Class B1, 5.346%, due 05/25/35(1)	9,887,138	7,036,721
Series 2006-10, Class B1I, 6.215%, due 11/25/36(1)	5,881,368	718,343
Series 2006-10, Class B2I, 6.215%, due 11/25/36(1)	2,272,234	84,641
Series 2006-10, Class B3I, 6.215%, due 11/25/36(1)	1,460,672	18,068
Series 2006-5, Class B1I, 6.308%, due 06/25/36(1)	1,503,433	85,602
Series 2006-5, Class B2I, 6.308%, due 06/25/36(1)	967,168	11,297
Vendee Mortgage Trust, Series 1998-2, Class 1G, 6.750%, due 06/15/28	531,356	570,980

126

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — (concluded)
Mortgage & agency debt securities — (concluded)
United States — (continued)
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A, 3.456%, due 11/25/42(1)	$5,204,735	$2,394,912
Series 2006-AR18, Class LB1, 5.379%, due 01/25/37(1)	1,998,330	339,137
Series 2007-HY5, Class 1B1, 5.488%, due 05/25/37(1)	3,232,991	254,480
Series 2007-HY5, Class 1B2, 5.488%, due 05/25/37(1)	2,369,528	135,442
Series 2006-AR16, Class LB1, 5.618%, due 12/25/36(1)	2,247,282	433,406
Series 2006-AR14, Class 1B1, 5.631%, due 11/25/36(1)	6,142,223	474,180
Series 2007-HY5, Class 2B1, 5.705%, due 05/25/37(1)	4,451,870	1,297,631
Series 2007-HY5, Class 2B2, 5.705%, due 05/25/37(1)	3,263,705	141,253
Series 2007-HY5, Class 3B1, 5.826%, due 05/25/37(1)	5,517,930	1,281,710
Series 2007-HY5, Class 3B2, 5.826%, due 05/25/37(1)	1,471,914	64,175
Series 2007-HY7, Class LB2, 5.838%, due 07/25/37(1)	10,573,909	1,273,310
Series 2006-AR12, Class LB1, 5.986%, due 10/25/36(1)	6,485,747	1,151,036
Series 2006-AR10, Class LB1, 5.990%, due 09/25/36(1)	5,243,723	1,056,138
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS6, Class 3A1, 6.500%, due 09/25/32	55,824	53,475
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class B1, 6.250%, due 03/25/37	2,464,006	9,856
Series 2007-PA1, Class B2, 6.250%, due 03/25/37	6,428,186	191,923
Series 2007-PA1, Class B3, 6.250%, due 03/25/37	5,003,263	89,818
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class B2, 4.572%, due 04/25/35(1)	1,953,167	179,887
Series 2005-AR5, Class B1, 5.039%, due 04/25/35(1)	7,671,889	1,380,940
Series 2005-14, Class 2B1, 5.500%, due 12/25/35	6,999,903	2,075,779
Series 2007-5, Class B1, 5.500%, due 05/25/37	7,093,624	1,145,620
Series 2007-5, Class B3, 5.500%, due 05/25/37	887,063	76,908
Series 2006-12, Class B1, 6.000%, due 10/25/36	10,541,796	1,022,554
Series 2007-3, Class CRB1, 6.000%, due 04/25/37	4,097,734	290,939
Series 2006-AR12, Class 2B1, 6.099%, due 09/25/36(1)	6,646,678	315,717

Security description	Face amount	Value

United States — (concluded)
Series 2006-AR19, Class B1, 6.129%, due 12/25/36(1)	$9,464,000	$2,107,435
Series 2006-AR15, Class B2, 6.165%, due 10/25/36(1)	1,794,803	270,693

Total mortgage & agency debt securities (cost $521,919,362)		178,538,936

Stripped mortgage-backed securities — 2.17%
United States — 2.17%
Federal Home Loan Mortgage Corp. REMICs, Series 3005, Class UI, IO, 0.750%, due 06/15/31†	15,921,497	409,802
Federal National Mortgage Association Interest STRIPS, Series 366, Class 13, IO, 6.000%, due 11/01/35†	4,050,148	534,767
Series 366, Class 14, IO, 6.000%, due 12/01/35(1)	1,602,816	256,645
Series 366, Class 15, IO, 6.500%, due 10/01/35	1,972,556	218,557
Series 366, Class 16, IO, 6.500%, due 10/01/35(1)	1,760,708	277,043
Federal National Mortgage Association REMICs,† Series 2003-14, Class BI, IO, 6.000%, due 10/25/14	267,656	1,680
Series 2003-22, Class MI, IO, 6.500%, due 04/25/33	2,588,552	305,772
Series 2003-44, Class IO, IO, 6.500%, due 06/25/33	3,496,145	390,609
MLCC Mortgage Investors, Inc., Series 2004-E, Class XA, IO, 2.130%, due 11/25/29(1),(4)	35,806,321	671,369
Sequoia Mortgage Trust, Series 2004-11, Class XA1, IO, 2.780%, due 12/20/34(1),(4)	30,435,345	732,350
Series 2006-1, Class B1, 5.932%, due 09/20/46(1)	1,189,707	65,434
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4AX, IO, 5.500%, due 08/25/35(4)	4,137,154	716,290
Series 2005-21, Class 6AX, IO, 5.500%, due 11/25/35(1)	4,447,655	679,900

Total stripped mortgage-backed securities (cost $12,181,918)		5,260,218

Total bonds (cost $735,012,655)		227,147,748

	Units
Short-term investment — 4.84%
Other — 4.84%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 1.54%(6),(7) (cost $11,732,811)	11,732,811	11,732,811

Total investments — 98.55% (cost $746,745,466)		238,880,559
Cash and other assets, less liabilities —1.45%		3,515,616

Net assets — 100.00%		$242,396,175

127

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2008

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $746,745,466; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,859,491
Gross unrealized depreciation	(512,724,398)

Net unrealized depreciation	$(507,864,907)

†

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)	Floating rate security — The interest rates shown are the current rates as of December 31, 2008.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $34,378,783 or 14.18% of net assets.

(3)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. At December 31, 2008, the value of these securities amounted to $26,763,388 or 11.04% of net assets.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of this security amounted to $7,836 or 0.00% of net assets.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at December 31, 2008.
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-Through Securities Corp.
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

128

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments December 31, 2008

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/08 Market value	12/31/08 Market value as a percentage of net assets
Ansonia CDO Ltd., Series 2006-1A, Class G, 7.149%, due 07/28/46	10/25/06	$4,751,780	1.96%	$380,160	0.16%
Series 2006-1A, Class G, 7.149%, due 07/28/46	12/28/06	3,955,000	1.63	320,000	0.13
Series 2006-1A, Class H, 7.445%, due 07/28/46	10/25/06	6,217,796	2.57	310,900	0.13
Black Diamond CLO Ltd., Series 2006-1A, Class D, 4.858%, due 04/29/19	12/22/06	9,000,000	3.71	1,260,000	0.52
G-Force CDO Ltd., Series 2006-1A, Class A3, 5.600%, due 09/27/46	08/03/06	10,017,949	4.13	2,744,010	1.13
Series 2006-1A, Class A3, 5.600%, due 09/27/46	09/07/06	1,207,211	0.50	326,700	0.13
Series 2006-1A, Class A3, 5.600%, due 09/27/46	12/21/06	1,008,906	0.42	270,000	0.11
GS Alternative Mortgage Product II, Series 2006-CC1, Class A, 5.377%, due 03/21/46	03/22/06	18,525,710	7.64	5,635,707	2.32
Series 2006-CC1, Class A, 5.377%, due 03/21/46	02/28/07	487,005	0.20	146,011	0.06
Series 2007-GKK1, Class A1, 5.580%, due 12/20/49	05/02/07	19,092,874	7.88	4,578,000	1.89
Series 2007-GKK1, Class A1, 5.580%, due 12/20/49	06/28/07	3,863,125	1.59	960,000	0.39
LNR CDO Ltd., Series 2002-1A, Class EFX, 7.781%, due 07/24/37	12/01/06	6,067,070	2.50	2,200,000	0.91
Series 2006-1A, Class FFX, 7.592%, due 05/28/43	04/18/07	6,655,160	2.75	340,000	0.14
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class LXR1, 1.895%, due 06/15/20	06/15/07	10,721,129	4.42	3,361,568	1.39

		$101,570,715	41.90%	$22,833,056	9.41%

See accompanying notes to financial statements.	129

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2008, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 1.23%. For comparison purposes, the Citigroup Inflation Linked Securities Index (the “Index”) declined 1.17% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance versus its benchmark was largely due to security selection. Duration and yield curve positioning were also beneficial to performance, albeit to a lesser extent.

Portfolio performance summary

•	Security selection enhanced the Fund’s performance.

•

During the first half of the reporting period, we held an overweight to Treasury inflation-protected securities (TIPS) with 10-year maturities. This was beneficial for the Fund, as these securities performed well during the flight to quality that occurred during the first quarter of 2008. We then reduced our exposure to these securities, as we felt they had become somewhat overvalued.

•

During the second half of the reporting period, we emphasized owning more recently issued (“on-the-run”) five and 10 year TIPS, versus more seasoned TIPS, as the former held up better in a deleveraging environment, given worries about possible deflation.

•	Active duration and yield curve management contributed to performance during the reporting period.[1]

•

We proactively adjusted the Fund’s duration during the 12 months ended December 31, 2008. During much of the first quarter of 2008, the Fund’s duration was slightly longer than that of its benchmark. We then moved to a short duration position in mid-March. This was beneficial for performance as interest rates rose (and prices declined) during much of the second quarter of 2008.

After moving to a more neutral duration in the third quarter of 2008, we lengthened the Fund’s duration early in the fourth quarter as we expected to see further economic weakness. This positively contributed to performance as interest rates fell sharply during the last three months of the year given the economy’s rapid descent and increased investor risk aversion.

•

With respect to yield curve positioning, we had a steepening bias in the portfolio during most of the first quarter of 2008, based on our expectations for the economy and interest rates. This enhanced results as the yield curve steepened during that time. In the middle of March 2008, we moved to a more neutral position and, as the reporting period progressed, shifted the portfolio in anticipation of a flattening of the yield curve. This was a positive for the Fund’s performance as the curve did flatten during the second half of the 12-month reporting period.

[1]	Duration is a measure of a portfolio’s sensitivity to changes in interest rates.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

130

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Average annual total return (unaudited)

	1 year ended 12/31/08	Inception 07/27/07(1) to 12/31/08
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	1.23%	6.22%
Citigroup Inflation Linked Securities Index(2)	(1.17)	4.49

(1)	Performance inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund.

(2)

The Citigroup Inflation Linked Securities Index is a broad based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Treasury Inflation Protected Securities Relationship Fund and the Citigroup Inflation Linked Securities Index from July 27, 2007, which is the inception date of the Fund, through December 31, 2008

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

131

UBS U. S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2008

Bonds
US government obligations	96.83%

Total bonds	96.83
Short-term investment	2.58

Total investments	99.41
Cash and other assets, less liabilities	0.59

Net assets	100.00%

132

UBS U. S. Treasury Inflation Protected Securities Relationship Fund— Portfolio of investments December 31, 2008

Security description	Face amount	Value

Bonds — 96.83%
US government obligations — 96.83%
US Treasury Inflation Indexed Bonds (TIPS), 0.625%, due 04/15/13	$2,575,000	$2,522,580
1.375%, due 07/15/18	1,650,000	1,549,818
1.625%, due 01/15/15	2,825,000	2,971,369
1.625%, due 01/15/18	2,005,000	1,967,312
1.750%, due 01/15/28	6,670,000	6,370,621
1.875%, due 07/15/13	1,200,000	1,332,215
2.000%, due 04/15/12	500,000	520,382
2.000%, due 01/15/16	1,620,000	1,692,844
2.000%, due 01/15/26	700,000	719,482
2.375%, due 04/15/11	2,500,000	2,664,081
2.500%, due 07/15/16	1,200,000	1,276,725
3.000%, due 07/15/12	3,050,000	3,600,597
3.375%, due 04/15/32	405,000	609,313
3.875%, due 01/15/09	275,000	361,950

Total US government obligations (cost $28,574,426)		28,159,289

Total bonds (cost $28,574,426)		28,159,289

Security description	Units	Value
Short-term investment — 2.58%
Investment company — 2.58%
UBS Cash Management Prime Relationship Fund, 1.53%(1),(2) (cost $751,776)	751,776	$751,776

Total investments — 99.41% (cost $29,326,202)		28,911,065
Cash and other assets, less liabilities — 0.59%		172,351

Net assets — 100.00%		$29,083,416

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $29,905,322; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$347,635
Gross unrealized depreciation	(1,341,892)

Net unrealized depreciation	$(994,257)

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at December 31, 2008.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

See accompanying notes to financial statements.	133

UBS Relationship Funds December 31, 2008 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2008 through December 31, 2008.

134

UBS Relationship Funds December 31, 2008 (unaudited)

	Beginning account value July 1, 2008	Ending account value December 31, 2008	Expenses paid during period* 07/01/08-12/31/08	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$704.30	$0.25	0.0573%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.85	0.29	0.0573%

UBS Emerging Markets Equity Completion Relationship Fund
Actual	1,000.00	538.00	2.92	0.7559%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.34	3.84	0.7559%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	515.90	0.29	0.0773%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.75	0.39	0.0773%

UBS International Equity Relationship Fund
Actual	1,000.00	658.40	0.63	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.38	0.76	0.1500%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	683.20	0.51	0.1215%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.53	0.62	0.1215%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	676.40	2.94	0.6970%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	3.54	0.6970%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	678.90	0.68	0.1610%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.33	0.82	0.1610%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	639.60	0.59	0.1441%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.41	0.73	0.1441%

UBS Absolute Return Investment Grade Bond Relationship Fund
Actual	1,000.00	911.30	0.70	0.1454%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.41	0.74	0.1454%

UBS Corporate Bond Relationship Fund
Actual	1,000.00	919.10	0.62	0.1295%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.49	0.66	0.1295%

UBS High Yield Relationship Fund
Actual	1,000.00	779.30	0.45	0.1016%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.63	0.52	0.1016%

135

UBS Relationship Funds December 31, 2008 (unaudited)

	Beginning account value July 1, 2008	Ending account value December 31, 2008	Expenses paid during period* 07/01/08-12/31/08	Expense ratio during period
UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	$1,000.00	$725.30	2.75	0.6343%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.95	3.22	0.6343%

UBS Opportunistic High Yield Relationship Fund
Actual	1,000.00	738.20	0.61	0.1400%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.43	0.71	0.1400%

UBS Opportunistic Loan Relationship Fund
Actual	1,000.00	863.90	2.81	0.6000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.6000%

UBS U.S. Bond Relationship Fund
Actual	1,000.00	997.20	0.50	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.63	0.51	0.1000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,010.80	0.05	0.0100%
Hypothetical (5% annual return before expenses)	1,000.00	1,025.09	0.05	0.0100%

UBS U.S. Securitized Mortgage Relationship Fund
Actual	1,000.00	645.50	0.32	0.0771%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.75	0.39	0.0771%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	961.10	0.23	0.0475%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.90	0.24	0.0475%

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

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137

UBS Relationship Funds—Financial statements

Statements of assets and liabilities December 31, 2008	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	International Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$1,637,242,773	$61,094,117	$492,816,143	$60,882,492
Affiliated issuers	464,061,037	527,715	9,287,217	403,279
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	15,254,124	—	1,270,605	—
Foreign currency, at cost	4,617,314	35,336	2,392,225	282,363

	$2,121,175,248	$61,657,168	$505,766,190	$61,568,134

Investments, at value:
Unaffiliated issuers(1)	$1,167,375,223	$37,112,229	$376,423,507	$41,680,812
Affiliated issuers	382,176,833	527,715	9,287,217	403,279
Investments of cash collateral in affiliated issuers received from securities loaned, at value	15,254,124		1,270,605
Foreign currency, at value	4,649,754	35,070	2,408,747	282,142
Cash	—	—	2,549	8
Receivables:
Investment securities sold	375,939	—	47,263	—
Due from advisor	—	—	—	17,559
Dividends	2,142,417	102,462	623,797	82,461
Interest	1,241,858	537	180,090	456
Fund units sold	100,000	—	7,556	1,275,000
Variation margin	1,796,761	—	—	—
Cash collateral for futures contracts	56,450,434	—	—	—
Outstanding swap agreements, at value	4,101,852	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,314,295	—	—	178,008
Other assets	56,706	—	3,869	13

Total assets	1,639,036,196	37,778,013	390,255,200	43,919,738

Liabilities:
Payables:
Cash collateral from securities loaned	15,254,124	—	1,270,605	—
Investment securities purchased	7,589,136	—	94,214	868,815
Fund administration fees	30,005	30,093	30,085	30,070
Fund units redeemed	305,238	—	1,007,556	—
Custody and fund accounting fees	256,994	35,965	165,143	28,761
Dividends payable on investments sold short	—	—	—	—
Trustees’ fees	14,935	2,926	3,740	2,754
Due to custodian	2,162,199	—	—	—
Accrued expenses	88,947	48,543	77,213	56,523
Options written, at value(2)	19,450	—	—	—
Investments sold short, at value(3)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	3,360,079	—	—	407,012

Total liabilities	29,081,107	117,527	2,648,556	1,393,935

Net assets	$1,609,955,089	$37,660,486	$387,606,644	$42,525,803

Units outstanding	69,566,022	4,812,232	21,189,139	3,629,274

Net asset value, offering and redemption price per unit(4)	$23.1428	$7.8260	$18.2927	$11.7174

(1)

The market value of securities loaned by UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Fund, UBS Small-Cap Equity Relationship Fund, and UBS U.S. Large Cap Growth Equity Relationship Fund as of December 31, 2008 was $21,749,107, $1,234,189, $9,058,993, and $968,726, respectively.

(2)	Premiums received by UBS Global Securities Relationship Fund were $302,090.
(3)	Proceeds from investment securities sold short for UBS U.S. Equity Alpha Relationship Fund were $67,322,659.
(4)

Maximum offering price per unit for UBS Emerging Markets Equity Relationship Fund is $18.4299 (net asset value, plus 0.75% of offering price). Redemption price per unit for UBS Emerging Markets Equity Relationship Fund is $18.1555 (net asset value, less 0.75% of net asset value).

138	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund

$276,077,532	$362,893,901	$86,948,995	$100,427,286
16,018,731	3,494,097	504,588	1,966,485
9,365,994	—	—	990,974
—	—	—	—

$301,462,257	$366,387,998	$87,453,583	$103,384,745

$188,387,858	$261,008,556	$66,042,055	$79,821,561
16,018,731	3,494,097	504,588	1,966,485
9,365,994	—	—	990,974
—	—	—	—
40,567	1,841,015	—	3,842

23,701	—	50,113	—
—	—	—	—
446,319	643,910	143,320	126,710
18,338	3,648	1,416	2,721
—	—	—	—
—	—	—	—
—	—	23	—
—	—	—	—
—	—	—	—
57,794	—	—	5,638

214,359,302	266,991,226	66,741,515	82,917,931

9,365,994	—	—	990,974
662,560	32,271	—	333,843
30,056	30,044	30,065	30,086
1,500,000	—	—	—
38,685	77,542	29,527	36,157
—	89,467	—	—
4,302	6,109	3,834	4,161
—	—	—	—
63,393	69,459	47,371	48,536
—	—	—	—
—	54,197,986	—	—
—	—	—	—

11,664,990	54,502,878	110,797	1,443,757

$202,694,312	$212,488,348	$66,630,718	$81,474,174

7,373,125	28,395,943	5,247,532	10,423,115

$27.4910	$7.4831	$12.6975	$7.8167

139

UBS Relationship Funds—Financial statements

Statements of assets and liabilities December 31, 2008	UBS Relationship Funds
	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund	Opportunistic Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$132,605,810	$249,567,921	$487,119,185	$26,086,420
Affiliated issuers	8,249,724	2,135,728	88,892,964	1,225,972
Repurchase agreements, at cost	—	—	—	—
Foreign currency, at cost	—	—	—	836,443

	$140,855,534	$251,703,649	$576,012,149	$28,148,835

Investments, at value:
Unaffiliated issuers	$111,193,886	$201,498,742	$363,463,642	$15,611,087
Affiliated issuers	8,249,724	2,135,728	88,892,964	1,225,972
Repurchase agreements, at value	—	—	—	—
Foreign currency, at value	—	—	—	825,597
Cash	400,867	20,748	1,092,162	—
Receivables:
Investment securities sold	12,703	—	1,724,882	—
Due from advisor	110,185	—	—	12,443
Interest	563,639	3,719,049	11,659,026	325,744
Fund units sold	—	10,000,000	—	—
Variation margin	—	40,500	—	—
Cash collateral for futures contracts	581,884	31,631	—	—
Cash collateral for swap agreements	4,350,000	1,700,000	30,747,000	1,400,000
Outstanding swap agreements, at value	4,757,034	10,761,303	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	44,098
Other assets	—	—	—	—

Total assets	130,219,922	229,907,701	497,579,676	19,444,941

Liabilities:
Payables:
Investment securities purchased	—	—	12,578,723	—
Fund administration fees	30,010	30,021	30,013	30,040
Fund units redeemed	—	—	—	—
Custody and fund accounting fees	20,896	46,403	61,785	33,615
Dividends payable to unit holders	—	—	—	—
Trustees’ fees	3,160	4,545	4,876	2,720
Due to custodian	—	—	—	—
Variation margin	340,999	—	—	—
Accrued expenses	48,130	55,127	54,199	63,044
Options written, at value(1)	—	—	—	—
Outstanding swap agreements, at value(2)	6,355,904	2,857,712	25,390,546	1,088,034
Unrealized depreciation on forward foreign currency contracts	—	—	—	610,972

Total liabilities	6,799,099	2,993,808	38,120,142	1,828,425

Net assets	$123,420,823	$226,913,893	$459,459,534	$17,616,516

Units outstanding	14,029,631	20,252,389	27,633,360	2,037,306

Net asset value, per unit	$8.7972	$11.2043	$16.6270	$8.6470

(1)	Premiums received by UBS U.S. Bond Relationship Fund were $24,046.
(2)	Upfront payments made by UBS Opportunistic Loan Relationship Fund were $42,576.

140	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds

Opportunistic High Yield Fund	Opportunistic Loan Fund	U.S. Bond Fund	Cash Management Prime Fund	U.S. Securitized Mortgage Fund	U.S. Treasury Inflation Protected Securities Fund

$6,584,761	$16,900,095	$28,044,472	$—	$735,012,655	$28,574,426
427,566	14,682,617	4,608,974	401,033,810	11,732,811	751,776
298,000	—	—	—	—	—
—	—	—	—	—	—

$7,310,327	$31,582,712	$32,653,446	$401,033,810	$746,745,466	$29,326,202

$1,226,640	$13,023,523	$25,748,397	$—	$227,147,748	$28,159,289
427,566	14,682,617	5,029,513	401,033,810	11,732,811	751,776
298,000	—	—	—	—	—
—	—	—	—	—	—
—	—	3,707	—	21,139	—

21,248	—	—	—	52,878,846	—
38,660	—	28,442	38,183	—	32,765
97,359	98,918	146,433	594,540	4,002,820	238,217
—	—	—	—	—	—
—	—	—	—	—	—
—	—	78,621	—	—	—
—	—	—	—	—	—
—	—	495,706	—	—	—
—	—	—	—	—	—
—	63	—	—	—	—

2,109,473	27,805,121	31,530,819	401,666,533	295,783,364	29,182,047

—	—	345,881	—	39,680,469	—
30,099	111,871	30,070	30,070	30,085	30,033
—	—	—	—	13,500,000	—
24,642	17,050	24,806	22,617	111,783	14,645
—	—	—	589,867	—	—
2,605	2,599	2,563	5,335	7,544	2,666
—	98,901	—	—	—	—
—	—	12,484	—	—	—
51,078	82,704	47,503	62,816	57,308	51,287
—	—	1,550	—	—	—
—	1,641,148	299,468	—	—	—
—	—	—	—	—	—

108,424	1,954,273	764,325	710,705	53,387,189	98,631

$2,001,049	$25,850,848	$30,766,494	$400,955,828	$242,396,175	$29,083,416

208,533	3,000,002	2,080,014	400,955,828	38,760,738	2,667,942

$9.5958	$8.6169	$14.7915	$1.0000	$6.2537	$10.9011

141

UBS Relationship Funds—Financial statements

Statements of operations for the year ended December 31, 2008	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund		Emerging Markets Equity Fund		International Equity Fund
Investment income:
Dividends	$40,006,735	$2,070,940		$6,613,412		$2,312,854
Interest and other	18,480,335	—		1,032		6,656
Affiliated interest	1,650,727	32,126		63,894		10,906
Securities lending-net	1,734,010	—		5,451		41
Foreign tax withheld	(3,286,622)	(228,502)		(549,892)		(383,259)

Total income	58,585,185	1,874,564		6,133,897		1,947,198

Expenses:
Administration	90,000	90,000		90,000		90,000
Custodian and fund accounting	860,648	217,848		384,235		45,854
Professional services	104,700	59,600		109,300		69,800
Shareholder reports	11,400	11,300		11,300		11,300
Trustees	53,100	10,300		11,500		8,300
Insurance	88,597	4,575		6,966		655
Dividend and interest expense for investments sold short	—	—		—		—
Other	45,910	27,324		30,615		26,180

Total operating expenses	1,254,355	420,947		643,916		252,089

Expenses reimbursed by advisor	—	—		—		(162,760)

Net expenses	1,254,355	420,947		643,916		89,329

Net investment income	57,330,830	1,453,617		5,489,981		1,857,869

Net realized gain (loss) on:
Investments in unaffiliated issuers	(253,868,779)	(799,102)		(24,871,117)		(12,347,689)
Investments in affiliated issuers	(62,156,129)	—		—		(45,117)
Futures contracts	(61,986,764)	—		—		—
Options written	—	—		—		—
Securities sold short	—	—		—		—
Swap agreements	2,337,226	—		—		—
Foreign forward currency transactions	77,184,872	(702,631)		(758,951)		1,720,487

Net realized loss	(298,489,574)	(1,501,733)		(25,630,068)		(10,672,319)

Change in net unrealized appreciation (depreciation) on:
Investments	(698,536,834)	(58,480,782	)(1)	(187,589,737	)(2)	(23,410,518)
Futures contracts	(2,425,734)	—		—		—
Options written	282,640	—		—		—
Securities sold short	—	—		—		—
Swap agreements	2,993,392	—		—		—
Foreign forward currency contracts	(9,139,640)	—		—		(297,943)
Translation of other assets and liabilities denominated in foreign currency	689,864	(7,091)		(37,496)		2,526

Change in net unrealized appreciation (depreciation)	(706,136,312)	(58,487,873)		(187,627,233)		(23,705,935)

Net realized and unrealized loss	(1,004,625,886)	(59,989,606)		(213,257,301)		(34,378,254)

Net decrease in net assets resulting from operations	$(947,295,056)	$(58,535,989)		$(207,767,320)		$(32,520,385)

(1)	Net of deferred country taxes of $182,100.
(2)	Net of deferred country taxes of $219,678.

142	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund

$4,138,672	$15,671,379	$5,975,740	$2,625,429
—	2,247	13,019	—
411,667	147,765	255,753	106,333
1,332,164	—	—	156,236
—	—	—	(11,648)

5,882,503	15,821,391	6,244,512	2,876,350

90,000	90,000	90,000	90,000
140,014	238,669	111,300	125,416
57,000	63,200	55,800	56,800
11,300	11,300	11,300	11,300
15,300	20,200	13,800	14,100
14,885	24,555	13,261	12,346

—	3,278,627	—	—
21,790	23,430	21,634	21,459

350,289	3,749,981	317,095	331,421

—	—	—	—

350,289	3,749,981	317,095	331,421

5,532,214	12,071,410	5,927,417	2,544,929

(91,389,514)	(278,062,038)	(98,808,991)	(73,666,226)
—	—	—	—
—	—	(437,397)	—
—	—	—	—
—	44,547,632	—	—
—	—	—	—
—	—	—	—

(91,389,514)	(233,514,406)	(99,246,388)	(73,666,226)

(68,571,364)	(102,243,684)	(32,232,221)	(62,874,004)
—	—	8,439	—
—	—	—	—
—	17,100,692	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(68,571,364)	(85,142,992)	(32,223,782)	(62,874,004)

(159,960,878)	(318,657,398)	(131,470,170)	(136,540,230)

$(154,428,664)	$(306,585,988)	$(125,542,753)	$(133,995,301)

143

UBS Relationship Funds—Financial statements

Statements of operations for the year ended December 31, 2008	UBS Relationship Funds
	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund	Opportunistic Emerging Markets Debt Fund
Investment income:
Interest and other	$(1,540,176)	$36,800,616	$40,807,571	$7,154,419
Affiliated interest	1,533,115	413,339	1,527,993	108,275
Foreign tax withheld	—	—	(1,360)	—

Total income	(7,061)	37,213,955	42,334,204	7,262,694

Expenses:
Administration	90,000	90,000	90,000	90,000
Custodian and fund accounting	125,881	208,198	187,189	120,360
Professional services	154,512	62,900	63,700	66,800
Shareholder reports	11,300	11,300	11,400	10,900
Trustees	11,400	16,900	17,100	9,400
Insurance	11,360	19,703	11,750	2,768
Other	19,969	23,540	21,689	32,729

Total operating expenses	424,422	432,541	402,828	332,957

Expenses reimbursed by advisor	(188,415)	—	—	(12,443)

Net expenses	236,007	432,541	402,828	320,514

Net investment income (loss)	(243,068)	36,781,414	41,931,376	6,942,180

Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,481,274)	(55,060,623)	(48,022,395)	(7,861,339)
Investments in affiliated issuers	(8,895,927)	—	—	—
Futures contracts	(3,694,599)	(913,023)	—	—
Options written	—	—	—	—
Swap agreements	4,027,334	1,265,729	4,118,074	(53,916)
Foreign forward currency transactions	13,162	—	—	2,959,040

Net realized gain (loss)	(16,031,304)	(54,707,917)	(43,904,321)	(4,956,215)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,196,799)	(31,156,780)	(109,238,238)	(13,348,320)
Futures contracts	788,447	33,918	—	—
Options written	(175,877)	—	—	—
Swap agreements	(1,609,201)	8,992,143	(5,556,717)	(1,382,629)
Foreign forward currency contracts	—	—	—	(394,655)
Translation of other assets and liabilities denominated in foreign currency	—	—	—	(26,117)

Change in net unrealized appreciation (depreciation)	(2,193,430)	(22,130,719)	(114,794,955)	(15,151,721)

Net realized and unrealized loss	(18,224,734)	(76,838,636)	(158,699,276)	(20,107,936)

Net increase (decrease) in net assets resulting from operations	$(18,467,802)	$(40,057,222)	$(116,767,900)	$(13,165,756)

(1)	For the period March 12, 2008 (commencement of operations) to December 31, 2008.

144	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Opportunistic High Yield Fund	Opportunistic Loan Fund(1)	U.S. Bond Fund	Cash Management Prime Fund	U.S. Securitized Mortgage Fund	U.S. Treasury Inflation Protected Securities Fund

$4,662,956	$486,249	$2,110,771	$—	$85,493,489	$494,121
155,725	387,791	34,516	17,479,853	2,094,552	16,555
—	—	—	—	—	—

4,818,681	874,040	2,145,287	17,479,853	87,588,041	510,676

90,000	64,400	90,000	90,000	90,000	90,500
67,884	28,001	64,628	56,014	530,432	37,814
61,699	100,570	61,300	44,300	62,900	60,600
11,300	7,217	11,400	11,300	11,300	7,100
9,100	8,800	8,700	19,300	29,400	8,300
4,777	—	2,126	21,088	70,537	164
19,705	16,985	18,700	90,254	29,385	19,450

264,465	225,973	256,854	332,256	823,954	223,928

(181,750)	(86,634)	(218,321)	(269,959)	—	(215,978)

82,715	139,339	38,533	62,297	823,954	7,950

4,735,966	734,701	2,106,754	17,417,556	86,764,087	502,726

(26,526,206)	624,244	(6,438,548)	—	(559,627,670)	(1,545,431)
—	—	—	—	—	—
—	—	(476,205)	—	—	—
—	—	35,836	—	—	—
3,772	52,179	1,502,380	—	475,915	—
—	—	—	—	—	—

(26,522,434)	676,423	(5,376,537)	—	(559,151,755)	(1,545,431)

6,317,364	(3,876,572)	1,403,374	—	(269,141,553)	(675,848)
—	—	(35,575)	—	—	—
—	—	(17,202)	—	—	—
478,809	(1,683,724)	(418,572)	—	48,758,000	—
—	—	—	—	—	—
—	—	—	—	—	—

6,796,173	(5,560,296)	932,025	—	(220,383,553)	(675,848)

(19,726,261)	(4,883,873)	(4,444,512)	—	(779,535,308)	(2,221,279)

$(14,990,295)	$(4,149,172)	$(2,337,758)	$17,417,556	$(692,771,221)	$(1,718,553)

145

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Completion Relationship Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income	$57,330,830	$66,767,546	$1,453,617	$1,043,654
Net realized gain (loss)	(298,489,574)	306,639,319	(1,501,733)	8,303,715
Change in net unrealized appreciation (depreciation)	(706,136,312)	(208,654,752)	(58,487,873)	25,430,003

Net increase (decrease) in net assets from operations	(947,295,056)	164,752,113	(58,535,989)	34,777,372

Beneficial interest transactions:
Proceeds from units sold	517,757,696	462,234,312	18,750,000	71,747,435
Transaction charges	—	—	—	—
Cost of units redeemed	(1,075,594,510)	(435,454,958)	(77,875,925)	(13,219,375)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(557,836,814)	26,779,354	(59,125,925)	58,528,060

Increase (decrease) in net assets	(1,505,131,870)	191,531,467	(117,661,914)	93,305,432
Net assets, beginning of year	3,115,086,959	2,923,555,492	155,322,400	62,016,968

Net assets, end of year	$1,609,955,089	$3,115,086,959	$37,660,486	$155,322,400

Unit transactions:
Units sold	17,687,579	12,991,565	1,643,030	4,385,365
Units redeemed	(35,415,111)	(12,271,935)	(5,843,110)	(784,620)

Net increase (decrease) in units outstanding	(17,727,532)	719,630	(4,200,080)	3,600,745

	UBS Small-Cap Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income	$5,532,214	$7,946,987	$12,071,410	$15,730,280
Net realized gain (loss)	(91,389,514)	63,068,981	(233,514,406)	75,592,338
Change in net unrealized appreciation (depreciation)	(68,571,364)	(71,532,177)	(85,142,992)	(74,681,537)

Net increase (decrease) in net assets from operations	(154,428,664)	(516,209)	(306,585,988)	16,641,081

Beneficial interest transactions:
Proceeds from units sold	77,016,000	5,900,000	94,609,381	199,323,693
Cost of units redeemed	(246,625,109)	(21,345,220)	(390,095,526)	(138,450,192)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(169,609,109)	(15,445,220)	(295,486,145)	60,873,501

Increase (decrease) in net assets	(324,037,773)	(15,961,429)	(602,072,133)	77,514,582
Net assets, beginning of year	526,732,085	542,693,514	814,560,481	737,045,899

Net assets, end of year	$202,694,312	$526,732,085	$212,488,348	$814,560,481

Unit transactions:
Units sold	1,882,870	121,860	8,288,245	15,613,647
Units redeemed	(5,761,032)	(427,870)	(44,099,750)	(10,557,753)

Net increase (decrease) in units outstanding	(3,878,162)	(306,010)	(35,811,505)	5,055,894

146	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Emerging Markets Equity Relationship Fund		UBS International Equity Relationship Fund
Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007

$5,489,981	$14,615,738	$1,857,869	$17,511,250
(25,630,068)	473,893,111	(10,672,319)	195,021,120
(187,627,233)	(173,760,087)	(23,705,935)	(137,794,024)

(207,767,320)	314,748,762	(32,520,385)	74,738,346

390,181,552	49,627,785	18,425,000	28,675,000
3,528,078	7,911,626	—	—
(81,249,418)	(1,005,255,917)	(22,822,056)	(942,035,452)

312,460,212	(947,716,506)	(4,397,056)	(913,360,452)

104,692,892	(632,967,744)	(36,917,441)	(838,622,106)
282,913,752	915,881,496	79,443,244	918,065,350

$387,606,644	$282,913,752	$42,525,803	$79,443,244

17,004,449	1,589,403	1,182,104	1,403,129
(2,833,269)	(26,926,680)	(1,411,736)	(45,228,891)

14,171,180	(25,337,277)	(229,632)	(43,825,762)

UBS U.S. Large Cap Equity Relationship Fund		UBS U.S. Large Cap Growth Equity Relationship Fund
Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007

$5,927,417	$8,625,058	$2,544,929	$3,366,862
(99,246,388)	26,553,647	(73,666,226)	30,939,448
(32,223,782)	(27,330,879)	(62,874,004)	25,533,371

(125,542,753)	7,847,826	(133,995,301)	59,839,681

44,860,000	64,421,136	15,295,854	236,430,487
(320,018,904)	(58,359,579)	(221,528,982)	(70,512,425)

(275,158,904)	6,061,557	(206,233,128)	165,918,062

(400,701,657)	13,909,383	(340,228,429)	225,757,743
467,332,375	453,422,992	421,702,603	195,944,860

$66,630,718	$467,332,375	$81,474,174	$421,702,603

2,582,800	2,974,819	1,461,421	20,371,080
(19,473,969)	(2,735,493)	(23,794,452)	(5,532,699)

(16,891,169)	239,326	(22,333,031)	14,838,381

147

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Absolute Return Investment Grade Bond Relationship Fund		UBS Corporate Bond Relationship Fund
	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income (loss)	$(243,068)	$9,649,274	$36,781,414	$33,662,715
Net realized gain (loss)	(16,031,304)	(4,437,806)	(54,707,917)	1,072,811
Change in net unrealized appreciation (depreciation)	(2,193,430)	(20,346,323)	(22,130,719)	(17,900,233)

Net increase (decrease) in net assets from operations	(18,467,802)	(15,134,855)	(40,057,222)	16,835,293

Beneficial interest transactions:
Proceeds from units sold	—	405,540,000	202,925,000	308,155,000
Cost of units redeemed	(252,815,190)	(99,072,575)	(616,122,730)	(92,682,500)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(252,815,190)	306,467,425	(413,197,730)	215,472,500

Increase (decrease) in net assets	(271,282,992)	291,332,570	(453,254,952)	232,307,793
Net assets, beginning of year	394,703,815	103,371,245	680,168,845	447,861,052

Net assets, end of year	$123,420,823	$394,703,815	$226,913,893	$680,168,845

Unit transactions:
Units sold	—	39,948,575	16,920,957	25,697,400
Units redeemed	(25,918,945)	(9,696,706)	(52,684,187)	(7,762,272)

Net increase (decrease) in units outstanding	(25,918,945)	30,251,869	(35,763,230)	17,935,128

	UBS Opportunistic Loan Relationship Fund	UBS U.S. Bond Relationship Fund
	Period ended December 31, 2008(1)	Year ended December 31, 2008	Year ended December 31, 2007
Operations:
Net investment income	$734,701	$2,106,754	$4,477,177
Net realized gain (loss)	676,423	(5,376,537)	277,743
Change in net unrealized appreciation (depreciation)	(5,560,296)	932,025	(2,146,279)

Net increase (decrease) in net assets from operations	(4,149,172)	(2,337,758)	2,608,641

Distributions to shareholders:
Distributions from net investment income	—	—	—
Beneficial interest transactions:
Proceeds from units sold	30,000,020	10,000,000	2,000,000
Reinvestment of distributions	—	—	—
Cost of units redeemed	—	(52,612,158)	(13,820,759)

Net increase (decrease) in net assets resulting from beneficial interest transactions	30,000,020	(42,612,158)	(11,820,759)

Increase (decrease) in net assets	25,850,848	(44,949,916)	(9,212,118)
Net assets, beginning of year	—	75,716,410	84,928,528

Net assets, end of year	$25,850,848	$30,766,494	$75,716,410

Unit transactions:
Units sold	3,000,002	697,284	126,126
Units issued on reinvestment of distributions	—	—	—
Units redeemed	—	(3,391,533)	(868,439)

Net increase (decrease) in units outstanding	3,000,002	(2,694,249)	(742,313)

(1)	For the period March 12, 2008 (commencement of operations) to December 31, 2008.
(2)	For the period July 27, 2007 (commencement of operations) to December 31, 2007.

148	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS High Yield Relationship Fund		UBS Opportunistic Emerging Markets Debt Relationship Fund		UBS Opportunistic High Yield Relationship Fund
Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007

$41,931,376	$16,757,935	$6,942,180	$6,230,798	$4,735,966	$12,793,589
(43,904,321)	11,612,074	(4,956,215)	590,025	(26,522,434)	(1,271,229)
(114,794,955)	(17,357,463)	(15,151,721)	147,920	6,796,173	(14,384,649)

(116,767,900)	11,012,546	(13,165,756)	6,968,743	(14,990,295)	(2,862,289)

426,300,000	292,400,000	—	50,249,763	—	74,511,254
(246,952,175)	(33,851,645)	(64,825,524)	(26,386,445)	(153,781,915)	(102,971,551)

179,347,825	258,548,355	(64,825,524)	23,863,318	(153,781,915)	(28,460,297)

62,579,925	269,560,901	(77,991,280)	30,832,061	(168,772,210)	(31,322,586)
396,879,609	127,318,708	95,607,796	64,775,735	170,773,259	202,095,845

$459,459,534	$396,879,609	$17,616,516	$95,607,796	$2,001,049	$170,773,259

22,066,495	13,788,302	—	4,361,045	—	5,523,503
(12,684,754)	(1,555,718)	(5,947,455)	(2,270,298)	(12,889,999)	(7,598,597)

9,381,741	12,232,584	(5,947,455)	2,090,747	(12,889,999)	(2,075,094)

UBS Cash Management Prime Relationship Fund		UBS U.S. Securitized Mortgage Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Period ended December 31, 2007(2)

$17,417,556	$38,684,163	86,764,087	$118,206,045	$502,726	$86,456
—	—	(559,151,755)	68,247,068	(1,545,431)	37,355
—	—	(220,383,553)	(272,386,824)	(675,848)	260,711

17,417,556	38,684,163	(692,771,221)	(85,933,711)	(1,718,553)	384,522

(17,417,556)	(38,684,163)	—	—	—	—

5,569,616,547	5,519,051,196	264,868,814	1,266,900,000	37,768,427	5,000,020
1,143,897	1,863,389	—	—	—	—
(5,905,848,967)	(5,392,452,947)	(1,767,641,897)	(421,335,042)	(12,351,000)	—

(335,088,523)	128,461,638	(1,502,773,083)	845,564,958	25,417,427	5,000,020

(335,088,523)	128,461,638	(2,195,544,304)	759,631,247	23,698,874	5,384,542
736,044,351	607,582,713	2,437,940,479	1,678,309,232	5,384,542	—

$400,955,828	$736,044,351	$242,396,175	$2,437,940,479	$29,083,416	$5,384,542

5,569,616,547	5,519,051,196	25,397,986	99,958,772	3,317,921	500,002
1,143,897	1,863,389	—	—	—	—
(5,905,848,967)	(5,392,452,947)	(186,442,063)	(33,306,576)	(1,149,981)	—

(335,088,523)	128,461,638	(161,044,077)	66,652,196	2,167,940	500,002

149

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Global Securities Relationship Fund	2008	2007	2006		2005	2004
Net asset value, beginning of year	$35.6852	$33.7695	$29.3766		$27.3346	$23.7133

Income (loss) from investment operations:
Net investment income(1)	0.7175	0.7666	0.7303		0.6670	0.5572
Net realized and unrealized gain (loss)	(13.2599)	1.1491	3.6626		1.3750	3.0641

Total income (loss) from investment operations	(12.5424)	1.9157	4.3929		2.0420	3.6213

Net asset value, end of year	$23.1428	$35.6852	$33.7695		$29.3766	$27.3346

Total investment return(2)	(35.14)%	5.67%	14.96%		7.47%	15.27%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$1,609,955	$3,115,087	$2,923,555		$1,866,277	$1,259,899
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0502%	0.0731%	0.1172%		0.0875%	0.0875%
After expense reimbursement and earnings credits	0.0502%	0.0731%	0.1172%		0.0875%	0.0875%
Ratio of net investment income to average net assets	2.30%	2.17%	2.34%		2.39%	2.26%
Portfolio turnover rate	112%	96%	69%		92%	71%
	Year ended December 31,		Period ended December 31, 2006(4)
UBS Emerging Markets Equity Completion Relationship Fund	2008	2007
Net asset value, beginning of period	$17.2345	$11.4601	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.1993	0.1701	0.0794
Net realized and unrealized gain (loss)	(9.6078)	5.6043	1.3807

Total income (loss) from investment operations	(9.4085)	5.7744	1.4601

Net asset value, end of period	$7.8260	$17.2345	$11.4601

Total investment return(2)	(54.59)%	50.39%	14.60%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$37,660	$155,322	$62,017
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.4193%	0.3589%	0.5592	%(3)
After expense reimbursement and earnings credits	0.4193%	0.3589%	0.5188	%(3)
Ratio of net investment income to average net assets	1.45%	1.17%	1.28	%(3)
Portfolio turnover rate	73%	45%	14%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

150	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund	2008	2007	2006	2005		2004
Net asset value, beginning of year	$40.3128	$28.3071	$21.7887	$15.8600		$12.3568

Income (loss) from investment operations:
Net investment income(1)	0.5445	0.5993	0.4260	0.4202		0.2802
Net realized and unrealized gain (loss)	(22.9145)	11.0820	6.0924	5.5068		3.1578

Total income (loss) from investment operations	(22.3700)	11.6813	6.5184	5.9270		3.4380

Transaction charges	0.3499	0.3244	—	—		0.0652

Net increase from payments by affiliates	—	—	—	0.0017		—

Net asset value, end of year	$18.2927	$40.3128	$28.3071	$21.7887		$15.8600

Total investment return(2)	(54.64)%	42.48%	29.91%	37.38	%(3)	28.35%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$387,607	$282,914	$915,881	$607,414		$653,601
Ratio of expenses to average net assets	0.2370%	0.3019%	0.3205%	0.3558%		0.3263%
Ratio of net investment income to average net assets	2.02%	1.86%	1.73%	2.39%		2.11%
Portfolio turnover rate	72%	53%	56%	79%		45%
	Year ended December 31,
UBS International Equity Relationship Fund	2008	2007	2006	2005		2004
Net asset value, beginning of year	$20.5870	$19.2528	$15.5025	$14.1144		$11.9125

Income (loss) from investment operations:
Net investment income(1)	0.5152	0.5388	0.3822	0.3261		0.2902
Net realized and unrealized gain (loss)	(9.3848)	0.7954	3.3681	1.0620		1.9117

Total income (loss) from investment operations	(8.8696)	1.3342	3.7503	1.3881		2.2019

Net asset value, end of year	$11.7174	$20.5870	$19.2528	$15.5025		$14.1144

Total investment return(2)	(43.08)%	6.93%	24.19%	9.84%		18.48%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$42,526	$79,443	$918,065	$448,172		$96,527
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.4233%	0.1675%	0.1393%	0.1428%		0.1925%
After expense reimbursement and earnings credits	0.1500%	0.1500%	0.1388%	0.0900%		0.0900%
Ratio of net investment income to average net assets	3.12%	2.67%	2.22%	2.27%		2.34%
Portfolio turnover rate	92%	38%	50%	97%		44%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)

During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment advisor for amounts relating to a trading error. The impact on total return was less than 0.01%.

See accompanying notes to financial statements.	151

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Small-Cap Equity Relationship Fund	2008	2007	2006	2005		2004
Net asset value, beginning of year	$46.8153	$46.9568	$41.0610	$39.3024		$32.9924

Income (loss) from investment operations:
Net investment income(1)	0.6115	0.7007	0.5946	0.5270		0.4745
Net realized and unrealized gain (loss)	(19.9358)	(0.8422)	5.3012	1.2316		5.8355

Total income (loss) from investment operations	(19.3243)	(0.1415)	5.8958	1.7586		6.3100

Net asset value, end of year	$27.4910	$46.8153	$46.9568	$41.0610		$39.3024

Total investment return(2)	(41.27)%	(0.31)%	14.36%	4.48%		19.13%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$202,694	$526,732	$542,694	$486,945		$349,900
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0967%	0.0800%	0.1037%	0.0547%		0.0705%
After expense reimbursement and earnings credits	0.0967%	0.0800%	0.0995%	0.0375%		0.0375%
Ratio of net investment income to average net assets	1.53%	1.41%	1.37%	1.35%		1.36%
Portfolio turnover rate	92%	110%	95%	63%		58%
	Year ended December 31,			Period ended December 31, 2005(4)
UBS U.S. Equity Alpha Relationship Fund	2008	2007	2006
Net asset value, beginning of period	$12.6864	$12.4603	$10.5373	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.2165	0.2311	0.1839	0.0391
Net realized and unrealized gain (loss)	(5.4198)	(0.0050)	1.7391	0.4982

Total income (loss) from investment operations	(5.2033)	0.2261	1.9230	0.5373

Net asset value, end of period	$7.4831	$12.6864	$12.4603	$10.5373

Total investment return(2)	(41.02)%	1.82%	18.26%	5.37%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$212,488	$814,560	$737,046	$198,022
Ratio of expenses to average net assets:
Before interest and dividend expense for securities sold short	0.0779%	0.0792%	0.1365%	0.2230	%(3)
After interest and dividend expense for securities sold short	0.6196%	0.4551%	0.5639%	1.6836	%(3)
Ratio of net investment income to average net assets	1.99%	1.78%	1.63%	1.36	%(3)
Portfolio turnover rate	89%	58%	63%	36%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

152	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS U.S. Large Cap Equity Relationship Fund	2008	2007	2006	2005		2004
Net asset value, beginning of year	$21.1093	$20.7048	$17.9505	$16.3164		$14.2420

Income (loss) from investment operations:
Net investment income(1)	0.3738	0.3938	0.3192	0.2885		0.2845
Net realized and unrealized gain (loss)	(8.7856)	0.0107	2.4351	1.3456		1.7899

Total income (loss) from investment operations	(8.4118)	0.4045	2.7543	1.6341		2.0744

Net asset value, end of year	$12.6975	$21.1093	$20.7048	$17.9505		$16.3164

Total investment return(2)	(39.85)%	1.95%	15.35%	10.02%		14.57%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$66,631	$467,332	$453,423	$626,253		$111,397
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1069%	0.0871%	0.0997%	0.0752%		0.1236%
After expense reimbursement and earnings credits	0.1069%	0.0871%	0.0987%	0.0475%		0.0475%
Ratio of net investment income to average net assets	2.00%	1.82%	1.71%	1.71%		1.94%
Portfolio turnover rate	63%	39%	88%	85%		52%
	Year ended December 31,			Period ended December 31, 2005(4)
UBS U.S. Large Cap Growth Equity Relationship Fund	2008	2007	2006
Net asset value, beginning of period	$12.8740	$10.9358	$10.3549	$10.0000

Income (loss) from investment operations:
Net investment income(1)	0.0937	0.1110	0.1053	0.0120
Net realized and unrealized gain (loss)	(5.1510)	1.8272	0.4756	0.3429

Total income (loss) from investment operations	(5.0573)	1.9382	0.5809	0.3549

Net asset value, end of period	$7.8167	$12.8740	$10.9358	$10.3549

Total investment return(2)	(39.28)%	17.72%	5.61%	3.55%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$81,474	$421,703	$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1055%	0.0903%	0.1207%	0.3462	%(3)
After expense reimbursement and earnings credits	0.1055%	0.0903%	0.1200%	0.1200	%(3)
Ratio of net investment income to average net assets	0.81%	0.92%	1.02%	0.78	%(3)
Portfolio turnover rate	84%	84%	81%	10%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	153

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,			Period ended December 31, 2005(4)
UBS Absolute Return Investment Grade Bond Relationship Fund	2008	2007	2006
Net asset value, beginning of period	$9.8803	$10.6604	$10.0257	$10.0000

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.0099)	0.3840	0.5731	0.0301
Net realized and unrealized gain (loss)	(1.0732)	(1.1641)	0.0616	(0.0044)

Total income (loss) from investment operations	(1.0831)	(0.7801)	0.6347	0.0257

Net asset value, end of period	$8.7972	$9.8803	$10.6604	$10.0257

Total investment return(2)	(10.96)%	(7.32)%	6.34%	0.26%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$123,421	$394,704	$103,371	$40,103
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1798%	0.0788%	0.2095%	1.3698	%(3)
After expense reimbursement and earnings credits	0.1000%	0.0788%	0.1000%	0.1000	%(3)
Ratio of net investment income (loss) to average net assets	(0.10)%	3.80%	5.51%	4.39	%(3)
Portfolio turnover rate	94%	66%	34%	0.29%
	Year ended December 31,
UBS Corporate Bond Relationship Fund	2008	2007	2006	2005		2004
Net asset value, beginning of year	$12.1425	$11.7609	$11.1079	$10.9528		$10.3252

Income (loss) from investment operations:
Net investment income(1)	0.8683	0.7432	0.6463	0.5503		0.5067
Net realized and unrealized gain (loss)	(1.8065)	(0.3616)	0.0067	(0.3952)		0.1209

Total income (loss) from investment operations	(0.9382)	0.3816	0.6530	0.1551		0.6276

Net asset value, end of year	$11.2043	$12.1425	$11.7609	$11.1079		$10.9528

Total investment return(2)	(7.70)%	3.25%	5.88%	1.42%		6.08%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$226,914	$680,169	$447,861	$365,675		$289,782
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0856%	0.0685%	0.1000%	0.1000%		0.1000%
After expense reimbursement and earnings credits	0.0856%	0.0685%	0.1000%	0.1000%		0.1000%
Ratio of net investment income to average net assets	7.28%	6.21%	5.71%	4.99%		4.80%
Portfolio turnover rate	95%	56%	39%	39%		45%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period December 6, 2005 (commencement of operations) to December 31, 2005.

154	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS High Yield Relationship Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$21.7449	$21.1527	$19.0710	$18.7745	$16.6064

Income (loss) from investment operations:
Net investment income(1)	1.6945	1.5451	1.7459	1.6062	1.5397
Net realized and unrealized gain (loss)	(6.8124)	(0.9529)	0.3358	(1.3097)	0.6284

Total income (loss) from investment operations	(5.1179)	0.5922	2.0817	0.2965	2.1681

Net asset value, end of year	$16.6270	$21.7449	$21.1527	$19.0710	$18.7745

Total investment return(2)	(23.41)%	2.77%	10.92%	1.58%	13.06%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$459,460	$396,880	$127,319	$103,625	$141,458
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0812%	0.0869%	0.1361%	0.0924%	0.1117%
After expense reimbursement and earnings credits	0.0812%	0.0869%	0.1162%	0.0375%	0.0375%
Ratio of net investment income to average net assets	8.45%	7.12%	8.68%	8.55%	8.88%
Portfolio turnover rate	84%	70%	43%	122%	109%

	Year ended December 31,		Period ended December 31, 2006(4)
UBS Opportunistic Emerging Markets Debt Relationship Fund	2008	2007
Net asset value, beginning of period	$11.9738	$10.9901	$10.0000

Income (loss) from investment operations:
Net investment income(1)	1.2614	0.8397	0.4086
Net realized and unrealized gain (loss)	(4.5882)	0.1440	0.5815

Total income (loss) from investment operations	(3.3268)	0.9837	0.9901

Net asset value, end of period	$8.6470	$11.9738	$10.9901

Total investment return(2)	(27.91)%	8.92%	9.90%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$17,617	$95,608	$64,776
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.5194%	0.3077%	0.4999	%(3)
After expense reimbursement and earnings credits	0.5000%	0.3077%	0.4999	%(3)
Ratio of net investment income to average net assets	10.83%	7.18%	6.72	%(3)
Portfolio turnover rate	15%	65%	68%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	Annualized.
(4)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to financial statements.	155

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Opportunistic High Yield Relationship Fund	2008		2007	2006	2005	2004(5)
Net asset value, beginning of year	$13.0376		$13.3189	$11.9862	$11.6940	$10.9244

Income (loss) from investment operations:
Net investment income(1)	0.9815		0.9659	1.0670	1.0052	0.9596
Net realized and unrealized gain (loss)	(4.4233)		(1.2472)	0.2657	(0.7130)	(0.1900)

Total income (loss) from investment operations	(3.4418)		(0.2813)	1.3327	0.2922	0.7696

Net asset value, end of year	$9.5958		$13.0376	$13.3189	$11.9862	$11.6940

Total investment return(2)	(26.40)%		(2.11)%	11.12%	2.50%	7.04%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$2,001		$170,773	$202,096	$144,832	$67,184
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.4476%		0.1282%	0.1378%	0.1375%	0.1370	%(4)
After expense reimbursement and earnings credits	0.1400%		0.1282%	0.1376%	0.1375%	0.1370	%(4)
Ratio of net investment income to average net assets	8.02%		7.22%	8.44%	8.52%	8.59	%(4)
Portfolio turnover rate	14%		70%	79%	32%	22%
UBS Opportunistic Loan Relationship Fund	Period ended December 31, 2008(3)
Net asset value, beginning of period	$10.0000

Loss from investment operations:
Net investment income(1)	0.2449
Net realized and unrealized loss	(1.6280)

Total loss from investment operations	(1.3831)

Net asset value, end of period	$8.6169

Total investment return(2)	(13.25)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$25,851
Ratio of expenses to average net assets:
Before expenses reimbursement and earnings credits	0.9730	%(4)
After expense reimbursement and earnings credits	0.6000	%(4)
Ratio of net investment income to average net assets	3.16	%(4)
Portfolio turnover rate	6%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	For the period March 12, 2008 (commencement of operations) to December 31, 2008.
(4)	Annualized.
(5)

Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced investment operations.

156	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS U.S. Bond Relationship Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.8593	$15.3952	$14.6942	$14.3144	$13.6737

Income (loss) from investment operations:
Net investment income(1)	0.8297	0.8394	0.7446	0.6503	0.6141
Net realized and unrealized gain (loss)	(1.8975)	(0.3753)	(0.0436)	(0.2705)	0.0266

Total income (loss) from investment operations	(1.0678)	0.4641	0.7010	0.3798	0.6407

Net asset value, end of year	$14.7915	$15.8593	$15.3952	$14.6942	$14.3144

Total investment return(2)	(6.71)%	3.01%	4.77%	2.65%	4.69%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$30,766	$75,716	$84,929	$83,074	$96,611
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.6666%	0.1906%	0.1401%	0.1132%	0.1535%
After expense reimbursement and earnings credits	0.1000%	0.1000%	0.0865%	0.0475%	0.0475%
Ratio of net investment income to average net assets	5.47%	5.35%	4.99%	4.49%	4.40%
Portfolio turnover rate	290%	228%	179%	205%	182%
	Year ended December 31,
UBS Cash Management Prime Relationship Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income from investment operations:
Net investment income(1)	0.0268	0.0522	0.0501	0.0324	0.0140

Distributions:
Net investment income	(0.0268)	(0.0522)	(0.0501)	(0.0324)	(0.0140)

Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total investment return(2)	2.71%	5.34%	5.13%	3.29%	1.41%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$400,956	$736,044	$607,583	$962,999	$540,178
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0533%	0.0264%	0.0256%	0.0124%	0.0334%
After expense reimbursement and earnings credits	0.0100%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	2.80%	5.21%	4.96%	3.38%	1.52%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

See accompanying notes to financial statements.	157

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one unit of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS U.S. Securitized Mortgage Relationship Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.2016	$12.6044	$11.9618	$11.7333	$11.3193

Income (loss) from investment operations:
Net investment income(1)	0.6947	0.7130	0.6590	0.5421	0.4750
Net realized and unrealized loss	(6.6426)	(1.1158)	(0.0164)	(0.3136)	(0.0610)

Total income (loss) from investment operations	(5.9479)	(0.4028)	0.6426	0.2285	0.4140

Net asset value, end of year	$6.2537	$12.2016	$12.6044	$11.9618	$11.7333

Total investment return(2)	(48.74)%	(3.22)%	5.38%	1.95%	3.66%
Ratios/supplemental data:
Net assets, end of year (in 000’s)	$242,396	$2,437,940	$1,678,309	$1,281,785	$976,592
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0657%	0.0640%	0.1295%	0.1244%	0.1277%
After expense reimbursement and earnings credits	0.0657%	0.0640%	0.1295%	0.1244%	0.1277%
Ratio of net investment income to average net assets	6.92%	5.65%	5.39%	4.57%	4.13%
Portfolio turnover rate	39%	62%	54%	64%	69%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	Year ended December 31, 2008	Period ended December 31, 2007(3)
Net asset value, beginning of period	$10.7690	$10.0000

Income from investment operations:
Net investment income(1)	0.3295	0.1763
Net realized and unrealized gain (loss)	(0.1974)	0.5927

Total income from investment operations	0.1321	0.7690

Net asset value, end of period	$10.9011	$10.7690

Total investment return(2)	1.23%	7.69%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$29,083	$5,385
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.3381%	4.7333	%(4)
After expense reimbursement and earnings credits	0.0475%	0.0475	%(4)
Ratio of net investment income to average net assets	3.00%	3.92	%(4)
Portfolio turnover rate	418%	31%

(1)	Calculated using the average units method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a unitholder would pay on the redemption of Fund units.

(3)	For the period July 26, 2007 (commencement of operations) to December 31, 2007.
(4)	Annualized.

158	See accompanying notes to financial statements.

UBS Relationship Funds—Notes to financial statements

1.	Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers units of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund, which are diversified. The eighteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Loan Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Cash Management Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues units of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A.    Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign

159

UBS Relationship Funds—Notes to financial statements

markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

160

UBS Relationship Funds—Notes to financial statements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments. The Funds may hold investments which have been fair valued in accordance with Fund’s fair valuation policy as of December 31, 2008, which may result in movement between level 1 and level 2.

UBS Global Securities Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$668,829,941	$887,488,890	$8,487,349	$1,564,806,180
Derivatives	7,358,941	7,416,147	0	14,775,088

Total	$676,188,882	$894,905,037	$8,487,349	$1,579,581,268

Liabilities
Derivatives	($8,552,361)	($3,360,079)	$0	($11,912,440)

Total	($8,552,361)	($3,360,079)	$0	($11,912,440)

UBS Emerging Markets Equity Completion Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$11,506,127	$26,124,553	$9,264	$37,639,944

Total	$11,506,127	$26,124,553	$9,264	$37,639,944

Liabilities
None

UBS Emerging Markets Equity Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$119,583,735	$261,696,608	$5,700,986	$386,981,329

Total	$119,583,735	$261,696,608	$5,700,986	$386,981,329

Liabilities
None

161

UBS Relationship Funds—Notes to financial statements

UBS International Equity Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$4,577,059	$36,844,273	$662,759	$42,084,091
Derivatives	0	178,008	0	178,008

Total	$4,577,059	$37,022,281	$662,759	$42,262,099

Liabilities
Derivatives	$0	($407,012)	$0	($407,012)

Total	$0	($407,012)	$0	($407,012)

UBS Small-Cap Equity Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$188,387,858	$25,384,725	$0	$213,772,583

Total	$188,387,858	$25,384,725	$0	$213,772,583

Liabilities
None

UBS U.S. Equity Alpha Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$261,008,556	$3,494,097	$0	$264,502,653

Total	$261,008,556	$3,494,097	$0	$264,502,653

Liabilities
Securities sold short	($54,197,986)	$0	$0	($54,197,986)

Total	($54,197,986)	$0	$0	($54,197,986)

162

UBS Relationship Funds—Notes to financial statements

UBS U.S. Large Cap Equity Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$66,042,055	$504,588	$0	$66,546,643

Total	$66,042,055	$504,588	$0	$66,546,643

Liabilities
None

UBS U.S. Large Cap Growth Equity Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$79,821,561	$2,957,459	$0	$82,779,020

Total	$79,821,561	$2,957,459	$0	$82,779,020

Liabilities
None

UBS Absolute Return Investment Grade Bond Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$119,109,983	$333,627	$119,443,610
Derivatives	2,625,834	4,757,034	0	7,382,868

Total	$2,625,834	$123,867,017	$333,627	$126,826,478

Liabilities
Derivatives	($1,850,172)	($6,355,904)	$0	($8,206,076)

Total	($1,850,172)	($6,355,904)	$0	($8,206,076)

163

UBS Relationship Funds—Notes to financial statements

UBS Corporate Bond Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$203,634,470	$0	$203,634,470
Derivatives	33,918	10,761,303	0	10,795,221

Total	$33,918	$214,395,773	$0	$214,429,691

Liabilities
Derivatives	$0	$(2,857,712)	$0	$(2,857,712)

Total	$0	$(2,857,712)	$0	$(2,857,712)

UBS High Yield Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$5,364	$452,335,742	$15,500	$452,356,606
Derivatives	0	0	0	0

Total	$5,364	$452,335,742	$15,500	$452,356,606

Liabilities
Derivatives	$0	$(25,390,546)	$0	$(25,390,546)

Total	$0	$(25,390,546)	$0	$(25,390,546)

UBS Opportunistic Emerging Markets Debt Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$10,304,311	$6,532,748	$16,837,059
Derivatives	0	44,098	0	44,098

Total	$0	$10,348,409	$6,532,748	$16,881,157

Liabilities
Derivatives	$0	$(1,699,006)	$0	$(1,699,006)

Total	$0	$(1,699,006)	$0	$(1,699,006)

164

UBS Relationship Funds—Notes to financial statements

UBS Opportunistic High Yield Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$1,952,206	$0	$1,952,206

Total	$0	$1,952,206	$0	$1,952,206

Liabilities
None

UBS Opportunistic Loan Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$27,706,140	$0	$27,706,140
Derivatives	0	0	0	0

Total	$0	$27,706,140	$0	$27,706,140

Liabilities
Derivatives	$0	$(1,641,148)	$0	$(1,641,148)

Total	$0	$(1,641,148)	$0	$(1,641,148)

UBS U.S. Bond Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$30,777,910	$0	$30,777,910
Derivatives	169,216	495,706	0	664,922

Total	$169,216	$31,273,616	$0	$31,442,832

Liabilities
Derivatives	$(158,914)	$(299,468)	$0	$(458,382)

Total	$(158,914)	$(299,468)	$0	$(458,382)

165

UBS Relationship Funds—Notes to financial statements

UBS Cash Management Prime Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$401,033,810	$0	$401,033,810

Total	$0	$401,033,810	$0	$401,033,810

Liabilities
None

UBS U.S. Securitized Mortgage Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$212,117,171	$26,763,388	$238,880,559

Total	$0	$212,117,171	$26,763,388	$238,880,559

Liabilities
None

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Measurements at 12/31/08

Description	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Securities	$0	$28,911,065	$0	$28,911,065

Total	$0	$28,911,065	$0	$28,911,065

Liabilities
None

166

UBS Relationship Funds—Notes to financial statements

The following is a rollforward of the Funds’ investments that were valued using unobservable inputs for the period:

UBS Global Securities Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$6,089,212	$0	$6,089,212
Total gains or losses (realized/unrealized) included in earnings(a)	(3,270,953)	0	(3,270,953)
Purchases, sales, issuances, and settlements (net)	(632,448)	0	(632,448)
Transfers in and/or out of Level 3	6,301,538	0	6,301,538

Ending balance	$8,487,349	$0	$8,487,349

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(9,950,731)	$0	$(9,950,731)

(a)	Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $6,831,981 related to transferred assets, presented at their end of period values.

UBS Emerging Markets Equity Completion Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$0	$0	$0
Total gains or losses (realized/unrealized) included in earnings(b)	0	0	0
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	9,264	0	9,264

Ending balance	$9,264	$0	$9,264

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$9,264	$0	$9,264

(b)	Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized gains of $9,264 related to transferred assets, presented at their end of period values.

UBS Emerging Markets Equity Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$6,691,365	$0	$6,691,365
Total gains or losses (realized/unrealized) included in earnings(c)	(4,741,245)	0	(4,741,245)
Purchases, sales, issuances, and settlements (net)	3,704,159	0	3,704,159
Transfers in and/or out of Level 3	46,707	0	46,707

Ending balance	$5,700,986	$0	$5,700,986

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(5,409,889)	$0	$(5,409,889)

(c)	Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized gains of $46,707 related to transferred assets, presented at their end of period values.

167

UBS Relationship Funds—Notes to financial statements

UBS International Equity Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$0	$0	$0
Total gains or losses (realized/unrealized) included in earnings(d)	0	0	0
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	662,759	0	662,759

Ending balance	$662,759	$0	$662,759

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(221,891)	$0	$(221,891)

(d)	Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $221,891 related to transferred assets, presented at their end of period values.

UBS Absolute Return Investment Grade Bond Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$6,763,837	$0	$6,763,837
Total gains or losses (realized/unrealized) included in earnings	(3,028,538)	0	(3,028,538)
Purchases, sales, issuances, and settlements (net)	(581,392)	0	(581,392)
Transfers in and/or out of Level 3	(2,820,280)	0	(2,820,280)

Ending balance	$333,627	$0	$333,627

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(969,676)	$0	$(969,676)

UBS High Yield Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$0	$0	$0
Total gains or losses (realized/unrealized) included in earnings	(716,750)	0	(716,750)
Purchases, sales, issuances, and settlements (net)	732,250	0	732,250
Transfers in and/or out of Level 3	0	0	0

Ending balance	$15,500	$0	$15,500

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(696,689)	$0	$(696,689)

168

UBS Relationship Funds—Notes to financial statements

UBS Opportunistic Emerging Markets Debt Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$14,773,861	$1,935,303	$16,709,164
Total gains or losses (realized/unrealized) included in earnings(e)	(3,332,771)	(59,244)	(3,392,015)
Purchases, sales, issuances, and settlements (net)	0	(1,876,059)	(1,876,059)
Transfers in and/or out of Level 3	(4,908,342)	0	(4,908,342)

Ending balance	$6,532,748	$0	$6,532,748

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(6,297,714)	$0	$(6,297,714)

(e)	Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $3,052,263 related to transferred assets, presented at their end of period values.

UBS Opportunistic High Yield Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$16,338	$0	$16,338
Total gains or losses (realized/unrealized) included in earnings	(50,408)	0	(50,408)
Purchases, sales, issuances, and settlements (net)	34,070	0	34,070
Transfers in and/or out of Level 3	0	0	0

Ending balance	$0	$0	$0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$0	$0	$0

UBS U.S. Bond Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$743,860	$0	$743,860
Total gains or losses (realized/unrealized) included in earnings	145,173	0	145,173
Purchases, sales, issuances, and settlements (net)	(414,040)	0	(414,040)
Transfers in and/or out of Level 3	(474,993)	0	(474,993)

Ending balance	$0	$0	$0

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$0	$0	$0

169

UBS Relationship Funds—Notes to financial statements

UBS U.S. Securitized Mortgage Relationship Fund

	Measurements using unobservable inputs (Level 3)
	Securities	Derivatives	Total
Assets
Beginning balance	$207,569,650	$0	$207,569,650
Total gains or losses (realized/unrealized) included in earnings(f)	(67,714,176)	0	(67,714,176)
Purchases, sales, issuances, and settlements (net)	(42,343,358)	0	(42,343,358)
Transfers in and/or out of Level 3	(70,748,728)	0	(70,748,728)

Ending balance	$26,763,388	$0	$26,763,388

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/08.	$(58,884,070)	$0	$(58,884,070)

(f)	Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $15,405,727 related to transferred assets, presented at their end of period values.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, “Swap agreements”.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Funds’ derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

B.    Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Portfolio of Investments.

C.    Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on

170

UBS Relationship Funds—Notes to financial statements

investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.    Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E.    Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.    Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

171

UBS Relationship Funds—Notes to financial statements

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.    Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.    Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default

172

UBS Relationship Funds—Notes to financial statements

swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed on pages 176 and 177 in the footnotes to financial statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

173

UBS Relationship Funds—Notes to financial statements

At December 31, 2008, UBS Global Securities Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, and UBS U.S. Bond Relationship Fund had outstanding interest rate swap agreements with the following terms:

UBS Global Securities Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	39,400,000	09/15/10	1.8713	%(1)	3.6000	%(2)	$1,817,541
Deutsche Bank AG	USD	51,800,000	12/15/10	1.8713	(1)	3.3400	(2)	1,869,136
Goldman Sachs International	USD	9,000,000	09/15/10	1.8713	(1)	3.6000	(2)	415,175

								$4,101,852

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Payments made or received are based on the notional amount.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Citigroup Global Markets Limited	USD	23,500,000	02/28/13	—	(1)	3.4750	%(2)	$1,312,060
Citigroup Global Markets Limited	USD	14,300,000	08/15/16	4.3400	%(2)	—	(1)	(1,861,910)
Citigroup Global Markets Limited	USD	30,800,000	11/24/18	0.4613	(4)	2.1531	(3)	76,003
Deutsche Bank AG	USD	85,680,000	10/15/10	—	(1)	3.2000	(2)	2,678,323
Goldman Sachs International	USD	61,500,000	11/24/09	2.1531	(3)	0.4613	(4)	(4,471)
JPMorgan Chase Bank	USD	16,900,000	03/21/12	—	(1)	4.0600	(2)	628,665
JPMorgan Chase Bank	USD	30,800,000	11/24/18	0.4613	(4)	2.1531	(3)	61,983
JPMorgan Chase Bank	USD	4,100,000	03/18/20	4.8575	(2)	—	(1)	(714,076)
Merrill Lynch International	USD	29,120,000	08/15/16	4.3300	(2)	—	(1)	(3,775,447)

								$(1,598,870)

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA).
(4)	Rate based on 1 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

UBS Corporate Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	4,000,000	12/15/38	4.6250	%(1)	1.8713	%(2)	$(1,545,768)

(1)	Payments made are based on the notional amount.
(2)	Rate based on 3 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

174

UBS Relationship Funds—Notes to financial statements

UBS U.S. Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup Global Markets Limited	USD	3,750,000	02/28/13	—	(1)	3.4750	%(2)	$209,371
Citigroup Global Markets Limited	USD	2,300,000	08/15/16	4.3400	%(2)	—	(1)	(299,468)
Deutsche Bank AG	USD	1,500,000	09/15/10	1.8713	(3)	3.6000	(2)	69,195
Deutsche Bank AG	USD	4,100,000	12/15/10	1.8713	(3)	3.3400	(2)	147,944
Goldman Sachs International	USD	1,500,000	09/15/10	1.8713	(3)	3.6000	(2)	69,196

								$196,238

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2008
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

At December 31, 2008, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Opportunistic Loan Relationship Fund had outstanding credit default swap agreements with the following terms:

UBS Corporate Bond Relationship Fund

Credit default swap on corporate and sovereign issues – Buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value
Citigroup Global Markets Limited	USD	5,000,000	06/20/13	5.0000	%(2)	—	(3)	$—	$872,475
Citigroup Global Markets Limited	USD	5,000,000	09/20/13	1.1500	(2)	—	(4)	—	397,785
Goldman Sachs International	USD	10,000,000	06/20/12	0.6200	(2)	—	(5)	—	1,242,129
Goldman Sachs International	USD	2,900,000	12/20/12	1.4500	(2)	—	(6)	—	16,260
Goldman Sachs International	USD	2,900,000	12/20/12	2.5200	(2)	—	(7)	—	365,826
Goldman Sachs International	USD	5,000,000	12/20/13	0.5500	(2)	—	(8)	—	89,217
Goldman Sachs International	USD	5,000,000	06/20/17	0.8600	(2)	—	(9)	—	1,439,981
Goldman Sachs International	USD	10,000,000	06/20/17	0.3900	(2)	—	(10)	—	1,860,812
Goldman Sachs International	USD	4,350,000	09/20/17	0.5300	(2)	—	(11)	—	450,273
Goldman Sachs International	USD	5,000,000	09/20/17	0.3700	(2)	—	(12)	—	350,588
JPMorgan Chase Bank	USD	10,050,000	06/20/14	2.8500	(2)	—	(13)	—	3,675,957

									$10,761,303

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Payments made or received are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MGIC Investment Corporation 5.375% bond, due 11/01/15.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryder Systems 6.950% bond, due 12/01/25.
(5)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corporation 5.875% bond, due 07/15/12.
(6)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MDC Holdings Inc 5.500% bond, due 05/15/13.
(7)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryland Group 5.375% bond, due 01/15/15.
(8)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Walt Disney Company 5.625% bond, due 09/15/16.
(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Alcoa Inc 6.500% bond, due 06/01/11.

175

UBS Relationship Funds—Notes to financial statements

(10)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler AG 6.500% bond, due 11/15/13.
(11)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Anheuser-Busch Cos., Inc. 5.625% bond, due 10/01/10.
(12)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna Inc 6.625% bond, due 06/15/36.
(13)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Brunswick Corp. 7.125% bond, due 08/01/27.

UBS Corporate Bond Relationship Fund

Credit default swaps on corporate and sovereign issues – sell protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Goldman Sachs International	USD	8,500,000	09/20/12	—	(3)	0.2200	%(4)	$—	$(884,877)	3.291%
JPMorgan Chase Bank	USD	6,000,000	06/20/11	—	(5)	3.1500	(4)	—	(427,067)	6.270%

									$(1,311,944)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Wellpoint Inc. 6.800% bond, due 08/01/12.
(4)	Payments made or received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the HSBC Finance Corp. 7.000% bond, due 05/15/12.

Currency type abbreviation:

USD	United States Dollar

UBS High Yield Relationship Fund

Credit default swaps on credit indices – sell protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Goldman Sachs International	USD	10,000,000	06/20/13	—	(3)	3.2500	%(4)	$—	$(2,031,535)	n/a
Goldman Sachs International	USD	40,000,000	12/20/13	—	(5)	5.0000	(4)	—	(7,976,334)	11.409%
JPMorgan Chase Bank	USD	40,000,000	06/20/12	—	(6)	1.2000	(4)	—	(7,293,990)	n/a
Merrill Lynch International	USD	30,000,000	06/20/13	—	(3)	3.2500	(4)	—	(6,094,604)	n/a
Merrill Lynch International	USD	10,000,000	12/20/13	—	(5)	5.0000	(4)	—	(1,994,083)	11.409%

									$(25,390,546)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

176

UBS Relationship Funds—Notes to financial statements

(3)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series10 Index.

(4)	Payments made or received are based on the notional amount.
(5)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 11 Index.

(6)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 8 Index.

Currency type abbreviation:

USD	United States Dollar

UBS Opportunistic Emerging Markets Debt Relationship Fund

Credit default swaps on corporate and sovereign issues – sell protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Deutsche Bank AG	USD	3,500,000	08/20/09	—	(3)	5.5000	%(4)	$—	$(1,036,987)	67.935%
Merrill Lynch International	USD	1,000,000	03/20/09	—	(5)	4.5500	(4)	—	(51,047)	35.097%

									$(1,088,034)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Argentina 8.280% bond, due 12/31/33.
(4)	Payments made or received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.

Currency type abbreviation:

USD	United States Dollar

UBS Opportunistic Loan Relationship Fund

Credit default swap on credit indices – sell protection(1)

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments made (received)	Value	Credit spread(2)
Deutsche Bank AG	USD	9,000,000	06/20/12	—	(3)	1.2000	%(4)	$42,576	$(1,641,148)	n/a

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)

Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX-NA Series 8 Index.

(4)	Payments received are based on the notional amount.

Currency type abbreviation:

USD	United States Dollar

177

UBS Relationship Funds—Notes to financial statements

I.    Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended December 31, 2008 for UBS Global Securities Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2007	—	$—
Options written	3,307	2,825,635
Options terminated in closing purchase transactions	(2,529)	(2,523,545)
Options expired prior to exercise	—	—
Options exercised	—	—

Options outstanding at December 31, 2008	778	$302,090

Written option activity for the year ended December 31, 2008 for UBS Absolute Return Investment Grade Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2007	1,641	$609,827
Options written	3,823	2,065,251
Options terminated in closing purchase transactions	(3,200)	(2,121,492)
Options expired prior to exercise	(2,264)	(553,586)

Options outstanding at December 31, 2008	—	$—

Written option activity for the year ended December 31, 2008 for UBS U.S. Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2007	375	$140,186
Options written	338	221,913
Options terminated in closing purchase transactions	(358)	(276,611)
Options expired prior to exercise	(293)	(61,442)
Options exercised	—	—

Options outstanding at December 31, 2008	62	$24,046

178

UBS Relationship Funds—Notes to financial statements

J.    Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.    Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 1.50% per annum of short market value in connection with short sale transactions.

L.    Dividends and distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

M.    Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

179

UBS Relationship Funds—Notes to financial statements

N.    Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2008, the following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Securities Relationship Fund	$201,938
UBS Small-Cap Equity Relationship Fund	173,726
UBS U.S. Equity Alpha Relationship Fund	148,101
UBS U.S. Large Cap Equity Relationship Fund	57,159

O.    Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $3,528,078 and $7,911,626 for the years ended December 31, 2008 and December 31, 2007, respectively.

2.	Investment advisory and administration fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Completion Relationship Fund	0.5000
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.1500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Equity Alpha Relationship Fund	0.4000
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Absolute Return Investment Grade Bond Relationship Fund	0.1000
UBS Corporate Bond Relationship Fund	0.1000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Opportunistic High Yield Relationship Fund	0.1400
UBS Opportunistic Loan Relationship Fund	0.6000
UBS U.S. Bond Relationship Fund	0.1000
UBS Cash Management Prime Relationship Fund	0.0100
UBS U.S. Securitized Mortgage Relationship Fund	0.1400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.0475

180

UBS Relationship Funds—Notes to financial statements

At December 31, 2008, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$17,559
UBS Absolute Return Investment Grade Bond Relationship Fund	110,185
UBS Opportunistic Emerging Markets Debt Relationship Fund	12,443
UBS Opportunistic High Yield Relationship Fund	38,660
UBS U.S. Bond Relationship Fund	28,442
UBS Cash Management Prime Relationship Fund	38,183
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	32,765

During the year ended December 31, 2008, the Advisor paid certain Funds for expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$162,760
UBS Absolute Return Investment Grade Bond Relationship Fund	188,415
UBS Opportunistic Emerging Markets Debt Relationship Fund	12,443
UBS Opportunistic High Yield Relationship Fund	181,750
UBS Opportunistic Loan Relationship Fund	86,634
UBS U.S. Bond Relationship Fund	218,321
UBS Cash Management Prime Relationship Fund	269,959
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	215,978

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in units of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Amounts relating to those investments for the year ended December 31, 2008 were as follows:

UBS Global Securities Relationship Fund

Affiliated investment companies	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Emerging Markets Equity Relationship Fund	$34,202,406	$87,000,000	$9,000,000	$(1,763,414)	$(26,627,159)	$83,811,833	5.21%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	4,476,780	—	4,237,210	(262,790)	23,220	—	0.00
UBS Small-Cap Equity Relationship Fund	83,708,732	30,216,000	25,000,000	12,925,010	(48,399,214)	53,450,528	3.32
UBS Corporate Bond Relationship Fund	93,543,418	43,950,000	83,400,000	(1,250,093)	(7,550,137)	45,293,188	2.81
UBS High Yield Relationship Fund	88,688,099	84,000,000	29,500,000	962,604	(29,372,536)	114,778,167	7.13
UBS U.S. Securitized Mortgage Relationship Fund	246,948,114	67,000,000	201,100,000	(72,767,446)	(11,869,724)	28,210,944	1.75
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	—	8,200,000	—	—	(367,584)	7,832,416	0.49

	$551,567,549	$320,366,000	$352,237,210	$(62,156,129)	$(124,163,134)	$333,377,076	20.71%

UBS International Equity Relationship Fund

Affiliated investment company	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$768,503	$—	$727,369	$(45,117)	$3,983	$—	0.00%

181

UBS Relationship Funds—Notes to financial statements

UBS Absolute Return Investment Grade Bond Relationship Fund

Affiliated investment company	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS U.S. Securitized Mortgage Relationship Fund	$87,955,787	$—	$83,104,073	$(8,895,927)	$4,044,213	$—	0.00%

UBS U.S. Bond Relationship Fund

Affiliated investment company	Value 12/31/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/08	% of net assets
UBS Corporate Bond Relationship Fund	$—	$4,575,000	$—	$—	$420,539	$4,995,539	16.24%

The Funds may invest in shares of the UBS Supplementary Trust — U.S. Cash Management Prime Fund (“Supplementary Trust”). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending — net in the Statements of operations. Amounts relating to those investments at December 31, 2008 and for the year then ended were as follows:

Fund	Value 12/31/07	Purchases	Sales proceeds	Value 12/31/08	Net income earned	% of net assets
UBS Global Securities Relationship Fund	$143,144,563	$1,083,997,160	$1,163,087,842	$64,053,881	$3,384,737	3.98%
UBS Emerging Markets Equity Relationship Fund	2,698,339	227,048,333	219,188,850	10,557,822	69,345	2.73
UBS International Equity Relationship Fund	780,074	19,655,198	20,031,993	403,279	10,947	0.95
UBS Small-Cap Equity Relationship Fund	126,484,848	163,684,688	264,784,811	25,384,725	1,743,831	12.52
UBS U.S. Large Cap Equity Relationship Fund	17,705,424	77,893,740	95,094,576	504,588	255,753	0.76
UBS U.S. Large Cap Growth Equity Relationship Fund	27,964,723	990,974	27,964,723	990,974	156,236	1.22
UBS Corporate Bond Relationship Fund	12,458,017	441,850,066	452,172,355	2,135,728	413,339	0.94
UBS High Yield Relationship Fund	14,955,707	878,301,402	804,364,145	88,892,964	1,527,993	19.35
UBS Opportunistic High Yield Relationship Fund	6,811,956	112,528,122	118,912,512	427,566	155,725	21.37
UBS U.S. Bond Relationship Fund	1,820,295	46,288,474	48,074,795	33,974	34,516	0.11
UBS Cash Management Prime Relationship Fund	735,918,292	3,189,137,038	3,524,021,520	401,033,810	17,479,853	100.02
UBS U.S. Securitized Mortgage Relationship Fund	102,782,951	1,327,937,371	1,418,987,511	11,732,811	2,094,552	4.84

The Funds may invest in units of the UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at December 31, 2008 and for the year then ended were as follows:

Fund	Value 12/31/07	Purchases	Sales proceeds	Value 12/31/08	Interest income	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$732,186	$50,156,626	$50,361,097	$527,715	$32,126	1.40%
UBS U.S. Equity Alpha Relationship Fund	8,874,935	204,237,040	209,617,878	3,494,097	147,765	1.64
UBS U.S. Large Cap Growth Equity Relationship Fund	7,199,326	66,960,740	72,193,581	1,966,485	106,333	2.41
UBS Absolute Return Investment Grade Bond Relationship Fund	83,497,842	358,080,482	433,328,600	8,249,724	1,533,115	6.68
UBS Opportunistic Emerging Markets Debt Relationship Fund	5,899,662	72,261,897	76,935,587	1,225,972	108,275	6.96
UBS Opportunistic Loan Relationship Fund	—	61,558,445	46,875,828	14,682,617	387,791	56.80
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	52,117	22,716,387	22,016,728	751,776	16,555	2.58

182

UBS Relationship Funds—Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2008, were as follows:

Fund	UBS AG
UBS Global Securities Relationship Fund	$54,835
UBS Small-Cap Equity Relationship Fund	225,417
UBS U.S. Equity Alpha Relationship Fund	56,690
UBS U.S. Large Cap Equity Relationship Fund	56,395
UBS U.S. Large Cap Growth Equity Relationship Fund	6,224

3.	Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, and UBS Large Cap Growth Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolio(s) of investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $6,994,206, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2008, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$21,749,107	$22,248,330	$15,254,124
UBS Emerging Markets Equity Relationship Fund	1,234,189	1,270,605	1,270,605
UBS Small-Cap Equity Relationship Fund	9,058,993	9,365,994	9,365,994
UBS U.S. Large Cap Growth Equity Relationship Fund	968,726	990,974	990,974

4.	Purchases and sales of securities

For the year ended December 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$2,126,535,988	$2,547,660,047
UBS Emerging Markets Equity Completion Relationship Fund	73,026,414	131,060,628
UBS Emerging Markets Equity Relationship Fund	501,028,488	196,811,332
UBS International Equity Relationship Fund	54,647,950	55,452,235
UBS Small-Cap Equity Relationship Fund	329,008,547	483,054,496
UBS U.S. Equity Alpha Relationship Fund	770,865,052	1,052,129,977
UBS U.S. Large Cap Equity Relationship Fund	181,293,143	435,115,203
UBS U.S. Large Cap Growth Equity Relationship Fund	256,454,568	454,405,623
UBS Absolute Return Investment Grade Bond Relationship Fund	103,403,814	192,772,804
UBS Corporate Bond Relationship Fund	316,378,805	687,955,497

183

UBS Relationship Funds—Notes to financial statements

Fund	Purchases	Sales proceeds
UBS High Yield Relationship Fund	$485,793,795	$221,166,611
UBS Opportunistic Emerging Markets Debt Relationship Fund	7,745,920	43,990,429
UBS Opportunistic High Yield Relationship Fund	6,647,861	137,800,298
UBS Opportunistic Loan Relationship Fund	16,969,872	813,427
UBS U.S. Bond Relationship Fund	44,835,357	74,001,333
UBS U.S. Securitized Mortgage Relationship Fund	479,046,491	1,817,232,850
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	38,951,154	9,756,767

For the period ended December 31, 2008, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$567,819,292	$696,912,730
UBS Absolute Return Investment Grade Bond Relationship Fund	6,479,547	6,469,531
UBS Corporate Bond Relationship Fund	140,520,700	140,759,880
UBS High Yield Relationship Fund	62,124,382	104,133,658
UBS U.S. Bond Relationship Fund	63,146,818	72,054,842
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	54,546,981	58,291,679

5.	Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statements of assets and liabilities do not present the components of net assets.

As of and during the year ended December 31, 2008, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6.	Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7.	Line of Credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the UBS Opportunistic Loan Relationship Fund and each series of the UBS Funds (each, a “Fund”) (“Committed Credit Facility”) to be utilized for temporary financing until the settlement of units or purchases of portfolio securities, the repurchase or redemption of units of each Fund at the request of unitholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds participating in the Committed Credit Facility. There were no borrowings by the UBS Opportunistic Loan Relationship Fund from the Committed Credit Facility as of or during the year ended December 31, 2008.

184

UBS Relationship Funds—Notes to financial statements

8.	Capital contributions from advisor

During the year ended December 31, 2008, the Advisor reimbursed the UBS Global Securities Relationship Fund in the amount of $49,823, or $0.001 per unit based upon the Fund’s units outstanding at December 31, 2008 and the UBS Absolute Return Investment Grade Bond Relationship Fund in the amount of $68,236, or $0.005 per unit based upon the Fund’s units outstanding at December 31, 2008, for adjusted unitholder activity resulting from a change in valuation source of certain securities.

9.	Subsequent events

Effective February 23, 2009 and February 26, 2009, all of the outstanding units of UBS Opportunistic High Yield Relationship Fund and UBS Opportunistic Loan Relationship Fund, respectively, were redeemed. Both Funds remain open to accept subscriptions of new unitholders.

185

UBS Relationship Funds—Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Opportunistic Loan Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Cash Management Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively the “Funds”), including the portfolios of investments, as of December 31, 2008, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2008, and the results of their operations, changes in their net assets, and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2009

186

UBS Relationship Funds – General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

187

Trustee & Officer information (unaudited)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-Interested Trustees:

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Walter E. Auch; 87 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (32 portfolios) and Consulting Group Capital Markets Funds (II Portfolios) Mr. Auch is also a member of the Board of Sound Surgical Technologies.

Adela Cepeda; 50 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (8 portfolios) and director of Amalgamated Bank of Chicago.

John J. Murphy, 64 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since January 2009	President, Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a director or trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (13 funds); a Director of the Legg Mason Equity Funds (47 funds); Trustee, Consulting Group Capital Markets Funds (11 funds); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003).

Frank K. Reilly; 73 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1994	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 74 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

188

Trustee & Officer information (unaudited)

Non-Interested Trustees: (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas, 58 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since July 2008), President and CEO of First Chicago Bancorp. (Since November 2008) and CEO of First Chicago Bank and Trust (Since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001-2004).

				Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University HealthSystem.

Abbie J. Smith, 55 Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since January 2009

Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago (since 1980). Formerly, Marvin Bower Fellow, Harvard Business School (2001-2002). Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (September 2008).

				Ms. Smith is a director or trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a Director of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); a Director/Trustee of DFA Investment Dimensions Group, Inc., Dimensional Investment Group Inc., Dimensional Investment Trust Co. and Dimensional Emerging Markets Trust (since 2000) and a Director of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

Officers:

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

189

Trustee & Officer information (unaudited)

Officers: (continued)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**, 51	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an director (since March 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

190

Trustee & Officer information (unaudited)

Officers: (continued)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*, 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*, 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp. - UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 106 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

191

Trustee & Officer information (unaudited)

Officers: (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606

192

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $609,000 and $626,100, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $29,500 and $27,500 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2008 and 2007 semiannual financial statements, and 2008 agreed upon procedures review.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $194,800 and $161,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by E&Y of $2,222,966 and $1,792,939 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$224,300	$189,000
Non-Covered Services	$1,998,666	$1,603,939

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Relationship Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 9, 2009